                                                                    Exhibit 10.1


          ************************************************************

                      APPLIED EXTRUSION TECHNOLOGIES, INC.


                                CREDIT AGREEMENT

                            Dated as of April 7, 1994
                 as Amended and Restated as of January 21, 2003


                               JPMORGAN CHASE BANK
                             as Administrative Agent
                              Collateral Agent and
                                  Issuing Bank

          ************************************************************

                             J.P. MORGAN CHASE BANK
                   as Sole Book Manager and Sole Lead Arranger

                     J.P. MORGAN BUSINESS CREDIT CORPORATION
                                   as Advisor

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
ARTICLE 1
    Definitions and Accounting Matters

Section 1.01.  Certain Defined Terms ...................................................      1
Section 1.02.  Accounting Terms and Determinations .....................................     24
Section 1.03.  Types of Loans ..........................................................     25

ARTICLE 2
    The Credits

Section 2.01.  Loans and Letters of Credit .............................................     25
Section 2.02.  Funding of Loans ........................................................     26
Section 2.03.  Principal Repayment of Loans ............................................     27
Section 2.04.  Mandatory Prepayments and Cover .........................................     28
Section 2.05.  Interest ................................................................     29
Section 2.06.  Interest Periods ........................................................     31
Section 2.07.  Conversions .............................................................     31
Section 2.08.  Voluntary Prepayments ...................................................     32
Section 2.09.  Uncollected Funds Compensation ..........................................     32
Section 2.10.  Termination or Reduction of Working Capital Commitments .................     32
Section 2.11.  Certain Notices .........................................................     33
Section 2.12.  Calculation of Borrowing Base ...........................................     33
Section 2.13.  Letters of Credit .......................................................     33
Section 2.14.  Settlement Between Administrative Agent and Lenders .....................     36
Section 2.15.  Fees ....................................................................     36
Section 2.16.  Payments Generally ......................................................     37
Section 2.17.  Commitment Increases ....................................................     38
Section 2.18.  Use of Proceeds .........................................................     39
Section 2.19.  Exchange Rate for Canadian Dollars ......................................     39

ARTICLE 3
    Payments; Pro Rata Treatment; Sharing of Payments, Etc.


Section 3.01.  Pro Rata Treatment ......................................................     39
Section 3.02.  Non-receipt of Funds by the Administrative Agent ........................     40
Section 3.03.  Sharing of Payments, Etc ................................................     40
Section 3.04.  Several Obligations .....................................................     41
Section 3.05.  Taxes ...................................................................     41

ARTICLE 4
    Yield Protection and Illegality

Section 4.01.  Additional Costs ........................................................     44

                                                                                  Page
                                                                                  ----
Section 4.02.  Limitation on Types of Loans ....................................    45
Section 4.03.  Illegality ......................................................    46
Section 4.04.  Substitute Base Rate Loans ......................................    46
Section 4.05.  Compensation ....................................................    46
Section 4.06.  Additional Costs in Respect of Letters of Credit ................    47
Section 4.07.  Capital Adequacy ................................................    47

ARTICLE 5
    Conditions

Section 5.01.  Phase I Effective Date ..........................................    48
Section 5.02.  Phase II Effective Date .........................................    50
Section 5.03.  Loans and Letters of Credit .....................................    51

ARTICLE 6
    Representations and Warranties

Section 6.01.  Corporate Existence .............................................    52
Section 6.02.  Information .....................................................    52
Section 6.03.  Litigation ......................................................    53
Section 6.04.  No Breach .......................................................    53
Section 6.05.  Corporate Action ................................................    54
Section 6.06.  Approvals .......................................................    54
Section 6.07.  Regulations U and X .............................................    54
Section 6.08.  ERISA ...........................................................    54
Section 6.09.  Taxes ...........................................................    55
Section 6.10.  Subsidiaries; Agreements ........................................    55
Section 6.11.  Investment Company Act ..........................................    55
Section 6.12.  Public Utility Holding Company Act ..............................    55
Section 6.13.  Ownership and Use of Properties .................................    56
Section 6.14.  Environmental Matters ...........................................    56
Section 6.15.  Bank Accounts ...................................................    59

ARTICLE 7
    Covenants

Section 7.01.  Information .....................................................    59
Section 7.02.  Taxes and Claims ................................................    63
Section 7.03.  Insurance .......................................................    64
Section 7.04.  Maintenance of Existence; Conduct of Business ...................    65
Section 7.05.  Maintenance of and Access to Properties .........................    65
Section 7.06.  Compliance with Applicable Laws .................................    65
Section 7.07.  Litigation ......................................................    65
Section 7.08.  Indebtedness ....................................................    66
Section 7.09.  Minimum EBITDA ..................................................    66
Section 7.10.  Mergers, Asset Dispositions, Acquisitions, Etc ..................    67

                                                                                    Page
                                                                                    ----
Section 7.11.  Liens ..............................................................   68
Section 7.12.  Investments ........................................................   68
Section 7.13.  Restricted Payments ................................................   69
Section 7.14.  Transactions with Affiliates .......................................   69
Section 7.15.  Lines of Business ..................................................   70
Section 7.16.  Capital Expenditures; Additional Property ..........................   70
Section 7.17.  Modification of Other Agreements ...................................   70
Section 7.18.  Bank Accounts; Cash and Liquid Investments .........................   70
Section 7.19.  Environmental Matters ..............................................   71
Section 7.20.  Senior Notes .......................................................   71
Section 7.21.  Certain Obligations Respecting Guaranties and Collateral ...........   71
Section 7.22.  Field Audits; Inventory Appraisals .................................   73
Section 7.23.  Deposits into Collateral Account ...................................   73
Section 7.24.  Lockbox Operation ..................................................   73

ARTICLE 8
    Defaults

Section 8.01.  Events of Default ..................................................   74
Section 8.02.  Collateral Account .................................................   77

ARTICLE 9
    The Administrative Agent

Section 9.01.  Appointment, Powers and Immunities .................................   77
Section 9.02.  Reliance by Administrative Agent ...................................   78
Section 9.03.  Defaults ...........................................................   78
Section 9.04.  Rights as a Lender .................................................   79
Section 9.05.  Indemnification ....................................................   79
Section 9.06.  Non-reliance on Administrative Agent and Other Lenders .............   79
Section 9.07.  Failure to Act .....................................................   80
Section 9.08.  Resignation or Removal of Administrative Agent .....................   80
Section 9.09.  Collateral Sub-Agents ..............................................   81

ARTICLE 10
    Miscellaneous

Section 10.01.  Waiver ............................................................   81
Section 10.02.  Notices ...........................................................   81
Section 10.03.  Expenses, Etc .....................................................   81
Section 10.04.  Indemnification ...................................................   82
Section 10.05.  Amendments, Etc ...................................................   82
Section 10.06.  Successors and Assigns ............................................   83
Section 10.07.  Confidentiality ...................................................   85
Section 10.08.  Survival ..........................................................   86
Section 10.09.  Captions ..........................................................   86

Section 10.10.  Counterparts; Integration ...................................................    86
Section 10.11.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL .............    86
Section 10.12.  Effectiveness ...............................................................    87

ARTICLE 11
    Amendment of Security Agreement

Section 11.01.  Amendment to Definitions ....................................................    87
Section 11.02.  Amendment to Section 3 ......................................................    89
Section 11.03.  Amendment to Section 4 ......................................................    90
Section 11.04.  Amendment to Section 5 ......................................................    90
Section 11.05.  Amendment to Section 9 ......................................................    97
Section 11.06.  Miscellaneous Amendments ....................................................    98

ARTICLE 12
    Amendment of Pledge Agreement

Section 12.01.  Amendment to Definitions ....................................................    99
Section 12.02.  Amendment to Section 13 .....................................................   100
Section 12.03.  Miscellaneous Amendments ....................................................   102

                                    Schedules

SCHEDULE I      -  Assigned Agreements
SCHEDULE II     -  Security Documents
SCHEDULE III    -  Bank Accounts
SCHEDULE IV     -  [intentionally omitted]
SCHEDULE V      -  Investments
SCHEDULE VI     -  Agreements; Liens
SCHEDULE VII    -  Environmental Matters
SCHEDULE VIII   -  Insurance

                                    Exhibits

EXHIBIT A -   Form of Assignment and Assumption
EXHIBIT B -   Form of Note
EXHIBIT C-1 - Form of Phase I Borrowing Base Certificate
EXHIBIT C-2 - Form of Phase II Borrowing Base Certificate
EXHIBIT D -   Form of Opinion of Special Counsel to the Company
EXHIBIT E -   [intentionally omitted]
EXHIBIT F -   Form of Company Security Agreement
EXHIBIT G -   Form of Company Pledge Agreement
EXHIBIT H -   Form of Subsidiary Guaranty
EXHIBIT I -   Form of Guarantor Acknowledgment
EXHIBIT J -   Form of Commitment Acceptance
EXHIBIT K -   Form of Weekly Collateral Certificate

                      AMENDED AND RESTATED CREDIT AGREEMENT

     AGREEMENT dated as of April 7, 1994 and amended and restated as of January 21, 2003 among: APPLIED EXTRUSION TECHNOLOGIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors, the "Company"); each of the lenders which is or which may from time to time become a signatory hereto (individually, together with its successors, a "Lender" and, collectively, together with their respective successors, the "Lenders"); and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

     WHEREAS, the Company is a party to a Credit Agreement (as heretofore amended, the "Original Agreement") dated as of April 7, 1994, together with each of the Lenders and JPMorgan Chase Bank, as administrative agent for the Lenders;

     WHEREAS, the parties hereto desire to further amend the Original Agreement to make certain changes thereto; and

     WHEREAS, in order to set forth in one document, for the convenience of the parties, the text of the Original Agreement as heretofore amended and as amended by the amendments to be made upon the effectiveness hereof, the Original Agreement as heretofore amended will, upon satisfaction of the conditions set forth in Section 5.01 hereof, be amended and restated to read in full as set forth herein;

     The parties hereto agree as follows:

                                    ARTICLE 1
                       DEFINITIONS AND ACCOUNTING MATTERS

     Section 1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "Administrative Agent" shall have the meaning set forth in the preamble to this Amended Agreement.

     "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, siblings, spouse, children, stepchildren, nephews, nieces and grandchildren) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly more than 5% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 5% of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

     "Agreement" shall mean the Amended Agreement, as the same may be modified and supplemented and in effect from time to time.

     "Amended Agreement" shall mean this Credit Agreement dated as of April 7, 1994 and amended and restated as of January 21, 2003 among the Company, the Lenders and the Administrative Agent.

     "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan or Letter of Credit, the Lending Office of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan or Letter of Credit below its name on the signature pages hereof or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type or such Letters of Credit are to be made and/or issued and maintained.

     "Applicable Leverage Ratio" shall mean, for any day, the ratio, as at the end of the most recently ended fiscal quarter of the Company for which the Company has delivered to the Administrative Agent and the Lenders the financial statements required to be delivered by the Company pursuant to Section 7.01(a), 7.01(b) or 7.01(c), as the case may be, of Funded Indebtedness as at the end of the four fiscal quarters then ended to EBITDA for such four fiscal quarters; provided that if the Company shall not have timely delivered any such financial statements, and the Majority Lenders shall not have agreed otherwise, the Applicable Leverage Ratio for each day from and including the day on which such financial statements are required to be delivered to but excluding the day on which such financial statements are delivered shall be deemed to be greater than 8.75:1.

         "Applicable Margin" shall mean (a) for any day prior to the September Financials Delivery Date, (i) for Base Rate Loans, 1.25% per annum, and (ii) for Eurodollar Loans or with respect to any letter of credit fee payable hereunder, as the case may be, 2.75% per annum and (b) for any day thereafter, with respect to any Base Rate Loan or Eurodollar Loan, or with respect to any letter of credit fee payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Base Rate Margin", "Eurodollar Margin" or "Letter of Credit Fee Rate", as the case may be, based upon the Applicable Leverage Ratio on such day:

==================================================================================================
                                                       Base Rate      Eurodollar   Letter of Credit
                Applicable Leverage Ratio:              Margin          Margin        Fee Rate
--------------------------------------------------------------------------------------------------
                     *5.75 to 1                          1.00%          2.25%           2.25%
--------------------------------------------------------------------------------------------------
            **** 5.75 to 1 and * 7.24 to 1               1.00%          2.50%           2.50%
--------------------------------------------------------------------------------------------------
            **** 7.25 to 1 and * 8.75 to 1               1.25%          2.75%           2.75%
--------------------------------------------------------------------------------------------------
                     **8.75 to 1                         1.50%          3.00%           3.00%
==================================================================================================

*     means less than
**    means greater than
****  means greater than or equal to

     Notwithstanding the foregoing, the Applicable Margin for trade letters of credit shall be the greater of (x) the applicable rate per annum set forth above under "Letter of Credit Fee Rate" less 0.50% per annum and (y) 1.00% per annum.

     "Assignment and Assumption" shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06) and accepted by the Administrative Agent, in the form of Exhibit A hereto or any other form approved by the Administrative Agent.

     "Assigned Agreements" shall mean, collectively, the agreements listed on
Schedule I hereto, as each such agreement shall, subject to Section 7.17 hereof, be modified and supplemented and in effect from time to time.

     "Available Funds" shall mean all deposits in the Collateral Account which shall have been made by 2:00 p.m. on a Business Day, or such later time in any Business Day as the Administrative Agent shall have expressly agreed.

     "Bank Product Obligations" shall mean all obligations of the Company or its Subsidiaries pursuant to and under any Lockbox Agreement or Controlled Account Agreement and all obligations of the Company or its Subsidiaries pursuant to and under any cash management service agreement between the Company or any Subsidiary Guarantor and the Administrative Agent or any Lender.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, as now or hereafter in effect, or any successor statute.

     "Base Rate" shall mean, with respect to any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Federal Funds Rate plus 1/2 of 1% and (ii) the Prime Rate. Any change in the Base Rate due to a change in the Federal Funds Rate or the Prime Rate shall be effective from and including the effective date of such change in the Federal Funds Rate and the Prime Rate, respectively.

     "Base Rate Loans" shall mean Loans which bear interest at a rate based upon the Base Rate.

     "Basic Documents" shall mean the Financing Documents, the Assigned Agreements, the Indenture, the Senior Notes and any other agreement governing or providing for the issuance of the Senior Notes.

     "Borrowing Base" shall mean the sum in Dollars of the following, determined as of the date of the Borrowing Base Certificate then most recently delivered to the Administrative Agent pursuant to Section 7.01(e):

     (a)  up to 85% of the aggregate amount of Eligible Receivables; plus

     (b)  solely on and after the Phase II Effective Date, up to the least of
(i) 60% of Eligible Inventory, (ii) 85% of the appraised net orderly liquidation value of Eligible Inventory based on the most recent inventory appraisal conducted pursuant to Section 5.02(a) or 7.22 and (iii) $25,000,000; minus

     (c) the aggregate amount of reserves established from time to time by the Administrative Agent for Interest Rate Protection Obligations and Foreign Exchange Obligations that are secured by the Collateral pursuant to the Security Documents;

in each case as calculated by the Administrative Agent from time to time in accordance with Section 2.12; provided that the Administrative Agent, in its reasonable discretion, may on three Business Days prior written notice to the Company from time to time adjust the Borrowing Base by reducing the advance rates for Eligible Receivables or Eligible Inventory or by setting up such reserves or other reductions in the amount of the Borrowing Base as the Administrative Agent deems appropriate in its reasonable credit judgment from time to time. Any such adjustment shall not require the consent of the Company, any Subsidiary Guarantor or any Lender.

     "Borrowing Base Certificate" shall mean a certificate, duly executed by a Senior Officer, appropriately completed and in substantially the form of Exhibit

C-1 hereto (if delivered on or after the Phase II Effective Date) or Exhibit C-2 hereto (if delivered prior to the Phase II Effective Date).

     "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in New York City and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Canadian Dollars" and "C$" shall mean lawful money of Canada.

     "Capital Expenditures" shall mean expenditures in respect of fixed or capital assets (including, without limitation, spare parts) by the Company or any of its Subsidiaries, including the capital portion of lease payments made in respect of Capital Lease Obligations, but excluding expenditures for the restoration or replacement of fixed assets to the extent financed by the proceeds of any Property/Business Interruption Insurance Policy. For purposes of the definition of Fixed Charge Coverage Ratio and Section 7.16, Capital Expenditures shall be calculated without giving effect to the deemed acquisition of the Covington Lease solely as a result of its amendment or refinancing in accordance with Section 7.10(g).

     "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Cash Taxes" shall mean, for any period, income taxes paid in cash during such period.

     "Closing Date" shall mean the date of the initial Loans under the Original Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

     "Collateral" shall mean all of the property (including capital stock and other beneficial interests) in which Liens are purported to be granted under the Security Documents as security for all Obligations of the Company and the Subsidiary Guarantors hereunder.

     "Collateral Account" shall mean any account of the Company maintained at the Administrative Agent as an account into which all proceeds of Collateral shall be deposited pursuant to any of the Security Documents or pursuant to any Lockbox Agreement or Controlled Account Agreement which the Company or any of its Subsidiaries may enter into.

     "Commitment Fee Rate" shall mean (a) for any day prior to the September Financials Delivery Date, 0.50% per annum, and (b) for any day thereafter, the applicable rate per annum set forth below, based on Average Facility Availability on such day:

     Average Facility Availability                     Commitment Fee Rate
     -----------------------------                     -------------------

              **$20,000,000                                    0.50%
             ***$20,000,000                                   0.375%

**   means greater than
***  means less than or equal to

     For the purpose of this definition, the "Average Facility Availability" for any day shall mean the daily average Facility Availability for the quarter (or part thereof) ended on the immediately preceding day

     Anything in this Agreement to the contrary notwithstanding, after the occurrence and during the continuance of any Event of Default, the Commitment Fee Rate shall equal 0.50%.

     "Controlled Account" shall mean any deposit or other bank account maintained by any of the Company or any of its Subsidiaries with (i) the Administrative Agent, or (ii) any financial institution other than the Administrative Agent that is the subject of a Controlled Account Agreement in favor of the Administrative Agent.

     "Controlled Account Agreement" shall mean, with respect to any deposit or other bank account maintained by the Company or any of its Subsidiaries, an agreement among the Company or such Subsidiary, the depository institution at which such account is maintained and the Administrative Agent in form and substance satisfactory to the Administrative Agent that provides for the financial institution at which such account is maintained to comply with instructions originated by the Administrative Agent with respect to the funds from time to time on deposit in such account without further consent of the Company or such Subsidiary or any other Person.

     "Controlled Disbursements Account" shall mean, collectively, any account of the Company at a financial institution acceptable to the Administrative Agent, or at the Administrative Agent as a zero balance, cash management account under controlled disbursement service agreements between the Company and the Administrative Agent or such other financial institution, and through which all disbursements by the Company and any designated Subsidiaries are made and settled on a daily basis with no uninvested balance remaining overnight.

     "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code.

     "Covington Assets" shall mean the property described in the equipment schedules to the Covington Lease.

     "Covington Lease" shall mean the Equipment Lease Agreement dated as of December 29, 1997 by and between LaSalle National Leasing Corporation and its successors and assigns and the Company, as such agreement may be amended or refinanced in accordance with Section 7.10(g).

     "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Dollars" and "$" shall mean lawful money of the United States of America.

     "EBITDA" shall mean for any fiscal period, the sum (determined on a consolidated basis for the Company and its Subsidiaries) of (a) the net income of the Company and its Subsidiaries for such period computed in accordance with GAAP, plus (b) Interest Expense for such period as reported on the Company's consolidated financial statements for such period, plus (c) the income tax expense of the Company and its Subsidiaries for such period as reported on the Company's consolidated financial statements for such period, plus (d) the amount reported on the Company's consolidated financial statements as the depreciation of the assets of the Company and its Subsidiaries for such period computed in accordance with GAAP, plus (e) the amount reported on the Company's consolidated financial statements as the amortization of intangibles assets of the Company and its Subsidiaries for such period computed in accordance with GAAP, plus (f) the amount reported on the Company's consolidated financial statements as the write-down of intangible assets of the Company and its Subsidiaries that consist of goodwill for such period computed in accordance with GAAP, and plus (g) all cash and non-cash extraordinary expenses and losses of the Company and its Subsidiaries for such period computed in accordance with GAAP, minus (h) all cash and non-cash extraordinary income and gains of the Company and its Subsidiaries for such period, in each case as such item is used in the computation of net income of the Company and its Subsidiaries for such period.

     "Eligible Assignee" shall mean: (a) a Lender; (b) an Affiliate of a Lender;
(c) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (d) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (e) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD") or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, so long as such bank is acting through a branch or agency located in the United States; (f) the central bank of any country that is a member of the OECD; (g) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and has total assets in excess of $1,000,000,000; and (h) any other Person approved by the Administrative Agent; provided that none of the Company or any of its Affiliates shall qualify as an Eligible Assignee under this definition.

     "Eligible Inventory" shall mean, as at any date of determination thereof, the value (determined at the lower of cost or market on an average cost basis) of all raw material and finished goods Inventory owned by (and in the possession or under the control of) the Company or any Subsidiary Guarantor other than:

     (a) Inventory not located in a jurisdiction in the United States of America or Canada;

     (b) Inventory that is not subject to an enforceable, perfected, first priority Lien in favor of the Administrative Agent;

     (c) Inventory that is not located at premises owned or leased by the Company or a Subsidiary Guarantor;

     (d) Inventory located at premises leased by the Company or a Subsidiary Guarantor from a landlord or warehouseman from which the Administrative Agent has not received a landlord's or warehouseman's waiver on terms satisfactory to the Administrative Agent;

     (e) Inventory located at premises owned by the Company or a Subsidiary Guarantor and mortgaged to a mortgagee from which the Administrative Agent has not received a mortgagee's waiver on terms satisfactory to the Administrative Agent;

         (f) (i) work in progress, spare parts, packaging and shipping materials, catalogues and other promotional materials of any kind or supplies or (ii) returned or damaged or defective Inventory not eligible for resale;

         (g) slow moving, obsolete or unmerchantable Inventory, as reasonably determined by the Administrative Agent;

         (h) Inventory held by the Company or a Subsidiary Guarantor on consignment from another Person;

         (i) Inventory held for return to vendors; and

         (j) any Inventory that the Administrative Agent, in its good faith discretion, has deemed to be otherwise ineligible.

         Notwithstanding the foregoing definition, the Administrative Agent may, on three Business Days prior written notice to the Company and on the basis of periodic field examinations and Inventory appraisals conducted from time to time, modify any of the foregoing exceptions from "Eligible Inventory" or add additional exceptions from "Eligible Inventory", if the result of any such modification or addition is to reduce the aggregate amount of Inventory that would constitute Eligible Inventory on any date. Any such modification or addition shall not require the consent of the Company, any Subsidiary Guarantor or any Lender.

         "Eligible Receivables" shall mean, as at any date of determination thereof, the aggregate of all Receivables at said date due to the Company or a Subsidiary Guarantor other than the following (determined without duplication):

                  (a) any Receivable which, at the date of the original issuance of the respective invoice therefore, was payable more than 90 days after such date;

                  (b) any Receivable which remains unpaid more than (i) 60 days from the due date or (ii) 90 days from the original date of the invoice relating thereto;

                  (c) any Receivable due from an account debtor whose principal place of business is located outside the United States of America or Canada;

                  (d) any Receivable due from an Affiliate of the Company or any Subsidiary Guarantor;

                  (e) any Receivable due from an account debtor which is the holder of any indebtedness or other obligation due from or payable by the Company or such Subsidiary Guarantor;

                  (f) any Receivable (i) which is not a valid and legally enforceable obligation of the account debtor, (ii) which is subject to any claim for credit, defense, offset, deduction, chargeback, counterclaim or adjustment by the account debtor, other than any discount allowed for prompt payment, or (iii) with respect to which there is any unresolved dispute;

                  (g) any Receivable with respect to which goods are placed on consignment, guaranteed sale, bill-and-hold, repurchase or return, or other terms by reason of which payment by the account debtor may be conditional;

                  (h) any Receivable evidenced by a promissory note, warrant or other instrument or chattel paper;

                  (i) any Receivable due from an account debtor which is (i) an individual or (ii) the United States of America or Canada or any department, agency or instrumentality thereof;

                  (j) any Receivable due from an account debtor if more than 50% of the aggregate amount of the Receivables due from such account debtor are otherwise excluded from the definition of "Eligible Receivables"; provided that, if the aggregate amount of Receivables owing from an account debtor exceeds 25% of the total receivables owing from all account debtors at such time, all Receivables owing from such account debtor shall be ineligible if more than 35% of the total Receivables owing from such account debtor are deemed ineligible;

                  (k) the portion, if any, of the aggregate amount of Receivables owing from any single account debtor that exceeds 25% of the aggregate amount of Receivables owing from all account debtors at such time;

                  (l) any Receivable due from any account debtor (i) which is the subject of bankruptcy, insolvency or similar proceedings, (ii) whose business has failed or been terminated or suspended, or (iii) which the Administrative Agent has notified the Company does not have a satisfactory credit standing (as determined in its sole discretion);

                  (m) any Receivable arising out of sale of goods or rendering of services which did not occur in the ordinary course of business of the Company and its Subsidiaries;

               (n) any Receivable which is not subject to an enforceable, perfected first priority Lien in favor of the Administrative Agent;

               (o) any Receivable determined by the Administrative Agent in its reasonable discretion to be unusual or not customary for the Company's and the Subsidiary Guarantors' type of business or otherwise ineligible for inclusion in the Borrowing Base;

               (p) any Receivable for which a Complying Invoice has not been sent to the applicable account debtor. "Complying Invoice" shall mean an invoice in form and substance reasonably satisfactory to the Administrative Agent bearing an invoice date contemporaneous with or later than the date of the sale of goods or rendering of services giving rise to such invoice;

               (q) any Receivable (i) which, in whole or in part, did not arise from the sale of goods or the provision of services to the account debtor by the Company or a Subsidiary Guarantor; (ii) with respect to which the aforementioned services or goods have not been performed or provided in full; or (iii) which is not evidenced by invoices, shipping documents or other instruments ordinarily used in the trade and reasonably satisfactory to the Administrative Agent;

               (r) any Receivable otherwise failing to conform to any representation, warranty or other provision of this Agreement or the Security Documents relating to Receivables; and

               (s) any Receivable which includes fees charged for services or goods that exceed limitations imposed by applicable law or regulation.

Notwithstanding the foregoing definition, the Administrative Agent may, on three Business Days prior written notice to the Company and on the basis of periodic examinations conducted from time to time, modify any of the foregoing exceptions from "Eligible Receivables" or add additional exceptions from "Eligible Receivables" if the result of any such modification or addition is to reduce the aggregate amount of Receivables that would constitute Eligible Receivables on any date. Any such modification or addition shall not require the consent of the Company, any Subsidiary Guarantor or any Lender.

         "Environmental Laws" shall mean any and all applicable federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or the effect of the environment on human health or to emissions, discharges or release of pollutants, contaminants, wastes or other hazardous substances into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, wastes or other hazardous substances or the clean-up or other remediation thereof.

         "Environmental Liabilities" shall mean all liabilities in connection with or relating to the business, assets, presently or previously owned or leased property, activities (including, without limitation, off-site disposal) or operations of the Company and each Subsidiary, whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which arise under or relate to matters covered by Environmental Laws (including, without limitation, any matter disclosed or required to be disclosed in Schedule VII hereto).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Loans, the rate per annum appearing on Page 3750 of the Dow Jones Market Service (or any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. London time on the day two Business Days prior to the first day of the Interest Period for such Loans as the rate for dollar deposits with a maturity comparable to such Interest Period. If such rate is not available at such time for any reason, then the Eurodollar Base Rate for such Loans for such Interest Period shall be the rate at which dollar deposits of $500,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. London time on the day two Business Days prior to the first day of the Interest Period for such Loans.

         "Eurodollar Loans" shall mean Loans the interest on which is determined on the basis of rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

         "Eurodollar Rate" shall mean, for any Eurodollar Loans, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the Administrative Agent to be equal to (i) the Eurodollar Base Rate for such Loans for the Interest Period for such Loans multiplied by (ii) the Statutory Reserve Rate for such Interest Period.

         "Event of Default" shall have the meaning assigned to such term in
Section 8.01 hereof.

         "Existing Letters of Credit" shall mean the following Letters of Credit outstanding on the Phase I Effective Date: (i) the IRB Letter of Credit with a face amount of $6,093,997.62 and (ii) the Letter of Credit in favor of Travelers Indemnity with a face amount of $125,000.

         "Facility Availability" shall mean, at any time, the amount by which
(a) Maximum Facility Availability at such time exceeds (b) Total Exposure at such time; provided that for the purpose of Section 5.02(h), Facility Availability shall be calculated as if the Phase II Effective Date shall have occurred.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average of the rate quotations for such day for such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by it.

         "Financing Documents" shall mean this Agreement, the Subsidiary Guaranty, the Guarantor Acknowledgment, the Notes and the Security Documents.

         "Fixed Charge Coverage Ratio" shall mean, at any time, the ratio, calculated as at the end of each fiscal quarter for the four fiscal quarters then ended, of (i) EBITDA for such period minus Capital Expenditures to (ii) Fixed Charges for such period.

         "Fixed Charges" shall mean, for any period, the sum of (a) Interest Expense for such period plus (b) Cash Taxes for such period plus (c) the aggregate amount of regularly scheduled principal payments made during such period in respect of Long-Term Debt of the Company and its Subsidiaries (except payments made by the Company or any Subsidiary to the Company or any Subsidiary), plus (d) the aggregate amount of principal payments (except scheduled principal payments) made during such period in respect of Long-Term Debt of the Company and its Subsidiaries (other than the Loans), in each case to the extent that such payment reduced any scheduled principal payments that would have become due within one year after the date of such payment. For the purpose of this definition, "Long Term Debt" shall mean any Indebtedness that, in accordance with GAAP, constitutes (or when incurred, constituted) a long-term liability.

         "Foreign Exchange Obligations" shall mean all obligations of the Company or its Subsidiaries pursuant to and under any and all foreign exchange contracts and agreements to which the Company or any Subsidiary is a party. For the purpose of computing the amount thereof in connection with any calculation under this Agreement, such obligations shall be determined as of any date of computation as if such foreign exchange agreement were to be terminated or declared to be in default on such date (after giving effect to any netting provisions).

         "Funded Indebtedness" shall mean Indebtedness which matures more than one year after the incurrence thereof or is extendible, renewable or refundable, at the option of the obligor, to a date more than one year after the incurrence thereof (including the current portion thereof).

         "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States consistently applied.

         "Guarantor Acknowledgment" shall mean the Guarantor Acknowledgment dated as of the Phase I Effective Date, substantially in the form of Exhibit I hereto.

         "Guaranty" by any Person shall mean any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arm's length price in the ordinary course of business) or (ii) entered into for the purpose of assuring in any other manner the holder of such Indebtedness of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Hazardous Substances" shall mean any pollutants, contaminants, wastes or other toxic, radioactive, caustic or otherwise hazardous substances, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having constituent elements displaying any of the foregoing characteristics, regulated under Environmental Laws.

         "Indebtedness" shall mean, as to any Person (determined without duplication): (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase or acquisition price of property or services, other than accounts payable (other than for borrowed money) incurred in the ordinary course of business; (ii) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person (whether or not such obligations are contingent); (iii) Capital Lease Obligations of such Person; (iv) obligations of such Person to redeem or otherwise retire shares of capital stock of such Person; (v) all Foreign Exchange Obligations and Interest Rate Protection Obligations; and (vi) indebtedness of others of the type described in clause (i), (ii), (iii), (iv) or
(v) above secured by a Lien on the property of such Person, whether or not the respective obligation so secured has been assumed by such Person; and (vii) indebtedness of others of the type described in clause (i), (ii), (iii), (iv) or
(v) above Guaranteed by such Person.

         "Indenture" shall mean the Indenture dated as of June 19, 2001 between the Company and Wells Fargo Bank Minnesota, N.A., as Trustee, as such agreement shall, subject to Section 7.17 hereof, be modified and supplemented and in effect from time to time.

         "Interest Expense" shall mean, for any period, the sum (determined without duplication) of the aggregate amount of interest accruing during such period on Indebtedness of the Company and its Subsidiaries (on a consolidated basis), including the interest portion of payments under Capital Lease Obligations and any capitalized interest, and excluding amortization of debt discount and expense.

         "Interest Period" shall mean, with respect to any Eurodollar Loans, the period commencing on the date such Loans are made or converted from Base Rate Loans or the last day of the next preceding Interest Period with respect to such Loans and ending on the numerically corresponding day in the first, second or third calendar month thereafter, as the Company may select as provided in Sections 2.06 and 2.07 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

         "Interest Rate Protection Obligations" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements. For the purpose of computing the amount thereof in connection with any calculation under this Agreement, such obligations shall be determined as of any date of computation as if such arrangement were to be terminated or declared to be in default on such date (after giving effect to any netting provisions).

     "Inventory" shall mean inventory (as defined in Article 9 of the Uniform Commercial Code) to the extent comprised of readily marketable materials, products or goods of a type manufactured or consumed by the Company or any Subsidiary Guarantor in the ordinary course of business as presently conducted.

     "Investments" shall have the meaning assigned to such term in Section 7.12 hereof.

     "IRB Letter of Credit" shall mean one or more Letters of Credit securing the Company's obligations in respect of outstanding City of Salem, Massachusetts Flexible Mode Industrial Development Revenue Bonds (Applied Extrusion Technologies, Inc. Issue), in form and substance satisfactory to JPMorgan Chase.

     "JPMorgan Chase" shall mean JPMorgan Chase Bank and its successors.

     "Lender" shall have the meaning set forth in the preamble to this Amended Agreement.

     "Letter of Credit" shall mean any Existing Letter of Credit and any letter of credit issued pursuant to Section 2.01(c) by JPMorgan Chase for the Company as account party.

     "Letter of Credit Liabilities" shall mean, at any time and in respect of any Letter of Credit, the sum of (i) the amount available for drawings under such Letter of Credit plus (ii) the aggregate unpaid amount of all Reimbursement Obligations at the time due and payable in respect of previous drawings made under such Letter of Credit.

     "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company and each of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Liquid Investments" shall mean (i) certificates of deposit maturing within 180 days of the acquisition thereof denominated in Dollars and issued by (X) a Lender or (Y) a bank or trust company having combined capital and surplus of at least $500,000,000 and which has (or which is a Subsidiary of a bank holding company which has) publicly traded debt securities rated AA or higher by Standard & Poor's Corporation or Aa-2 or higher by Moody's Investors Service, Inc.; (ii) obligations issued or guaranteed by the United States of America, with maturities not more than 180 days after the date of issue; (iii) commercial paper with maturities of not more than 90 days and a published rating of not less than A-1 from Standard & Poor's Corporation or P-1 from Moody's Investors Service, Inc. and (iv) such other liquid investments as the Administrative Agent, in the exercise of its sole discretion, shall approve from time to time.

     "Loans" shall mean the loans provided for by Section 2.01(a) hereof.

     "Loan Tranche" shall mean any portion of the Loans outstanding under the Notes as Base Rate Loans or any portion of the Loans outstanding under the Notes as Eurodollar Loans having the same Interest Period. Each portion of the Eurodollar Loans outstanding under the Notes having a different Interest Period shall constitute a separate Loan Tranche, and all Base Rate Loans shall constitute a single Loan Tranche.

     "Lockbox" shall mean a post office box established by the Administrative Agent or such other financial institutions as shall be acceptable to the Administrative Agent pursuant to a Lockbox Agreement with the Company or its Subsidiaries into which account debtors of the Company are directed to remit payments.

     "Lockbox Agreement" shall mean an agreement pursuant to which the Administrative Agent or another financial institution acceptable to the Administrative Agent maintains a post office box into which account debtors of the Company and certain of its Subsidiaries remit payments, and which payments are deposited into a Controlled Account.

     "Majority Lenders" shall mean, at any time while no Loans or Letter of Credit Liabilities are outstanding, Lenders having at least 51% (or, if at such time there are fewer than three Lenders, 100%) of the aggregate amount of the Working Capital Commitments and, at any time while any Loans or Letter of Credit Liabilities are outstanding, Lenders holding at least 51% (or, if at such time there are fewer than three Lenders, 100%) of the outstanding aggregate principal amount of the Loans and Letter of Credit Liabilities (including, without limitation, participations in the Letters of Credit).

     "Material Adverse Effect" shall mean (i) a material adverse effect on the condition (financial or otherwise), results of operations, properties, assets, liabilities (including, without limitation, tax and ERISA liabilities and Environmental Liabilities), business, operations, capitalization, stockholders' equity, licenses, franchises or prospects of the Company and its Subsidiaries, taken as a whole; (ii) a material adverse effect on the ability of any the Company or any Subsidiary to perform its obligations under each Basic Document to which it is a party; or (iii) a material adverse effect on the rights and remedies of the Administrative Agent and the Lenders under the Financing Documents.

     "Maximum Facility Availability" shall mean: (a) at any time on or after the Phase I Effective Date but prior to the Phase II Effective Date, the least of
(i) the Working Capital Commitments at such time, (ii) the Borrowing Base at such time and (iii) the sum of $13,000,000 in aggregate principal amount of Loans and $6,218,997.62 in Letter of Credit Liabilities, and (b) at any time on or after the Phase II Effective Date, the amount by which the lesser of the Working Capital Commitments and Borrowing Base at such time exceeds $5,000,000.

     "Mortgages" shall mean, collectively, the mortgages, deeds of trust, deeds of hypothecation, leasehold mortgages, leasehold deeds of trust and similar instruments listed on Schedule II, each in form and substance satisfactory to the Administrative Agent, executed by the respective mortgagors in favor of the Administrative Agent for the benefit of the Lenders.

     "Multiemployer Plan" shall mean at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which the Company or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the Controlled Group during such five year period.

     "Net Cash Proceeds" shall mean, in each case as set forth in reasonable detail in a certificate of a Senior Officer delivered to the Administrative
Agent: (a) with respect to the disposition of any asset by the Company or any of its Subsidiaries, the excess, if any, of (i) the cash received (including any cash payments received by way of deferred payment pursuant to, or monetization of, a note or installment receivable or otherwise, but only as and when received) in connection with such disposition over (ii) the sum of (A) the amount of any Indebtedness which is secured by such asset and which is required to be repaid in connection with the disposition thereof, plus (B) the reasonable out-of-pocket expenses incurred by the Company or such Subsidiary, as the case may be, in connection with such disposition, plus (C) provision for taxes, including income taxes, attributable to the disposition of such asset; (b) with respect to the incurrence of Indebtedness of the Company or any of its Subsidiaries, the gross proceeds received from such incurrence less all reasonable out-of-pocket expenses, discounts and commissions and other fees and expenses incurred or to be incurred and all federal, state, local and foreign taxes assessed or to be assessed in connection with the closing of such transaction; (c) with respect to the receipt by the Company or the Administrative Agent of any payment under a Property Insurance Policy or pursuant to any condemnation award, the aggregate amount of any such payment made to the Company or the Administrative Agent less any income tax liability of the Company relating to such payment and all legal expenses incurred in connection with the recovery or collection thereof; and (d) with respect to the termination of any Plan, the excess, if any, of (i) the amounts received by the Company or any Subsidiary in connection with such termination over (ii) the amount of taxes payable by such Person in connection therewith.

     "Notes" shall mean the promissory notes of the Company evidencing the Loans, substantially in the form of Exhibit B hereto, and "Note" shall mean any one of the Notes.

     "Obligations" shall mean all obligations of the Company and the Subsidiary Guarantors to the Lenders and the Administrative Agent under this Agreement or any of the other Financing Documents, including, without limitation, all indebtedness evidenced by the Notes, all obligations under or in respect of the Letters of Credit and all Reimbursement Obligations, Interest Rate Protection Obligations, Foreign Exchange Obligations and Bank Product Obligations together with all accrued and unpaid interest (including, without limitation, all interest that, but for the filing of a petition in, or commencement of a case, proceeding or other action relating to, bankruptcy, insolvency or reorganization of the Company or any of its Subsidiaries, would have accrued, whether or not a claim is allowed against the Company or such Subsidiary for such interest in the related bankruptcy proceeding), fees, expenses and charges payable by the Company or the Subsidiary Guarantors hereunder or under any of the other Financing Documents.

     "Offering Materials" shall mean the projections and other information prepared in connection with the transactions contemplated by this Amended Agreement and provided to the Lenders in January, 2003.

     "Original Agreement" shall have the meaning set forth in the preamble to this Amended Agreement.

     "Original Lender" shall mean each "Lender" as defined in the Original Agreement.

     "Overadvance" shall mean a loan, advance, or providing of credit support (such as the issuance of any letter of Credit) to the extent that, immediately after its having been made, Facility Availability is less than zero.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Person" shall mean an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

     "Permissible Overadvances" shall mean Loans which are Overadvances, but as to which each of the following conditions is satisfied: (a) after giving effect to such Overadvances, Total Exposure does not exceed the aggregate amount of the Working Capital Commitments; (b) when such Overadvances are aggregated with all other Overadvances, the total outstanding amount of Overadvances does not exceed $2,000,000; and (c) such Overadvances are made or undertaken in the Administrative Agent's discretion to protect and preserve the interests of the Lenders holding Loans.

     "Phase I Effective Date" shall mean the first date on which each of the conditions set forth in Section 5.01 shall have been satisfied.

     "Phase II Effective Date" shall mean the first date on which each of the conditions set forth in Section 5.02 shall have been satisfied.

     "Plan" shall mean an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained or contributed to, by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by the Company or any Person which was at such time a member of the Controlled Group for employees of any Person which was at such time a member of the Controlled Group.

     "Plants" shall mean the facilities of the Company located in Terre Haute, Indiana; Covington, Virginia; and Varennes, Quebec, Canada.

     "Pledge Agreement" shall mean the Company Pledge Agreement dated as of April 7, 1994 substantially in the form of Exhibit G hereto.

     "Post-Default Rate" shall mean (i) for any principal of any Loan, a rate per annum equal to the rate which is then in effect for such Loan plus 2% and
(ii) for any other amount due or payable hereunder, a rate per annum equal to the rate which is then in effect for Base Rate Loans plus 2%.

     "Prime Rate" shall mean the rate of interest from time to time announced by JPMorgan Chase at its New York City principal office as its prime commercial lending rate. Each change in the interest rate provided for herein resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

     "Property Insurance Policy" shall mean insurance (x) against loss or damage covering all tangible real and personal property and improvements of the Company and its Subsidiaries, by reason of any Peril (as defined below) and (y) covering any construction or repair of improvements, for the total value of the work performed and equipment, supplies and material furnished against any Peril. For purposes of this definition, the term "Peril" shall mean, collectively, (i) fire, lighting, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and
(ii) all other perils covered by the "all-risk" endorsement then in use in the States in which the Plants are located.

     "Purchase Agreement" shall mean the Sale and Purchase Agreement dated as of March 8, 1994 between the Company and Hercules Incorporated, a Delaware corporation, as such agreement shall, subject to Section 7.17 hereof, be modified and supplemented and in effect from time to time.

     "QPF Acquisition" shall mean the acquisition by the Company of assets relating to the oriented polypropylene business of QPF, LLC, including without limitation tangible personal property (such as inventories, machinery and equipment) and intellectual property, pursuant to the Asset Purchase Agreement dated as of May 3, 2001 among the Company, QPF, LLC and Hood Companies, Inc., as amended by Amendment No. 1 dated as of June 12, 2001 and Amendment No. 2 dated as of December 20, 2001.

     "Quebec" shall mean the Province of Quebec, Canada.

     "Receivable" shall mean, as at any date of determination thereof, the unpaid portion of the obligation, as stated in U.S. Dollars or Canadian Dollars on the respective invoice, of a customer of the Company or any Subsidiary Guarantor in respect of Inventory purchased and shipped or services rendered, net of any credits, rebates or offsets owed to the respective customer and, to the extent reflected in such invoice, also net of any commissions payable to third parties which are billed in addition to the bill for such Inventory.

     "Regulated Activity" shall mean any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Substance.

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" shall mean, with respect to any Lender, any change on or after the date of this Amended Agreement in United States federal, state or foreign laws or regulations (including Regulation D) or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reimbursement Obligation" shall mean the obligation of the Company to reimburse JPMorgan Chase for any amount paid by JPMorgan Chase pursuant to and under any Letter of Credit.

     "Release" shall mean any discharge, emission or release, including a "Release" as defined in CERCLA at 42 U.S.C. Section 9601(22). The term "Released" shall have a corresponding meaning.

     "Restricted Payment" shall mean dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any shares of any class of capital stock of the Company, or the exchange or conversion of any shares of any class of capital stock of the Company for or into any obligations of or shares of any other class of capital stock of the Company or any other property, but excluding dividends payable solely in, or exchanges or conversions for or into, shares of capital stock of the Company of the same or a junior class; provided that payments to the Company or a Wholly-Owned Subsidiary shall not constitute Restricted Payments.

     "Security Agreement" shall mean the Company Security Agreement dated as of April 7, 1994 substantially in the form of Exhibit F hereto.

     "Security Documents" shall mean, collectively, the Mortgages and the other agreements listed on Schedule II hereto as modified, supplemented and in effect from time to time; and, from and after the execution and delivery thereof, shall include any supplemental mortgage or security document required pursuant to
Section 7.16.

     "Senior Notes" shall mean the Company's 10 3/4% Senior Notes Due 2011 issued pursuant to the Indenture, as such Senior Notes shall, subject to
Section 7.17 hereof, be modified and supplemented and in effect from time to time.

     "Senior Officer" shall mean the chief executive officer, chief operating officer, chief financial officer, treasurer or vice president of finance of the Company.

     "September Financials Delivery Date" shall mean the date on which the Company shall have delivered to the Administrative Agent financial statements and related documents required to be delivered pursuant to Sections 7.01(a) and 7.01(b) as at, and for the fiscal periods ending, September 30, 2003.

     "Statutory Reserve Rate" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subsidiary" shall mean, with respect to any Person, any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of the Subsidiaries of such Person or by such Person and one or more of the Subsidiaries of such Person.

     "Subsidiary Guarantor" shall mean each of the following Subsidiaries of the
Company: Applied Extrusion Technologies (Canada), Inc., a Delaware corporation, and each other Subsidiary of the Company that from time to time becomes a party to the Subsidiary Guaranty or otherwise guarantees the obligations of the Company hereunder pursuant to Section 7.21.

     "Subsidiary Guaranty" shall mean the Subsidiary Guaranty dated as of the Closing Date, in substantially the form of Exhibit H hereto, as said agreement shall be modified and supplemented and in effect from time to time.

     "Termination Date" shall mean March 30, 2006 or, if such day is not a Business Day, the next preceding Business Day.

     "Total Exposure" shall mean, at any time, the sum of (i) the aggregate outstanding principal amount of Loans, (ii) accrued and unpaid interest, fees and charges and (iii) Letter of Credit Liabilities owing from the Company and the Subsidiary Guarantors to the Lenders and the Administrative Agent, in each case under the Financing Documents at such time.

     "Type" shall have the meaning assigned to such term in Section 1.03 hereof.

     "Uncollected Funds" shall mean all deposits of items which shall be on deposit in the Collateral Account from time to time during the period from the date on which such deposits became Available Funds to the beginning of the second following Business Day.

     "Uncollected Funds Compensation" shall mean the compensation payable to the Administrative Agent pursuant to Section 2.09.

     "Unfunded Liabilities" shall mean, with respect to any Plan, at any time, the amount (if any) by which (i) the value of all benefits liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such benefits under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or any other Person under Title IV of ERISA.

     "Weekly Collateral Certificate" shall mean a certificate substantially in the form of Exhibit K hereto.

     "Wholly-Owned Subsidiary" shall mean a Subsidiary of the Company all of whose outstanding shares of capital stock (except directors' qualifying shares) are directly or indirectly owned by the Company.

     "Working Capital Availability Period" shall mean the period from and including the date hereof to but not including the Termination Date.

     "Working Capital Commitment" shall mean, as to any Lender, the obligation of such Lender to make Loans and incur Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite such Lender's name on the signature pages hereof under the caption "Working Capital Commitment" (as the same may be reduced from time to time pursuant to Section 2.10 hereof).

     "Working Capital Commitment Percentage" shall mean, as to any Lender, the percentage equivalent of a fraction the numerator of which is the Working Capital Commitment of such Lender and the denominator of which is the aggregate amount of the Working Capital Commitments of all Lenders.

     Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP; provided that if any change in GAAP in itself materially affects the calculation of any financial covenant in Article 7, the Company may by notice to the Administrative Agent, or the Administrative Agent (at the request of the Majority Lenders) may by notice to the Company, require that such covenant thereafter be calculated in accordance with GAAP as in effect, and applied by the Company, immediately before such change in GAAP occurs. If such notice is given, the compliance certificates delivered pursuant to Section 7.01 after such change occurs shall be accompanied by reconciliations of the difference between the calculation set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs. To enable the ready determination of compliance with the covenants set forth in Article 7 hereof, the Company will not change from September 30 in each year the date on which its fiscal year ends, nor from December 31, March 31, and June 30 the dates on which the first three fiscal quarters in each fiscal year end.

     Section 1.03. Types of Loans. Loans hereunder are distinguished by "Type". The "Type" of a Loan refers to the determination whether such Loan is a Eurodollar Loan or a Base Rate Loan.

                                    ARTICLE 2
                                   THE CREDITS

     Section 2.01. Loans and Letters of Credit. (a) Subject to the terms and conditions of this Agreement, each of the Lenders severally agrees to make Loans to the Company from time to time during the Working Capital Availability Period in an aggregate principal amount at any one time outstanding up to but not exceeding its Working Capital Commitment; provided that the obligation of each Lender to make Loans hereunder at any time is subject to the conditions that (i) the Total Exposure (after giving effect to the funding of such Loans but without giving effect to outstanding Permissible Overadvances made in accordance with
Section 2.01(d)) shall not exceed the Maximum Facility Availability at such time and (ii) the Total Exposure (determined after giving effect to the funding of such Loans and including all Permissible Overadvances) shall not exceed the aggregate amount of all Working Capital Commitments.

     (b) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Company shall issue to such Lender a Note, payable to the order of such Lender.

       (c) Subject to the provisions of Section 2.13 and the other terms and conditions of this Agreement, at the request of the Company, JPMorgan Chase, on behalf of the Lenders, shall issue Letters of Credit from time to time during the Working Capital Availability Period; provided that after giving effect to the issuance of each Letter of Credit, (i) the aggregate Letter of Credit Liabilities shall not exceed $7,000,000, (ii) Total Exposure (determined without giving effect to outstanding Permissible Overadvances made in accordance with
Section 2.01(d)) shall not exceed Maximum Facility Availability and (iii) Total Exposure (including all Permissible Overadvances) shall not exceed the aggregate amount of Working Capital Commitments.

       (d) No Lender shall have any obligation to make a Loan, or otherwise to provide any credit to or for the benefit of the Company where the result of such Loan or credit is an Overadvance; provided that, notwithstanding anything herein to the contrary, the Administrative Agent is permitted (but not obligated) to make Permissible Overadvances to the Company for a period of not more than 30 days in any twelve-month period without the consent of the Lenders and the Lenders shall be obligated to participate pro rata in such Permissible Overadvances and reimburse the Administrative Agent therefor pursuant to Section
2.14. The Administrative Agent's or the Lenders' providing of an Overadvance on any one occasion does not affect the obligations of the Company hereunder (including the Borrower's obligation to immediately repay any amount which constitutes an Overadvance which is not a Permissible Overadvance) nor obligate the Administrative Agent or the Lenders to do so on any other occasion.

       Section 2.02. Funding of Loans. (a) Until such time as the Company shall have established a Controlled Disbursements Account with the Administrative Agent, to request the funding of any Loans hereunder, the Company shall deliver to the Administrative Agent notice in accordance with Section 2.11 setting forth the amount of the requested Loans to be funded, the Facility Availability as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent, whether such Loans are to be Base Rate Loans or Eurodollar Loans and, if such Loans are to be Eurodollar Loans, the Interest Period for such Eurodollar Loans. Following receipt of such notice, the Administrative Agent shall, not later than 2:00 p.m. on (i) the same Business Day that such notice is given, if such Loans are to be Base Rate Loans, or (ii) on the third Business Day after such notice is given, if such Loans are to be Eurodollar Loans, subject to the conditions of this Agreement, make available to the Company by a credit to an account of the Company maintained at the Administrative Agent the amount of such requested Loans. The Loans shall be deemed to be made by each Lender and to be outstanding under the Note issued to such Lender as of the date that such credit is made available to the Company without regard to the settlement procedures between the Administrative Agent and the Lenders pursuant to Section 2.14.

       (b) After such time as the Company shall have established a Controlled Disbursements Account with the Administrative Agent, not later than 2:00 p.m. on each Business Day, the Administrative Agent shall, subject to the conditions of this Agreement (but without any further written notice required), make available to the Company by a credit to an account of the Company maintained at the Administrative Agent the proceeds of Base Rate Loans to the extent necessary to pay items to be drawn on the Controlled Disbursements Account that day after giving effect to all Available Funds to be deposited to the Collateral Account on that day. All other Loans and all requests for the making of Eurodollar Loans, or for the conversion of Base Rate Loans into Eurodollar Loans, shall be made upon notice given in accordance with Section 2.11. The Loans shall be deemed to be made by each Lender and to be outstanding under the Note issued to such Lender as of the date that such credit is made available to the Company without regard to the settlement procedures between the Administrative Agent and the Lenders pursuant to Section 2.14.

       Section 2.03. Principal Repayment of Loans. (a) Each Loan shall mature and be payable in full on the Termination Date.

       (b) Except to the extent otherwise expressly provided in any Security Document, the Administrative Agent shall, not later than as of 2:00 p.m. on each Business Day when any Loans shall be outstanding, (i) debit the Collateral Account in an amount equal to the balance of the Collateral Account after giving effect to all Available Funds deposited to the Collateral Account on such day (including all moneys remitted to the Administrative Agent by account debtors or by financial institutions at which Controlled Accounts are maintained) and prior to giving effect to any other transfers from the Collateral Account and (ii) apply the amount so debited to repay first, the outstanding principal amount of all of Base Rate Loans and second, the outstanding principal amount of all Eurodollar Loans; provided that, except upon the occurrence and during the continuance of an Event of Default, no payment of a Eurodollar Loan shall be made under this Section 2.03(b) on a date other than the last day of an Interest Period or the Termination Date. To the extent that the amount debited in accordance with the preceding sentence exceeds the outstanding principal amount of Loans repaid in accordance with the preceding sentence, thereby creating a credit balance, such credit balance shall bear interest at a rate per annum equal to the greater of (x) zero percent (0%) and (y) the Prime Rate minus 3% (which shall be credited against Total Exposure of the Company); provided that the Administrative Agent shall, at the request of the Company, invest such credit balance in Liquid Investments held with the Administrative Agent as long as (i) no Default shall have occurred and be continuing, (ii) there shall be no Loans outstanding hereunder, and (iii) the Phase II Effective Date shall have occurred. In order to access such credit balance, the Company shall give the Administrative Agent notice in accordance with the Administrative Agent's customary operating procedures.

       Section 2.04. Mandatory Prepayments and Cover. (a) Events Requiring Prepayment and Cover

            (i) Borrowing Base and Working Capital Commitment Amount. The Company shall prepay the Loans (or provide cover for Letter of Credit Liabilities as provided below) in such amounts as shall be necessary so that Total Exposure (determined without giving effect to outstanding Permissible Overadvances made in accordance with Section 2.01(d)) shall be less than or equal to Maximum Facility Availability.

            (ii) Insurance Proceeds and Condemnation Awards. Promptly following the receipt thereof by the Company or any of its Subsidiaries, the Company shall deposit into an account (the "Insurance Proceeds Account") with the Administrative Agent an amount of cash or Liquid Investments equal to the aggregate Net Cash Proceeds of any payment made to the Company or any of its Subsidiaries (i) under any Property Insurance Policy or (ii) pursuant to any condemnation award. With respect to any such payment or award, so long as no Default has occurred and is continuing, the aggregate amount of such Net Cash Proceeds which the Company or such Subsidiary has expended or committed to expend for the restoration or replacement of the asset in respect of which such payment or award was made shall be released by the Administrative Agent to the Company upon request (specifying in reasonable detail the use of the released funds) to pay for such restoration or replacement; provided that in the event that within 270 days of receipt of such payment the Company or such Subsidiary shall not have expended or committed to expend an equivalent amount for the restoration or replacement of the asset in respect of which such payment was made, the excess of the amount of such payment over the amount of such expenditures and commitments shall be transferred from the Insurance Proceeds Account to the Collateral Account and applied to prepay the Loans (or provide cover for Letter of Credit Liabilities as provided below) on such 270th day.

            (iii) Incurrence of Indebtedness. The Company shall prepay the Loans (or provide cover for Letter of Credit Liabilities as provided below) in the amount of and on the date of each receipt by the Company or any of its Subsidiaries of Net Cash Proceeds from the incurrence of any Funded Indebtedness not otherwise permitted under Section 7.08 to which the Majority Lenders have consented.

            (iv) Asset Dispositions. The Company shall prepay the Loans (or provide cover for Letter of Credit Liabilities as provided below) in the amount of and on the date of each receipt by the Company or any of its Subsidiaries of the Net Cash Proceeds of any disposition by such Person of any assets not otherwise permitted under Section 7.10 to which the Majority Lenders have consented.

            (v) Reversion of Pension Plans. The Company shall prepay the Loans (or provide cover for Letter of Credit Liabilities as provided below) in the amount of and on the date of each receipt by the Company or any of its Subsidiaries of Net Cash Proceeds from the termination of a Plan.

       (b) Prepayment and Cover of Obligations. In the event of any mandatory prepayment pursuant to this Section 2.04, such prepayment shall be applied, first to the payment of accrued interest in respect of outstanding Base Rate Loans, second to the principal amount of outstanding Base Rate Loans, third to accrued interest in respect of outstanding Eurodollar Loans, fourth to the principal amount of outstanding Eurodollar Loans, fifth to provide cover for Letter of Credit Liabilities as provided in the immediately following sentence and sixth to all other outstanding Obligations; provided that except upon the occurrence and during the continuance of an Event of Default, no payment of a Eurodollar Loan shall be made under this Section 2.04 on a date other than the last day of the applicable Interest Period or the Termination Date. Cover for Letter of Credit Liabilities shall be effected by paying all Reimbursement Obligations then due and payable and then paying to the Administrative Agent immediately available funds, to be held by the Administrative Agent in the Collateral Account maintained by the Company pursuant to the Security Documents, in an amount equal to the required prepayment, which amount shall be retained by the Administrative Agent in such Collateral Account and applied to pay any Reimbursement Obligations which become due until such time as the Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full. The Working Capital Commitments shall be automatically and permanently reduced as a result of any mandatory prepayment made pursuant to
Section 2.04(a)(ii), 2.04(a)(iii), 2.04(a)(iv) or 2.04(a)(v).

       (c) Prepayment Penalties. The Company shall not be required to pay any prepayment premiums or penalties in connection with any mandatory prepayments pursuant to this Section 2.04, other than payments required to be paid pursuant to Section 4.05 in connection with any prepayment of Eurodollar Loans.

       Section 2.05. Interest. (a) Interest shall accrue on the outstanding and unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan is repaid, at the following rates per year: (i) for a Loan which is a Base Rate Loan, at a variable rate per annum equal to the Base Rate plus the Applicable Margin; and (ii) for a Loan which is a Eurodollar Loan, at a fixed rate during the applicable Interest Period equal to the corresponding Eurodollar Rate plus the Applicable Margin; provided that, after the occurrence and during the continuance of an Event of Default, and following a written demand of the Administrative Agent to the Company at the request of the Majority Lenders, interest shall accrue on all Loans and all other amounts payable hereunder (including, to the extent permitted by law, interest on overdue interest) at the Post-Default Rate.

       (b) Interest on each Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

       (c) Subject to paragraph (f) below, accrued interest on each Base Rate Loan shall be due and payable to the Administrative Agent for account of each Lender in arrears on the first Business Day of each calendar month, regardless of any payment of the principal thereof.

       (d) Subject to paragraph (f) below, accrued interest on each Eurodollar Loan shall be due and payable to the Administrative Agent for account of each Lender in arrears upon any payment of principal and on the last day of each Interest Period applicable to such Loan.

       (e) The Administrative Agent shall determine the Base Rate, the Eurodollar Rate and the Eurodollar Base Rate; and such determination shall be conclusive absent manifest error. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Company and the Lenders thereof.

       (f) Notwithstanding the foregoing, (i) interest accrued pursuant to the proviso to paragraph (a) above shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

       (g) (i) Notwithstanding the foregoing provisions of this Section 2.05, if at any time the rate of interest set forth above on any Loan of or other obligation payable to any Lender (the "Stated Rate") exceeds the maximum non-usurious interest rate permissible for such Lender to charge commercial borrowers under applicable law (the "Maximum Rate" for such Lender), the rate of interest charged on such Loan of or other obligation payable to such Lender hereunder shall be limited to the Maximum Rate for such Lender.

           (ii) If the Stated Rate for any Loan of a Lender that has theretofore been subject to the preceding paragraph at any time is less than the Maximum Rate for such Lender, the principal amount of such Loan shall bear interest at the Maximum Rate for such Lender until the total amount of interest paid to such Lender or accrued on its Loans hereunder equals the amount of interest which would have been paid to such Lender or accrued on such Lender's Loans hereunder if the Stated Rate had at all times been in effect.

                 (iii) If, upon payment in full of all amounts payable hereunder, the total amount of interest paid to any Lender or accrued on such Lender's Loans under the terms of this Agreement is less than the total amount of interest which would have been paid to such Lender or accrued on such Lender's Loans if the Stated Rate had, at all times, been in effect, then the Company shall, to the extent permitted by applicable law, pay to the Administrative Agent for the account of such Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on such Lender's Loans if the Maximum Rate for such Lender had at all times been in effect or (ii) the amount of interest which would have accrued on such Lender's Loans if the Stated Rate had at all times been in effect and (b) the amount of interest actually paid to such Lender or accrued on its Loans under this Agreement.

                 (iv) If any Lender ever receives, collects or applies as interest any sum in excess of the Maximum Rate for such Lender, such excess amount shall be applied to the reduction of the principal balance of its Loans or to other amounts (other than interest) payable hereunder, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Company.

       Section 2.06. Interest Periods. In the case of each Eurodollar Loan, the Company shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.01, subject to the following limitations: (a) no Interest Period shall have a duration of less than one month, and if any such proposed Interest Period would otherwise be for a shorter period (as a result of the Termination Date or otherwise), such Interest Period shall not be available; (b) there may be no more than six Loan Tranches comprising Eurodollar Loans outstanding at any one time, and (c) if an Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next Businesses Day, unless such next Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day. All elections of an Interest Period shall be made by the Company upon three Business Days notice to the Administrative Agent in accordance with Section 2.11, and the Administrative Agent shall quote to the Company the actual Eurodollar Rate to take effect for such Interest Period (based upon the rate quotation described in the definition of Eurodollar Rate) on the next Business Day.

         Section 2.07. Conversions. The Company shall have the right to convert a Loan from a Base Rate Loan to a Eurodollar Loan or from a Eurodollar Loan to a Base Rate Loan, at any time or from time to time, provided that: (a) if the Loan is outstanding as a Eurodollar Loan, it may be converted only on the last day of the applicable Interest Period; (b) no Loan Tranche comprising a Eurodollar Loan may be in a principal amount less than $500,000; and (c) there may be no more than six Loan Tranches comprising Eurodollar Loans outstanding at any one time; (d) if the Loan is outstanding as a Eurodollar Loan, it shall automatically convert to a Base Rate Loan on the last day of the applicable Interest Period, unless the Company gives notice to the Administrative Agent in accordance with Section 2.11 three Business Days prior to the last day of the corresponding Interest Period specifying a new Interest Period to apply to such Loan; and (e) no Loan Tranche comprising a Eurodollar Loan may be created (or continued after the last day of the applicable Interest Period) while any Default exists and continues.

         Section 2.08. Voluntary Prepayments. In addition to repayments made pursuant to Section 2.03(b), the Company shall have the right to prepay Loans at any time or from time to time; provided that (i) the Company shall give the Administrative Agent notice of each such prepayment as provided in Section 2.11;
(ii) no Loan Tranche comprising a Eurodollar Loan may be in a principal amount less than $500,000; and (iii) the Company shall be responsible for the payment of amounts required to be paid pursuant to Section 4.05 in connection with the prepayment of any Eurodollar Loans prepaid on any date other than the last day of the corresponding Interest Period.

         Section 2.09. Uncollected Funds Compensation. Any credit extended by the Administrative Agent to the Company by allowing the Uncollected Funds in the Collateral Account maintained by the Company at the Administrative Agent to be immediately available funds to the Company shall not be deemed to be Loans hereunder. Uncollected Funds Compensation to the Administrative Agent shall accrue on the amount of the Uncollected Funds in existence from time to time at a variable rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans for two full days. Upon making such computation, the Administrative Agent is authorized to make a Loan to the Company for the amount thereof (or during the continuance of an Event of Default, debit the Collateral Account) for the payment thereof to the Administrative Agent. The Administrative Agent shall notify the Company of the amount of the Uncollected Funds Compensation for the preceding calendar month in the next monthly statement rendered by the Administrative Agent to the Company.

         Section 2.10. Termination or Reduction of Working Capital Commitments.
(a) The Working Capital Commitments shall terminate on the Termination Date.

         (b) The Working Capital Commitments shall be reduced in accordance with
Section 2.04(b).

       (c) The Company shall have the right to terminate or permanently reduce the amount of Working Capital Commitments in whole or in part at any time, to an amount (which may be zero) not less than the aggregate Working Capital Outstandings then outstanding; provided that (a) the Company shall give notice of such termination or reduction to the Administrative Agent as provided in
Section 2.11, (b) each reduction of the Working Capital Commitments shall be in an amount that is at least equal to $1,000,000 or any greater multiple of $1,000,000 and (c) any amount required to be paid under Section 2.15(c) shall have been paid. Any portion of the Working Capital Commitments that has been terminated may not be reinstated.

       Section 2.11. Certain Notices. Notices by the Company to the Administrative Agent of borrowings (other than pursuant to Section 2.02(b)), notice of conversion of any Base Rate Loans to Eurodollar Loans pursuant to
Section 2.07, and notice of each prepayment of a Loan pursuant to Section 2.08 (which does not include repayments pursuant to Section 2.03(b)) or of termination or reduction of the Working Capital Commitments pursuant to Section
2.10 shall be irrevocable and shall be effective only if received by the Administrative Agent in writing on a Business Day and (a) in the case of Base Rate Loans and prepayments of Base Rate Loans, given not later than 11:00 a.m. on the date of such Base Rate Loan or such prepayment; (b) in the case of Eurodollar Loans and prepayments of Eurodollar Loans, given not later than 11:00 a.m. three Business Days prior to the date of such Eurodollar Loan or such prepayment and (c) in the case of termination or reduction of the Working Capital Commitments, given not later than 12:00 noon four Business Days prior thereto. Each such notice of borrowing or prepayment shall specify the amount of the Loans to be borrowed or prepaid and the date of borrowing or prepayment (which shall be a Business Day). The Administrative Agent shall promptly notify the Lenders of the contents of each such notice.

       Section 2.12. Calculation of Borrowing Base. The Administrative Agent shall calculate from time to time the amount of the Borrowing Base, based upon the most recent Borrowing Base Certificate as updated by the most recent Weekly Collateral Certificate and any other relevant information, and such amount shall be the "Borrowing Base" hereunder; provided that the Administrative Agent, in its reasonable credit judgment, may establish additional reserves against the Borrowing Base, taking into account, among other things, but without limitation in any way, increases in receivables dilution as shown in periodic field examinations.

       Section 2.13. Letters of Credit. (a) On the Phase I Effective Date, without further action by any party hereto, JPMorgan Chase shall be deemed to have granted to each Lender, and each Lender shall be deemed to have acquired from JPMorgan Chase, a participation in each Existing Letter of Credit and the related Letter of Credit Liabilities equal to such Lender's Working Capital Commitment Percentage thereof.

       (b) Subject to the terms and conditions set forth herein, the Company may request the issuance of Letters of Credit for the account of the Company, in a form reasonably acceptable to the Administrative Agent and JPMorgan Chase, by delivering to the Administrative Agent and JPMorgan Chase by electronic or facsimile transmission (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a letter of credit application in the form required by the Administrative Agent and JPMorgan Chase. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate Letter of Credit Liabilities shall not exceed $7,000,000, (ii) Total Exposure (determined without giving effect to outstanding Permissible Overadvances made in accordance with Section 2.01(d)) shall not exceed Maximum Facility Availability and (iii) Total Exposure (including all Permissible Overadvances) shall not exceed the aggregate amount of Working Capital Commitments.

       (c) Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date 364 days after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension of any Letter of Credit, 364 days after such renewal or extension), and (ii) the date that is thirty Business Days prior to the Termination Date. No Letter of Credit may be extended beyond the date that is thirty Business Days prior to the Termination Date.

       (d) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Administrative Agent or the Lenders, JPMorgan Chase hereby grants to each Lender, and each Lender hereby acquires from JPMorgan Chase, a participation in such Letter of Credit equal to such Lender's Working Capital Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstances whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the aggregate Working Capital Commitments. If JPMorgan Chase shall make any disbursement in respect of any Letter of Credit, the resulting Reimbursement Obligation created thereby shall be deemed to be a Loan from each of the Lenders in accordance with each Lender's Working Capital Commitment Percentage. JPMorgan Chase shall notify the Administrative Agent and the Lenders of the creation of any Reimbursement Obligation within two Business Days of any disbursement made by JPMorgan Chase pursuant to or under any Letter of Credit.

       (e) The Reimbursement Obligations with respect to Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by JPMorgan Chase to the beneficiary under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, (iv) the existence of any claim, setoff, defense or other right that the Company or any other Person may at any time have against the beneficiary under any Letter of Credit, the Administrative Agent, or any Lender or any other Person, whether in connection with this Agreement, any other Financing Document or otherwise, and (v) any other event or circumstance whatsoever (other than gross negligence or willful misconduct of JPMorgan Chase), whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.13, constitute a legal or equitable discharge of the Company's' obligations hereunder.

       (f) In furtherance and extension and not in limitation of the specific provisions herein above set forth, any action taken or omitted by JPMorgan Chase under or in connection with Letters of Credit issued by it or any related certificates shall not, in the absence of gross negligence or willful misconduct, put JPMorgan Chase under any resulting liability to the Company or any of its Subsidiaries or relieve the Company of any of its obligations hereunder to JPMorgan Chase or the Lenders.

       (g) The Company hereby indemnifies and holds harmless each Lender and the Administrative Agent (which for purposes of this Section 2.13(g) shall include a reference to JPMorgan Chase acting in its individual capacity hereunder as issuer of Letters of Credit) from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender or the Administrative Agent may incur (or which may be claimed against such Lender or the Administrative Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Administrative Agent may incur by reason of or in connection with the failure of any other Lender to fulfill or comply with its obligations to the Administrative Agent hereunder (but nothing herein contained shall affect any rights the Company may have against such defaulting Lender); provided that the Company shall not be required to indemnify any Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by
(i) the willful misconduct or gross negligence of such Lender or the Administrative Agent in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (ii) such Lender's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this
Section 2.13(g) is intended to limit the obligations of the Company under any other provision of this Agreement.

     Section 2.14. Settlement Between Administrative Agent and Lenders. The Administrative Agent and the Lenders shall settle on an aggregated and netted basis (the "Settlement Amount") on a weekly basis or with such greater frequency as the Administrative Agent may determine (each such date on which such a settlement occurs being a "Settlement Date") for all amounts which shall have become due to and due from the Administrative Agent and the Lenders since the immediately preceding Settlement Date with respect to any Obligations, other than the Settlement Amount which became due on the immediately preceding Settlement Date. The Administrative Agent shall notify the Lenders by 11:00 a.m. on each Settlement Date of the Settlement Amount which is payable by the Administrative Agent or the Lenders, and the Administrative Agent or the Lenders, as the case may be, shall make payment of the Settlement Amount by an electronic funds transfer not later than 5:00 p.m. on the Settlement Date. Nothing in this Section 2.14 or the settlement procedures made pursuant to this
Section 2.14 shall be deemed to change, as between the Company and the Lenders, the amount of the Loans which are outstanding or the accrual of interest due to each of the Lenders on such Loans.

     Section 2.15. Fees. (a) The Company agrees to pay to the Administrative Agent quarterly through the Termination Date and on the Termination Date for the account of each of the Lenders a commitment fee which shall accrue on the daily average unused amount of such Lender's Working Capital Commitments for the period from and including the Phase I Effective Date through the Termination Date. The commitment fee shall be calculated on the basis of a 360 day year for the actual number of days elapsed at a rate per year equal to the applicable Commitment Fee Rate. The commitment fee shall be due and payable in arrears quarterly on the first Business Day of each calendar quarter and shall be computed by Administrative Agent. On each such payment date, the Administrative Agent is authorized to make a Loan to the Company for the amount thereof (or during the continuance of an Event of Default, debit the Collateral Account) for the payment thereof to the Lenders.

       (b) The Company agrees to pay, with respect to Letters of Credit issued hereunder, the following quarterly fees: (i) to the Administrative Agent for the benefit of the Lenders (according to each Lender's Working Capital Commitment Percentage), a letter of credit fee in respect of each Letter of Credit issued hereunder which accrues at a rate equal to (x) the daily aggregate amount available for drawing under such Letter of Credit multiplied by (y) the Applicable

Margin, such fees to be calculated on the basis of a 360 day year for actual number of days elapsed and paid by the Company quarterly in advance on the first Business Day of each calendar quarter, (ii) JPMorgan Chase for its own account, a letter of credit fronting fee payable in respect of each Letter of Credit issued hereunder which accrues at a rate equal to (x) the face amount of such Letter of Credit multiplied by (y) 0.125% per annum, such fees to be calculated on the basis of a 360 day year for the actual number of days elapsed and paid by the Company quarterly in advance on the first Business Day of each calendar quarter and (iii) to JPMorgan Chase for its own account, customary processing fees and expenses charged by JPMorgan Chase for issuing, amending, modifying or extending any Letter of Credit. Upon making a computation of the amount of any Letter of Credit fee, the Administrative Agent is authorized to make a Loan to the Company for the amount thereof.

     (c) In the event that the Working Capital Commitments are terminated or reduced by the Company prior to the first anniversary of the Phase I Effective Date pursuant to Section 2.10(c), the Company shall pay to the Administrative Agent for the account of each of the Lenders an early termination fee in an amount equal to 1.00% of the aggregate amount so terminated or reduced; provided that no such prepayment fee shall be payable under this paragraph (c) if the Working Capital Commitments are terminated in connection with a refinancing of the Loans by the Administrative Agent or any of its affiliates.

     (d) The Company agrees to pay the Administrative Agent (for its own account) such fees payable in such amounts and at the times separately agreed to in writing between the Company and the Administrative Agent.

     Section 2.16. Payments Generally. All payments under this Agreement or the Notes shall be made in Dollars in funds which are immediately available not later than 1:00 p.m. on the relevant dates specified herein at 395 North Services Road, 3rd Floor, Melville, New York 11747-3142 for the account of each Lender and any payment made after such time on such due date will be deemed to have been made on the next succeeding Business Day. In the event that any payment (other than with respect to the principal of the Loans) under this Agreement becomes due, the Administrative Agent, at its discretion without the requirement of obtaining the consent of or giving prior notice to the Company, may make a Loan to the Company for the amount thereof (or during the continuance of an Event of Default, debit the Collateral Account for the payment thereof to the Lenders). The Administrative Agent, or any Lender (subject to Section 3.03) for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Company with the Administrative Agent or such Lender, as the case may be, and any Lender so doing shall promptly notify the Administrative Agent. Subject to Section 3.01, the Company shall, at the time of making each payment under this Agreement or the

Notes, specify to the Administrative Agent the principal or other amount payable by the Company under this Agreement or the Notes to which such payment is to be applied and in the event that it fails to so specify, or if a Default or Event of Default has occurred and is continuing, the Administrative Agent may, subject to Section 3.01, apply such payment as it may elect in its sole discretion. If the due date of any payment under this Agreement or the Notes would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. Each payment received by the Administrative Agent hereunder or under any Note for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of the Applicable Lending Office.

     Section 2.17. Commitment Increases. (a) At any time and from time to time, the Company may, if it so elects, increase the amount of the Commitments (in each case in an aggregate amount of not less than $5,000,000), either by designating one or more financial institutions not theretofore Lenders to become Lenders or by agreeing with one or more of the existing Lenders that such Lenders' Working Capital Commitments shall be increased. Upon execution and delivery by the Company and such Lenders or other financial institutions of an instrument (a "Commitment Acceptance") substantially in the form of Exhibit J hereto, such existing Lenders shall have additional Working Capital Commitments as therein set forth or such other financial institutions shall become Lenders with Working Capital Commitments as therein set forth and with all rights and obligations of Lenders with Working Capital Commitments as therein set forth; provided that no such increase shall be effective unless (i) the Administrative Agent shall have consented to the designation of any financial institution not theretofore a Lender (it being understood that no consent or approval from any Lender shall be required), (ii) immediately after such increase, the aggregate Working Capital Commitments shall not exceed $50,000,000, (iii) no Default shall have occurred and be continuing, (iv) in the case of the first such increase, each Original Lender shall first have been offered an opportunity to provide all (or its ratable share of) any such increase, and such offer shall have been declined or deemed declined in accordance with the procedure set forth in the immediately following sentence and (v) the Phase II Effective Date shall have occurred. The Company shall, prior to entering into a Commitment Acceptance with any Lender or other financial institution with respect to the initial increase of Working Capital Commitments, provide written notice of any proposed increase to the Administrative Agent, which notice shall constitute an offer to each Original Lender to provide the requested increase or a portion thereof and shall specify the amount of the requested increase, the requested effective date of such increase (the "Increase Date"), and the time period within which each Original Lender is requested to respond to such offer. Upon receipt of any such notice, the Administrative Agent shall promptly notify the Original Lender and each such Original Lender shall notify the Administrative Agent within the specified period whether or not it agrees to a Lender hereunder. Any Original Lender not responding within such time period shall be deemed to have declined to become a Lender. The Administrative Agent shall notify the Company of each Lender's or other institution's response to each offer made hereunder.

     (b) If and to the extent any Loans or Letters of Credit are outstanding on the Increase Date, the Administrative Agent shall reallocate them ratably among the Lenders after giving effect to such increase (and appropriate payments shall be made to and from the Lenders) so that each Lender's pro rata share thereof is based on the increased aggregate Working Capital Commitments then in effect.

     Section 2.18. Use of Proceeds. The proceeds of the Loans shall be used solely: (i) for general corporate and working capital purposes, (ii) for the issuance of letters of credit for the benefit of the Company and the Subsidiary Guarantors, and (iii) to finance up to $10,000,000 of the cost to repurchase the Covington Assets; provided that on any date on which the proceeds of the Loans are proposed to be used for such purpose (each a "Test Date"), the Covington Lease Conditions shall have been satisfied. For the purpose of this Section 2.18, "Covington Lease Conditions" shall mean each of the following conditions, measured on any Test Date on a pro-forma basis after giving effect to the funding of any proposed Loans and the application of the proceeds thereof to finance the repurchase of Covington Assets (and, in the case of the Fixed Charge Coverage Ratio, as if such repurchase had occurred on the first day of the relevant period): (i) Facility Availability will be at least equal to $20,000,000, (ii) the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters most recently ended prior to the relevant Test Date shall exceed 1.01:1 and (iii) no Default shall have occurred and be continuing.

     Section 2.19. Exchange Rate for Canadian Dollars. For purposes of determining the value in Dollars of any amounts denominated in Canadian Dollars (including without limitation, any Receivables of the Company or any Subsidiary Guarantor which are so denominated) on any date of determination, the rate of exchange used shall be the rate of exchange publicly announced by the Administrative Agent for the exchange of Canadian Dollars into United States Dollars as of the Business Day immediately preceding such date of determination.

                                    ARTICLE 3
             Payments; Pro Rata Treatment; Sharing of Payments, Etc.

     Section 3.1. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.01 hereof shall be made from the Lenders, each payment of commitment fees, letter of credit fees and early termination fees under Section 2.15 hereof shall be made for the account of the Lenders, and each termination or reduction of the Working Capital Commitments under Section 2.10 hereof shall be applied to the Working Capital

Commitments of the Lenders, pro rata according to the Lenders' respective Working Capital Commitment Percentages; (b) each payment by the Company of principal of or interest on Loans of a particular Type (other than payments in respect of Loans of individual Lenders provided for by Article 4 hereof) shall be made to the Administrative Agent for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of such Loans held by the Lenders; (c) each conversion of Loans of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 4.04 hereof) shall be made pro rata among the Lenders in accordance with the respective principal amounts of such Loans held by the Lenders; and (d) the Lenders (other than JPMorgan Chase) shall purchase from JPMorgan Chase participations in the Letters of Credit to the extent of their respective Working Capital Commitment Percentages.

     Section 3.02. Non-receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company (the "Payor") prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder (or the payment of any amount by such Lender to reimburse JPMorgan Chase for a drawing under any Letter of Credit) or the Company is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment (or, if such recipient is the beneficiary of a Letter of Credit, the Company and, if the Company fails to pay the amount thereof to the Administrative Agent forthwith upon demand, the Lenders ratably in proportion to their respective Working Capital Percentages) shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent receives such amount at a rate per annum equal to the Federal Funds Rate for such period ; provided that as used in this Section 3.02, "Required Payment" does not include any amounts due from a Lender to the Administrative Agent which are to be settled on the next Settlement Date pursuant to Section 2.14, but "Required Payment" shall include, as of each Settlement Date, any amounts due from a Lender to the Administrative Agent as part of the Settlement Amount to be paid on such Settlement Date pursuant to Section 2.14.

     Section 3.03. Sharing of Payments, Etc. The Company agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it for the account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans to the Company hereunder, or any Reimbursement Obligation or other obligation of the Company hereunder, which is not paid when due (regardless of whether such balances are then due to the Company), in which case it shall promptly notify the Company and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof. If a Lender shall obtain payment of any principal of or interest on any Loan made by it under this Agreement, or on any Reimbursement Obligation or other obligation then due to such Lender hereunder, through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Loans made, or Reimbursement Obligations or other obligations held, by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans and Reimbursement Obligations or other obligations then due to each of them. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Company agrees, to the fullest extent it may effectively do so under applicable law, that any Person purchasing a participation in the Loans made, or Reimbursement Obligations or other obligations held, by another Person, whether or not acquired pursuant to the foregoing arrangements, may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans and Reimbursement Obligations or other obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company.

     Section 3.04. Several Obligations. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender.

     Section 3.05. Taxes. (a) Any and all payments by the Company hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the

Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Company shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (i) except as provided in subsection (h) below, the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.05), such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Letter of Credit or any other Basic Document or other document referred to herein or therein (hereinafter referred to as "Other Taxes").

     (c) The Company will indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including related penalties, interest and expenses resulting from the Company's failure to pay Taxes or Other Taxes in accordance with this Section 3.05) imposed by any jurisdiction on amounts payable under this Section 3.05 paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, the Company will furnish to the Administrative Agent, at its address referred to in Section 10.02, the original or a certified copy of a receipt evidencing payment thereof.

     (e) If any Lender subsequently receives from a taxing authority a refund of any Tax previously paid by the Company and for which the Company has indemnified the Lender pursuant to this Section 3.05 or if the Lender takes a credit for such Tax against taxes otherwise owing by it to the jurisdiction to which the Company paid the Tax, such Lender shall within 30 days after receipt of such refund, and to the extent permitted by applicable law, pay to the Company the net amount of any such recovery after deducting taxes and expenses attributable thereto.

     (f) Not later than the Closing Date or, in the case of any bank or financial institution that became or becomes a Lender after the Closing Date pursuant to Section 10.06, the date of the instrument of assignment pursuant to which such bank or financial institution became a Lender, and annually thereafter or at such other times as the Administrative Agent or the Company may request, each Lender organized under the laws of a jurisdiction outside the United States has provided or shall provide the Administrative Agent and the Company with duly completed copies of Form W-8 BEN or Form W-8ECI or any successor form prescribed by the Internal Revenue Service of the United States certifying as to such Lender's status as exempt from United States withholding taxes with respect to all payments to be made to such Lender hereunder or other documents satisfactory to the Company and the Administrative Agent indicating that all payments to be made to such Lender hereunder are not subject to such taxes (an "Exemption Certificate"). In the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States, unless the Administrative Agent has received an Exemption Certificate from such Lender, the Administrative Agent may withhold taxes from such payments at the applicable statutory rate and the Company shall not be liable therefor under this Section 3.05.

     (g) If the Company is required to pay additional amounts to any Lender pursuant to this Section 3.05, such Lender shall use reasonable efforts to designate a different Applicable Lending Office if such designation will thereafter avoid the need for any additional payments under this Section 3.05 and will not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.

     (h) If a Lender organized under the laws of a jurisdiction outside the United States has not delivered an Exemption Certificate to the Company on or before the Closing Date or, in the case of any bank or financial institution that became or becomes a Lender after the Closing Date pursuant to Section 10.06, the date of the instrument of assignment pursuant to which such bank or financial institution became a Lender, then the Company shall not have any obligation to indemnify such Lender for Taxes (including related penalties, interest and expenses) imposed by the United States or any political subdivision thereof pursuant to Section 3.05(a) and 3.05(c) hereof.

                                    ARTICLE 4
                         Yield Protection and Illegality

     Section 4.01. Additional Costs. (a) The Company shall pay to the Administrative Agent for the account of each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans hereunder or its obligation to make any of such Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

            (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than changes which affect taxes measured by or imposed on the overall net income of such Lender or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office and other than Taxes and Other Taxes); or

            (ii) imposes or modifies any reserve, special deposit, insurance assessment or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof but excluding, with respect to any such Eurodollar Loan, any reserve requirements reflected in the applicable Eurodollar Rate); or

            (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities).

     Each Lender will notify the Company through the Administrative Agent of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Section 4.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Company through the Administrative Agent) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender (provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States of America). Each Lender will furnish the Company with a statement setting forth the basis and amount of each request by such Lender for compensation under this Section 4.01(a). If any Lender requests compensation from the Company under this Section 4.01(a), the Company may, by notice to such Lender through the Administrative Agent, suspend the obligation of such Lender to make additional Eurodollar Loans to the Company until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.04 hereof shall be applicable).

     (b)    Without limiting the effect of the foregoing provisions of this
Section 4.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject generally to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Company (with a copy to the Administrative Agent), the obligation of such Lender to make or continue, or to convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until the date such Lender withdraws such notice or such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.04 hereof shall be applicable).

     (c)    Determinations and allocations by any Lender for purposes of this
Section 4.01 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive absent manifest error.

     Section 4.02. Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, prior to the commencement of any Interest Period with respect to any Eurodollar Loans:

     (a) the Administrative Agent determines (which determination shall be conclusive) that adequate and reasonable shall mean do not exist for ascertaining the Eurodollar Base Rate for such Interest Period; or

     (b) the Majority Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Base Rate will not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans for such Interest Period;

then the Administrative Agent shall promptly notify the Company and each Lender thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to convert Base Rate Loans into Eurodollar Loans and the Company shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or convert such Loans into Base Rate Loans in accordance with Section
2.07 hereof.

         Section 4.03. Illegality. Notwithstanding any other provision of this Agreement to the contrary, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans hereunder, or (b) maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Company thereof through the Administrative Agent and such Lender's obligation to make Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.04 hereof shall be applicable).

         Section 4.04. Substitute Base Rate Loans. If the obligation of any Lender to make Eurodollar Loans shall be suspended pursuant to Section 4.01,
4.02 or 4.03 hereof, all Loans which would otherwise be made by such Lender as Eurodollar Loans shall be made instead as Base Rate Loans (and, if an event referred to in Section 4.01(b) or 4.03 hereof has occurred and such Lender so requests by notice to the Company with a copy to the Administrative Agent, each Eurodollar Loan of such Lender then outstanding shall be automatically converted into a Base Rate Loan on the date specified by such Lender in such notice) and, to the extent that Eurodollar Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Eurodollar Loans shall be applied instead to such Base Rate Loans.

         Section 4.05. Compensation. The Company shall pay to the Administrative Agent for the account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

         (a) any payment, prepayment or conversion of a Eurodollar Loan made by such Lender on a date earlier than the last day of an Interest Period for such Loan; or

         (b) any failure by the Company to borrow a Eurodollar Loan to be made by such Lender on the date for such borrowing specified in the relevant notice of borrowing under Section 2.11 hereof;

such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component (as reasonably determined by such Lender) of the amount (as reasonably determined by such Lender) such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and maturities comparable to such period.

         Section 4.06. Additional Costs in Respect of Letters of Credit. If as a result of any Regulatory Change there shall be imposed, modified or deemed applicable any tax, reserve, special deposit or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or participations therein, and the result shall be to increase the cost to any Lender of issuing or maintaining any Letter of Credit or any participation therein, or reduce any amount receivable by any Lender hereunder in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, shall be the result of such Lender's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender, the Company agrees to pay to such Lender, from time to time as specified by such Lender, such additional amounts as shall be sufficient to compensate such Lender for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by such Lender shall be submitted by such Lender to the Company and shall be conclusive as to the amount thereof absent manifest error.

         Section 4.07. Capital Adequacy. If any Lender shall determine that the adoption or implementation of any applicable law, rule, regulation or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender or any Person controlling such Lender (a "Parent") as a consequence of its obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. A statement of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                                   ARTICLE 5
                                   Conditions

         Section 5.01. Phase I Effective Date. The Phase I Effective Date shall occur on the first day on which all following conditions precedent shall have been fulfilled to the satisfaction of the Administrative Agent:

         (a) The Administrative Agent shall have received certified copies of the certificate of incorporation and by-laws of the Company and each Subsidiary Guarantor and of all corporate action taken by the Company and such Subsidiary Guarantor authorizing the execution, delivery and performance of, in the case of the Company, this Amended Agreement, and in the case of each Subsidiary Guarantor, the Guarantor Acknowledgment (including, without limitation, a certificate of the Company and such Subsidiary Guarantor setting forth the resolutions of its Board of Directors authorizing the transactions contemplated thereby).

         (b) The Company and each Subsidiary Guarantor shall have delivered to the Administrative Agent a certificate in respect of the name and signature of each of the officers (i) who is authorized to sign on its behalf, in the case of the Company, this Amended Agreement, and in the case of each Subsidiary Guarantor, the Guarantor Acknowledgment and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Basic Documents. The Administrative Agent and each Lender may conclusively rely on such certificates until it receives notice in writing from the Company to the contrary.

         (c) No default or unmatured event of default with respect to the Company or any Subsidiary Guarantor shall have occurred and be continuing under any material agreement or instrument to which it is party or by which it is bound or to which it is subject.

         (d) The Company shall have paid to the Administrative Agent, for its account and for the account of the Lenders, fees in the amounts previously agreed upon among the Company and the Administrative Agent; and shall have in addition paid to the Administrative Agent all amounts payable under Section
10.03 hereof on or before the Phase I Effective Date.

         (e) The Administrative Agent shall have received an opinion of Ropes & Gray, New York counsel to the Company, substantially to the effect of Exhibit D hereto and covering such other matters relating to the transactions contemplated hereby as the Majority Lenders may reasonably request.

         (f) Each of the Lenders shall have received a copy of, and shall be satisfied with, consolidated and consolidating balance sheets of the Company and its Subsidiaries for the fiscal quarter ending December 31, 2002, and the related statements of income, retained earnings and cash flow for the fiscal quarter then ended together with such supporting documentation as such Lenders shall have requested.

         (g) The Administrative Agent shall have received counterparts of this Amended Agreement and the Guarantor Acknowledgment, executed and delivered by or on behalf of each of the parties thereto (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart of this Amended Agreement).

         (h) The Administrative Agent shall have received such other documents relating to the transactions contemplated hereby (including, without limitation, amendments to the Security Documents, certificates of officers of the Company and insurance certificates) as the Administrative Agent may reasonably request.

         (i) The Administrative Agent shall have received evidence satisfactory to it of the receipt by each Lockbox bank located in the United States of America of instructions from the Administrative Agent to deposit amounts received by it into the Collateral Account without further action of the Company.

         (j) The Company shall have obtained an amendment and waiver under the Original Agreement with respect to financial covenant defaults thereunder at September 30, 2002 and December 31, 2002 and other defaults, in form and substance satisfactory to the Administrative Agent, and such waiver shall be in full force and effect.

         (k) The Administrative Agent shall have received evidence satisfactory to it that the Company and the Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of the Administrative Agent, desirable in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a valid and perfected first priority security interest in the Collateral (as defined in the Security Documents).

         (l) The Administrative Agent shall have received evidence satisfactory to it that the financial statements referred to in Section 6.02(b)(i) have been finalized and, subject only to the effectiveness of this Amended Agreement, are ready for filing with the Securities and Exchange Commission.

         (m) The Administrative Agent shall have received a Perfection Certificate for each of the Company and the Subsidiary Guarantors. The information set forth therein shall be, and the Company and each Subsidiary Guarantor shall be deemed to have represented that such information is, correct and complete.

         Section 5.02. Phase II Effective Date. The Phase II Effective Date shall occur on the first date, if any, prior to March 31, 2003, on which all of the following conditions precedent shall have been fulfilled to the satisfaction of the Administrative Agent:

         (a) The Phase I Effective Date shall have occurred.

         (b) Each of the Company, the Subsidiary Guarantors, the Administrative Agent and the Lenders shall have entered into such additional or amended Financing Documents as the Administrative Agent and the Lenders shall have requested, each in form and substance satisfactory to the Administrative Agent.

         (c) J.P. Morgan Business Credit Corporation or another examiner satisfactory to the Administrative Agent shall have conducted a field examination of the Company's and the Subsidiary Guarantors' assets, liabilities, management information and cash management systems, books and records, and the results of such field examination shall be satisfactory to the Administrative Agent in all respects.

         (d) The Administrative Agent shall have conducted and be satisfied with reasonable due diligence checks on the Company's and the Subsidiary Guarantors' customers and suppliers.

         (e) The Administrative Agent shall be satisfied with the Company's and the Subsidiary Guarantors' management information systems and cash management arrangements (including domestic Lockbox arrangements) and the Administrative Agent shall have received counterparts of the Lockbox Agreements and Controlled Account Agreements with respect to all Lockboxes and accounts that receive the proceeds of Collateral, duly executed by all parties thereto and such Lockbox Agreements and Controlled Account Agreements shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent.

         (f) The Administrative Agent shall have received and be satisfied with an inventory appraisal, to be performed by a third party appraiser acceptable to the Administrative Agent, of the inventory of the Company and each Subsidiary Guarantor.

         (g) The Administrative Agent shall have received and be satisfied with landlord's waivers on the Company's and the Subsidiary Guarantors' leased facilities and mortgagee's waivers on the Company's and the Subsidiary Guarantors' owned and mortgaged facilities (if applicable). Such landlord's and mortgagee's waivers shall be in a form and substance satisfactory to the Administrative Agent. The Administrative Agent may, in its discretion, waive the Company's and the Subsidiary Guarantors' obligation to deliver such waivers with respect to one or more facilities or require, with respect to one or more facilities, in lieu of delivering such waivers, exclusion of the Inventory at such locations from the Borrowing Base or application of additional reserves with respect thereto.

         (h) Facility Availability shall be not less than $20,000,000 on the date of satisfaction of all the conditions set forth above.

         (i) The Administrative Agent shall have received and be satisfied with opinions of counsel to the Company covering such matters as the Administrative Agent shall reasonably require.

         Section 5.03. Loans and Letters of Credit. The obligation of each Lender to make any Loan to be made by it hereunder, or to issue any Letter of Credit hereunder, is subject to the conditions precedent that, as of the date of such Loan or such issuance, and before and after giving effect thereto:

         (a) no Default shall have occurred and be continuing; and

         (b) the representations and warranties made by each of the Company and its Subsidiaries in each Basic Document to which it is a party shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the date of the making of such Loan or such issuance, with the same force and effect as if made on and as of such date.

Each notice of borrowing by the Company hereunder, or request for issuance of a Letter of Credit, shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice and as of the date of such borrowing or issuance).

                                   ARTICLE 6
                         Representations and Warranties

         The Company represents and warrants to the Lenders and the Administrative Agent as follows:

         Section 6.01. Corporate Existence. Each of the Company and its
Subsidiaries: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except in the case of such licenses, authorizations, consents and approvals, where the failure to obtain them would not have a Material Adverse Effect; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

         Section 6.02. Information. (a) Each of the Offering Materials and the financial statements referred to in Section 5.01(f) hereof (the "Company Financials") did not as of the date thereof and will not as of the Phase I Effective Date contain any untrue statement of a material fact or assumption or omit to state a material fact or assumption necessary in order to make the statements contained therein not misleading; provided that (i) although the management of the Company believed as of the Phase I Effective Date that the projections contained in the Offering Materials are reasonable, the Company makes no representation as to their attainability, and (ii) it is understood that the Offering Materials are not intended to, and do not, contain all the information that would be contained in a prospectus prepared in accordance with the requirements of the Securities Act of 1933, as amended.


         (b) Without limiting the generality of paragraph (a):

                 (i) The audited consolidated balance sheets of the Company and its Subsidiary as of September 30, 2002 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended (the "Company Audited Statements"), have been prepared in accordance with generally accepted accounting principles as in effect on December 31, 2002 consistently applied. The Company Audited Statements fairly present the financial position of the Company and its Subsidiary at September 30, 2002 and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

                 (ii) The consolidated balance sheets of the Company and its Subsidiary as of December 31, 2002 and the related consolidated statements of operations, stockholders' equity and cash flows for the three months then ended have been prepared in accordance with generally accepted accounting principles for interim financial information as in effect on January 15, 2003, and fairly present, in all material respects, the financial position of the Company and its Subsidiary as of December 31, 2002 and the results of their operations and cash flows for the three months then ended.

                 (iii) The Company and its Subsidiaries did not on the date of the balance sheets referred to in clauses (i) and (ii) above, and will not on the Phase I Effective Date, have any material contingent liabilities, material liabilities for taxes, unusual and material forward or long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets.

         (c) The Company has disclosed to the Lenders in writing in or pursuant to this Agreement and in the Offering Materials any and all facts (other than general economic and industry conditions) which have or pose a material risk of having a Material Adverse Effect.

         (d) Since September 30, 2002 no event has occurred and no condition has come into existence which has had, or is reasonably likely to have, a Material Adverse Effect, it being understood that the restatement of the Company's financial statements to the extent referred to in the Company's press release dated December 20, 2002 shall not constitute a Material Adverse Effect.

         Section 6.03. Litigation. Except as disclosed in the Company's press release dated January 15, 2002, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect.

         Section 6.04. No Breach. None of the execution and delivery of the Basic Documents, the consummation of the transactions therein contemplated, or compliance with the terms and provisions thereof did or will conflict with or result in a breach of, or require any consent under, the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any Basic Document or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

         Section 6.05. Corporate Action. Each of the Company and its Subsidiaries has all necessary corporate power and authority to execute, deliver and perform its obligations under the Basic Documents to which it is a party; the execution, delivery and performance by the Company and its Subsidiaries of the Basic Documents to which they are parties have been duly authorized by all necessary corporate action; and this Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and, on the Phase I Effective Date, each of the other Basic Documents to which the Company or any of its Subsidiaries is a party will constitute its legal, valid and binding obligation, in each case enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

         Section 6.06. Approvals. Each of the Company and its Subsidiaries has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental or regulatory authority or agency and any third party necessary for the execution, delivery or performance by it of any Basic Document to which it is a party, or for the validity or enforceability thereof, except for filings and recordings of the Liens created pursuant to, or permitted by, the Security Documents.

         Section 6.07. Regulations U and X. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to purchase or carry any such margin stock.

         Section 6.08. ERISA. The Company and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No such Person has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan, or made any amendment to any Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (iii) incurred any liability under Title IV of ERISA (other than a liability to the PBGC for premiums under Section 4007 of ERISA).

         Section 6.09. Taxes. Each of the Company and its Subsidiaries has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except to the extent the same may be contested as permitted by Section 7.02 hereof. There are no material tax disputes or contests pending as of the Phase I Effective Date. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

         Section 6.10. Subsidiaries; Agreements. (a) Schedule V hereto is a complete and correct list, as of the Phase I Effective Date, of all Subsidiaries of the Company and of all Investments held by the Company or any of its Subsidiaries in any joint venture or other Person. Except for the Liens created by the Security Documents, the Company owns, free and clear of Liens, all outstanding shares of its Subsidiaries and all such shares are validly issued, fully paid and non-assessable and the Company (or the respective Subsidiary of the Company) also owns, free and clear of Liens, all such Investments.

         (b) Schedule VI hereto is a complete and correct list of all credit agreements, indentures, capitalized leases, obligations in respect of letters of credit, guaranties, joint venture agreements, and other material instruments in effect as of the Phase I Effective Date providing for, evidencing, securing or otherwise relating to any Indebtedness or lease obligations of the Company or any of its Subsidiaries, and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Indebtedness or lease obligations outstanding or to be outstanding and the property subject to any Lien securing such Indebtedness or lease obligation, all as of the Phase I Effective Date. The Company has heretofore delivered to the Administrative Agent a complete and correct copy of all such credit agreements, indentures, capitalized leases, letter of credit obligations, guaranties, joint venture agreements and other material instruments, including any modifications or supplements thereto, as in effect on the Phase I Effective Date.

         Section 6.11. Investment Company Act. Neither the Company nor any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of said Act.

         Section 6.12. Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 6.13. Ownership and Use of Properties. Each of the Company and its Subsidiaries will have on the Phase I Effective Date and at all times thereafter, legal title or ownership of, or the right to use pursuant to enforceable and valid agreements or arrangements, all tangible property, both real and personal and all franchises, licenses, copyrights, patents and know-how which is material to the operation of its business as proposed to be conducted.

     Section 6.14. Environmental Matters. (a) The Company and each of its Subsidiaries have obtained all permits, certificates, licenses, approvals, registrations and other authorizations which are required under all applicable Environmental Laws, except to the extent failure to have any such permit, certificate, license, approval, registration or authorization would not have a Material Adverse Effect. The Company and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, certificates, licenses, approvals, registrations and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any notice or demand letter from any regulatory authority issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

     (b) In addition, (x) except as described in Schedule VII or (y) to the extent that the liabilities that would result from the matters (excluding matters described in Schedule VII) referred to in Sections 6.14(b)(i) through
(iv), 6.14(b)(v)(B) and 6.14(b)(vi) through (viii) would not exceed $250,000 individually or $750,000 in the aggregate,

          (i) During the last four years, no written notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and, to the best knowledge of the Company, no investigation or review is pending or threatened by any governmental entity or other Person with respect to (1) any alleged failure by the Company or any of its Subsidiaries to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of the business of the Company or any of its Subsidiaries, (2) any alleged failure by the Company or any of its Subsidiaries to comply with the terms and conditions of any such permit, certificate, license, approval, registration or authorization or of any other limitation, restriction, condition, standard, prohibition, requirement, obligation, schedule or timetable contained in any applicable Environmental Law, (3) any Regulated Activity or (4) any Release of any Hazardous Substance;

          (ii) Neither the Company nor its Subsidiaries nor the businesses conducted by such Persons nor, to the best knowledge of the Company or any of its Subsidiaries, any other Person, other than in compliance with applicable Environmental Laws, has disposed of or placed, held, located or otherwise handled, any Hazardous Substance on, under or at any property now or previously owned, operated or leased by the Company or any of its Subsidiaries, and none of such properties has been used (whether by the Company or any of its Subsidiaries or, to the best knowledge of the Company or any of its Subsidiaries, by any other Person) as a dump site or storage (whether permanent or temporary) site for any Hazardous Substance; and

          (A) no polychlorinated biphenyls (PCBs), radioactive material, urea formaldehyde or lead is or has been present at any property now or previously owned, operated or leased by the Company or any of its Subsidiaries except in compliance with applicable Environmental Laws;

          (B) no asbestos is or has been present in airborne form in concentrations in violation of Environmental Laws or in friable form at any property now or previously owned, operated or leased by the Company or any of its Subsidiaries;

          (C) there are no underground storage tanks, active or abandoned, which have been used to store or which otherwise contain or have contained any Hazardous Substance at any property now or previously owned, operated or leased by the Company or any of its Subsidiaries; and

          (D) except in accordance with the terms of any permit relating to or required by Environmental Laws held by the Company or any of its Subsidiaries, no Hazardous Substance has been Released in a reportable quantity or is present in a threshold planning quantity (except as a commercial product), where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned, operated or leased by the Company or any of its Subsidiaries.

     (iii) To the best knowledge of the Company, none of the Company, any of its Subsidiaries, or any of the businesses conducted by such Persons has transported or arranged for the transportation (directly or indirectly) of any Hazardous Substance except as a commercial product to any location which is listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA ("NPL"), or the Comprehensive Environmental Response, Compensation and Liability Information System ("CERCLIS") or on any similar federal, state, foreign or local list or which is the subject of federal, state, foreign or local enforcement actions or other investigations which may lead to claims against the Company or any of its Subsidiaries for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA;

     (iv) All oral or written notifications of a Release of a Hazardous Substance required to be filed under any applicable Environmental Law have been filed by or on behalf of the Company and its Subsidiaries;

     (v) No property now or previously owned, operated or leased by the Company or any of its Subsidiaries is listed or, to the best knowledge of the Company or any of its Subsidiaries, proposed for listing, on (A) the NPL or (B) on CERCLIS or any similar federal, state, foreign or local list of sites requiring investigation or clean-up which may lead to claims for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA;

     (vi) No Hazardous Substance generated by the Company or any of its Subsidiaries has been stored (except as a commercial product), recycled, treated or released, except in compliance with applicable Environmental Laws or disposed of by the Company or any of its Subsidiaries at any location;

     (vii) There are no Liens arising under or pursuant to any applicable Environmental Laws on property owned, operated or leased by the Company or any of its Subsidiaries, and, to the best knowledge of the Company, no actions by any governmental entity have been taken or are in process which could subject any of such properties to such Liens, and no notice or restriction relating to the presence of any Hazardous Substance at any such property is required to be placed in any deed to such property; and

     (viii) There are no existing liabilities or potential liabilities of the Company or any Subsidiary identified in any environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Company or any of its Subsidiaries in relation to any property or facility now or previously owned, operated or leased by the Company or any Subsidiary which are not disclosed in the reports described in Section 7.01(p) of the Original Agreement (as in effect prior to September 20, 2002) or disclosed in Schedule VII. The Company conducts and has conducted all such environmental investigations, studies, audits, tests, reviews or other analyses in relation to all properties and facilities now or previously owned, operated or leased by the Company or any of its Subsidiaries which are required under applicable Environmental

     Laws and maintains such records and reports for the time periods prescribed under applicable Environmental Laws.

     (c) For purposes of this Section, representations given with respect to the Company and its Subsidiaries shall be deemed given also with respect to any matters which could result in Environmental Liabilities, to the extent successor liability could be imposed under applicable Environmental Laws on the Company or any of its Subsidiaries.

     Section 6.15. Bank Accounts. Schedule III lists all banks and other financial institutions at which the Company or any Subsidiary Guarantor maintains deposits or other accounts as of the Phase I Effective Date, and such Schedule correctly identifies the name, address and telephone number of each depositary, the name in which the account is held, a description of the purpose of the account and the complete account number.

                                    ARTICLE 7
                                    Covenants

     The Company agrees that, so long as any of the Working Capital Commitments are in effect and until payment in full of all Loans hereunder, the termination of all Letters of Credit and payment in full of all Letter of Credit Liabilities, all interest thereon and all other amounts payable under the Financing Documents, unless the Majority Lenders shall agree otherwise as contemplated by Section 10.05 hereof:

     Section 7.01. Information. The Company shall deliver to each of the
Lenders:

     (a) as soon as available and in any event (i) in the case of the fiscal year ended September 30, 2002, no later than January 31, 2002 and (ii) otherwise, within 90 days after the end of each fiscal year of the Company, consolidated (and, if the Company's Subsidiaries, if aggregated and considered as a single subsidiary, would meet the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission, consolidating) statements of income, retained earnings and cash flow of the Company and its Subsidiaries for such year and the related consolidated (and, if required, consolidating) balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding figures (if any) for the preceding fiscal year, and accompanied, in the case of said consolidated financial statements, by an opinion thereon of Deloitte & Touche LLP or other independent certified public accountants of recognized national standing, which opinion shall not contain a "going concern" or similar qualification or exception or any qualification or exception as to the scope of such audit and shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Company and its Subsidiaries as at the end of, and for, such fiscal year, and a standard letter from such accountants stating that, in performing the auditing procedures necessary for their above-described opinion, nothing came to their attention that caused them to believe, except as specifically stated, that (i) the Company was not in compliance with any of the terms, covenants, provisions or conditions of this Agreement and (ii) the Company's calculation of the Receivables and Inventory included in the Borrowing Base as of the end of such fiscal year was not fairly stated, in all material respects, in relation to the financial statements from which such information was derived;

     (b) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Company other than the last fiscal quarter in each fiscal year, consolidated (and, if the Company's Subsidiaries if aggregated and considered as a single subsidiary, would meet the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission, consolidating) statements of income, retained earnings and cash flow of the Company and its Subsidiaries, in each case in a form satisfactory to the Administrative Agent, for such fiscal quarter and for the portion of the fiscal year ended at the end of such fiscal quarter, and the related consolidated (and, if required, consolidating) balance sheet as at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures from the Company's operating budget for such fiscal year, and accompanied, in each case, by (i) a statement of net sales, sales volume, gross margin and operating profit by product group, (ii) a certificate of a Senior Officer, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Company as at the end of, and for, such fiscal quarter (subject to normal year-end audit adjustments) in accordance with GAAP, consistently applied, and, accompanied by, in form and detail reasonably satisfactory to the Administrative Agent, (iii) a reconciliation, of the Inventory and Receivables figures set forth in such financial statements as at the end of such fiscal quarter to the Borrowing Base Certificate previously delivered as at said date pursuant to clause (e) below, and (iv) a summary of aging of receivables and a summary of aging of accounts payable;

     (c) as soon as available and in any event within 20 Business Days after the end of each monthly accounting period of the Company, consolidated (and, if the Company's Subsidiaries, if aggregated and considered as a single subsidiary, would meet the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission, consolidating) statements of income, retained earnings and cash flow of the Company and its Subsidiaries, in each case in a form satisfactory to the

Administrative Agent, for such monthly accounting period and for the portion of the fiscal year ended at the end of such monthly accounting period, and the related consolidated balance sheet as at the end of such monthly accounting period, setting forth in each case in comparative form the corresponding figures from the Company's operating budget for such fiscal year, and accompanied, in each case, by (i) a statement of net sales, sales volume, gross margin and operating profit by product group, and (ii) a certificate of a Senior Officer, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Company in accordance with GAAP (except for the absence of footnotes), consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

     (d) (i) not later than 30 days prior to the end of each fiscal year of the Company, a copy of the operating budget, including, without limitation, projection of the anticipated cash flows of the Company and its Subsidiaries, divisions and product groups for such fiscal year and each monthly accounting period included in such fiscal year, such budget to be prepared in accordance with GAAP and accompanied by a certificate of a Senior Officer specifying the assumptions on which such budget was prepared, stating that such officer has no reason to question the reasonableness of any material assumptions on which such budget was prepared and providing such other details as the Administrative Agent may reasonably request, and (ii) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of the Company in each fiscal year, a projection for each of the remaining fiscal quarters in such fiscal year of the anticipated consolidated cash flow of the Company and its Subsidiaries and the related balance sheets;

     (e) monthly (or with such greater frequency as the Administrative Agent may reasonably request), within ten Business Days after the last day of each calendar month (or by such other date as the Administrative Agent may reasonably specify in the event the Administrative Agent requests that such information be provided more frequently):

            (i) a declaration or statement of (A) the aging of Receivables and accounts payable and (B) Inventory (identifying Eligible Inventory and ineligible inventory); all as of the prior month end and certified by a Senior Officer and in form reasonably acceptable to the Administrative Agent; and

            (ii)   a Borrowing Base Certificate.

     (f) weekly, on Wednesday of each week (as of the immediately preceding Saturday), a Weekly Collateral Certificate, certified by a Senior Officer.

     (g) at the Administrative Agent's reasonable request, and within three Business Days of any such request, certified true copies of customer's invoices, or the equivalent, for all services rendered and goods provided; and

     (h) at the Administrative Agent's reasonable request, and within a reasonable time period, certified true copies of all contracts, security agreements, mortgages and other documents executed by customers in connection with all services rendered and any other information, reports, reconciliations, account debtor's addresses or documents the Administrative Agent may call upon the Company to submit from time to time;

     (i) promptly upon (i) the mailing thereof to the shareholders or creditors of the Company generally, copies of all financial statements, reports and proxy statements so mailed or (ii) the delivery thereof to the holders of or trustee for the Senior Notes, copies of all documents or notices required to be delivered to such Persons pursuant to the Indenture;

     (j) promptly upon the filing thereof, copies of all registration statements (other than any registration statements on Form S-8 or its equivalent) and any reports which the Company shall have filed with the Securities and Exchange Commission;

     (k) if and when the Company or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of a Senior Officer setting forth details as to such occurrence and action, if any, which the Company or member of the Controlled Group is required or proposes to take;

     (l) promptly following the delivery thereof to the Company or to the Board of Directors or management of the Company, a copy of any management letter or written report by independent public accountants with respect to the financial condition, operations, business or prospects of the Company;

     (m) promptly after management of the Company knows that any Default has occurred and is continuing, a notice of such Default, describing the same in reasonable detail;

     (n) once during each fiscal year of the Company, if requested by the Administrative Agent or the Majority Lenders because it or they believe that current liabilities and potential sources of future liabilities may have increased materially since the date of the most recent such report or update, an update prepared by an independent engineer satisfactory to the Administrative Agent of the reports delivered pursuant to Section 7.01(p) of the Original Agreement (as in effect prior to September 20, 2002), reporting any material changes in the estimate of current liabilities and assessment of potential sources of future liabilities contained therein;

     (o) twice during each fiscal year, if requested by the Administrative Agent, a list in form satisfactory to the Administrative Agent, of the names and addresses of all account debtors of the Company and its Subsidiaries; and

     (p) from time to time such other information regarding the financial condition, operations, prospects or business of the Company as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

     The Company will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraphs (a), (b) or (c) above, a certificate of a Senior Officer (i) to the effect that, to the best of his knowledge after due inquiry, no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail) and (ii) setting forth in reasonable detail the computations necessary to determine whether it was in compliance with Sections 7.08 to 7.13, inclusive, and 7.16 and 7.18 hereof as of the end of the respective monthly accounting period, fiscal quarter or fiscal year.

     Section 7.02. Taxes and Claims. The Company will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it (including with respect to the Mortgages on such properties), prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the property of the Company or such Subsidiary, provided that neither the Company nor such Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings if (x) it maintains adequate reserves with respect thereto, (y) such contest, proceedings and reserves have been described in a certificate of a Senior Officer delivered to the Lenders, and (z) foreclosure or realization upon any Lien on the property of the Company or such Subsidiary has not occurred and does not appear to be imminent.

     Section 7.03. Insurance. The Company will maintain, and will cause each of its Subsidiaries to maintain, insurance in responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Company and its Subsidiaries operate, provided that in any event the Company shall maintain insurance not less favorable than set forth in Schedule VIII.

     Such insurance shall be written by financially responsible companies selected by the Company, having an A.M. Best rating of "A-" or better and in a financial size category of XV or larger, or by other companies acceptable to the Majority Lenders, and (other than workers' compensation) shall name the Administrative Agent as loss payee and/or as additional insured, as its interests may appear. Each policy referred to in this Section 7.03 shall include effective waivers by the insurer of all claims for insurance premiums against the Administrative Agent or any Lender, provide that all insurance proceeds in excess of $250,000 per claim which would otherwise be payable to the Company or any Subsidiary of the Company under any of the policies referred to in this
Section 7.03 shall be adjusted with and payable to the Administrative Agent (for deposit in the Collateral Account maintained pursuant to the Security Documents and application in accordance with Section 2.04(c)), provide that it will not be cancelled or reduced or amended except after not less than 30 days' written notice to the Administrative Agent and provide that the interests of the Administrative Agent and the Lenders shall not be invalidated by any act or negligence of the Company or any Person having an interest in the Plants nor by occupancy or use of the Plants for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to the Plants. The Company will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment.

     On the Closing Date the Company delivered to the Administrative Agent certificates of insurance satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained by the Company hereunder and showing the termination or expiry date of such insurance. Thereafter, not later than five Business Days prior to the termination or expiry date of any such insurance the Company has delivered and shall deliver to the Administrative Agent certificates of insurance evidencing that such insurance has been renewed or replaced, subject only to the payment of premiums as they become due. The Company shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section unless the

Administrative Agent is named as loss payee and insured therein, with loss payable as provided herein. The Company will immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent the certificates evidencing the same.

     If, in the opinion of the Company, any of the insurance which it is required to maintain pursuant to this Section is not available on commercially reasonable terms, the Company shall so notify the Administrative Agent and the Lenders and, with the consent of the Majority Lenders, may elect not to purchase such insurance; provided that if the Company shall not have received notice of disapproval from the Majority Lenders within 20 days of receipt by the Lenders of such notice from the Company, the Lenders shall be deemed to have consented, for the purposes of this Section, to the election not to purchase such insurance.

     Section 7.04. Maintenance of Existence; Conduct of Business. The Company will preserve and maintain, and will cause each of its Subsidiaries to preserve and maintain, its corporate existence and all material rights, privileges and franchises necessary or desirable in the normal conduct of its business, and will conduct its business in a regular manner; provided that nothing herein shall prevent the merger and dissolution of any Subsidiary of the Company into the Company or a Wholly-Owned Subsidiary so long as the Company or such Wholly-Owned Subsidiary is the surviving corporation.

     Section 7.05. Maintenance of and Access to Properties. The Company will keep, and will cause each of its Subsidiaries to keep, all of its properties necessary in its business in good working order and condition (having regard to the condition of such properties at the time such properties were acquired by the Company or such Subsidiary), ordinary wear and tear excepted, and proper books of record and account in which entries shall be made in conformity with GAAP of all dealings and transactions in relation to its business activities, and will permit representatives of the Lenders to inspect such properties and, upon reasonable notice and at reasonable times, to examine and make extracts and copies from the books and records of the Company and any such Subsidiary.

     Section 7.06. Compliance with Applicable Laws. The Company will comply, and will cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental body or regulatory authority (including, without limitation, all Environmental Laws), a breach of which would have a Material Adverse Effect, except where contested in good faith and by proper proceedings.

     Section 7.07. Litigation. The Company will promptly give to the Administrative Agent (which shall promptly notify each Lender) notice in writing of (i) all judgments against it or any of its Subsidiaries which individually exceed $250,000 or in the aggregate exceed $500,000 and (ii) all litigation and of all proceedings of which it is aware before any courts, arbitrators or governmental or regulatory agencies affecting the Company or any of its Subsidiaries except litigation or proceedings which, if adversely determined, would not in the reasonable opinion of the Company have a Material Adverse Effect.

         Section 7.08. Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except: (i) Indebtedness to the Lenders under the Financing Documents, (ii) Indebtedness outstanding on the Phase I Effective Date and identified in
Schedule VI hereto and any renewals, extensions or refinancings of Indebtedness in Part B of such Schedule, provided that such renewals, extensions or refinancings shall not increase the amount of such Indebtedness or of the collateral securing it, (iii) Indebtedness of Subsidiary Guarantors to the Company in an aggregate principal amount at any time outstanding not to exceed $55,000,000, so long as such Indebtedness is evidenced by one or more notes satisfactory to the Administrative Agent, (iv) Indebtedness secured by Liens permitted by clause (ii) of Section 7.11, (v) Foreign Currency Obligations or Interest Rate Protection Obligations incurred in the ordinary course of business, (vi) other Indebtedness of the Company in an aggregate principal amount at any time outstanding not to exceed $1,000,000, (vii) Indebtedness of the Company to the Government of Canada in an aggregate principal amount at any time outstanding not to exceed $1,500,000, provided that (x) such Indebtedness is unsecured and contains no covenant or event of default the effect of which is to impose a restriction, limitation or obligation in favor of the lender not imposed in favor of the Lenders hereunder and (y) payments with respect to the principal thereof or interest thereon are not required prior to the fourth anniversary of the date of incurrence thereof, (viii) the Senior Notes, (ix) Indebtedness of the Company or any Wholly-Owned Subsidiary to any Wholly-Owned Subsidiary and Guaranties by any Wholly-Owned Subsidiary of any Indebtedness otherwise permitted by this Section, and (x) Indebtedness attributable to the Covington Lease if amended or refinanced in accordance with Section 7.10(h).

         Section 7.09. Minimum EBITDA. (a) The Company will not permit the EBITDA for any period set forth below to be less the amount set forth below for such period:

Period                                                    Minimum EBITDA

Fiscal quarter ended 3/31/03                               $ 6,035,000

Two fiscal quarters ended 3/31/03                          $16,433,000

Fiscal quarter ended 6/30/03                               $ 7,675,000

Three consecutive fiscal quarters ended 6/30/03            $27,945,000

Fiscal quarter ended 9/30/03                                 $ 7,649,000

Four consecutive fiscal quarters ended 9/30/03               $39,419,000

Fiscal quarter ended 12/31/03                                $ 7,949,000

Four consecutive fiscal quarters ended 12/31/03              $43,964,000

Fiscal quarter ended 3/31/04                                 $ 9,668,000

Four consecutive fiscal quarters ended 3/31/04               $49,412,000

Fiscal quarter ended 6/30/04                                 $ 9,875,000

Four consecutive fiscal quarters ended 6/30/04               $52,711,000

Fiscal quarter ended 9/30/04                                 $ 8,980,000

Four consecutive fiscal quarters ended 9/30/04               $54,076,000

Fiscal quarter ended 12/31/04                                $ 8,620,000

Four consecutive fiscal quarters ended 12/31/04              $54,076,000

Fiscal quarter ended 3/31/05                                 $11,051,000

Four consecutive fiscal quarters ended 3/31/05               $54,706,000

Fiscal quarter ended 6/30/05                                 $12,119,000

Four consecutive fiscal quarters ended 6/30/05               $54,706,000

Fiscal quarter ended 9/30/05                                 $11,420,000

Four consecutive fiscal quarters ended 9/30/05               $54,706,000

Fiscal quarter ended 12/31/05                                $ 9,748,000

Four consecutive fiscal quarters ended 12/31/05              $57,000,000

         Section 7.10. Mergers, Asset Dispositions, Acquisitions, Etc. Except as expressly permitted by Section 7.04, the Company will not, and will not permit any of its Subsidiaries to, be a party to any merger or consolidation, or sell, lease, assign, transfer or otherwise dispose of any assets, or acquire assets from any Person, except the following:

         (a) dispositions of inventory in the ordinary course of business;

         (b) dispositions of worn out or obsolete tools, machinery or equipment no longer used or useful in the business of the Company and its Subsidiaries, provided that the proceeds of such dispositions are applied to purchase replacement tools, machinery or equipment within 60 days of such dispositions;

          (c) acquisitions of assets (other than fixed or capital assets) in the ordinary course of business and expenditures in respect of fixed or capital assets to the extent permitted under Section 7.16 hereof;

          (d)  acquisitions of Investments permitted under Section 7.12 hereof;

          (e) dispositions of any asset having a fair market value not exceeding $1,000,000;

          (f) dispositions of assets not otherwise permitted pursuant to this Section for cash proceeds in an amount not less than the fair market value of the assets being disposed of (determined in good faith by the Board of Directors and supported by a current third-party appraisal if the fair market value of any asset disposed of in any one transaction or series of transactions exceeds $2,500,000); provided that such cash proceeds, taken together with all other cash proceeds received for assets disposed of pursuant to this clause 7.10(f), and net of the amount of such proceeds used to replace the assets disposed of, shall not exceed $5,000,000 in the aggregate;

          (g) the deemed acquisition or sale of the Covington Assets arising from a use of proceeds of Loans permitted by Section 2.18(a)(iii); and

          (h) dispositions of machinery and equipment acquired in the QPF Acquisition.

          Section 7.11. Liens. The Company will not, and will not permit any of its Subsidiaries to, create or suffer to exist any Lien upon any property or assets, now owned or hereafter acquired, securing any Indebtedness or other obligation, except: (i) the Liens created pursuant to the Security Documents and other Liens existing on the Phase I Effective Date and listed in Schedule VI hereto; (ii) Liens (including capital leases) existing on other assets at the date of acquisition thereof or which attach to such assets concurrently with or within 90 days after the acquisition thereof, securing Indebtedness incurred to finance the acquisition thereof in an aggregate principal amount at any time outstanding not exceeding $2,000,000; (iii) other Liens arising in the ordinary course of the business of the Company or such Subsidiary which are not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; and (iv) the Permitted Encumbrances referred to in the Mortgages.

          Section 7.12. Investments. The Company will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any advances, loans or other extensions of credit or capital contributions (other than prepaid expenses in the ordinary course of business) to (by shall mean of transfers of property or assets or otherwise), or purchase or own any stocks, bonds, notes, debentures or other securities of, any Person (all such transactions being herein called "Investments"), except: (i) accounts permitted pursuant to Section 7.18; (ii) Liquid Investments in the name and under the control of the Administrative Agent (or a collateral sub-agent for the Administrative Agent) as contemplated by the Security Documents; (iii) subject to Section hereof, Investments in accounts and notes receivable acquired in the ordinary course of business as presently conducted; (iv) loans by the Company and its Subsidiaries to employees in the ordinary course of business in an aggregate principal amount at any time outstanding not exceeding $1,000,000 and Investments in employee pension plans; (v) Investments existing on the Closing Date in Wholly-Owned Subsidiaries and additional Investments in Subsidiaries, so long as such Investments are made with cash and are in amounts reasonably needed to support the operations of such Subsidiaries, in an aggregate amount (on a cost basis, net of repayments by such Subsidiaries of such Investments) not to exceed $75,000,000 at any one time outstanding; (vi) Investments consisting of acquisitions permitted by Section 7.11; and (vii) Investments by Wholly-Owned Subsidiaries consisting of loans or advances or transfers of property or assets to the Company or another Wholly-Owned Subsidiary.

         Section 7.13. Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Restricted Payment, except that so long as no Default has occurred and is continuing the Company may make payments to repurchase or redeem and retire common stock of the Company owned by employees of the Company or any of its Subsidiaries upon termination of employment (including death or disability) of such employees in an aggregate amount not to exceed $1,000,000 in any fiscal year of the Company.

         Section 7.14. Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly: (i) make any Investment in an Affiliate of the Company; (ii) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate of the Company; (iii) merge into or consolidate with or purchase or acquire assets from an Affiliate of the Company; or (iv) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate of the Company (including, without limitation, Guaranties and assumptions of obligations of an Affiliate of the Company); provided that (a) any Affiliate of the Company who is an individual may serve as a director, officer or employee of the Company and receive reasonable compensation or indemnification in connection with his or her services in such capacity; (b) the Company or a Subsidiary of the Company may enter into any transaction with an Affiliate of the Company providing for the leasing of property, the rendering or receipt of services or the purchase or sale of inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company or such Subsidiary as the monetary or business consideration which would obtain in a comparable arm's length transaction with a Person not an Affiliate of the Company.

         Section 7.15. Lines of Business. Neither the Company nor any of its Subsidiaries shall engage to any substantial extent in any line or lines of business activity other than the businesses conducted by it on the Phase I Effective Date and the Melt Blown business (consisting of equipment to be constructed for the manufacture of filtration products through a plastic extrusion process).

         Section 7.16. Capital Expenditures; Additional Property. The Company will not permit the aggregate amount of Capital Expenditures made during any fiscal year to exceed $20,000,000. If any property acquired or constructed by the Company after the date hereof is not subject to the Lien of the Security Documents, the Company will execute and deliver such mortgages and other security documents as may be necessary, or as the Administrative Agent may request, to subject such property to such a Lien.

         Section 7.17. Modification of Other Agreements. The Company will not, and will not permit any of its Subsidiaries to, consent to any modification, supplement or waiver of any of the provisions of any of the Assigned Agreements in any respect to the extent such modification, supplement or waiver would impair materially the benefit to the Company or such Subsidiary of such Assigned Agreement, it being understood that any modification, supplement or waiver of any Assigned Agreement which adversely affects the amount or timing of any payment by or to the Company or any of its Subsidiaries thereunder shall be deemed to impair materially the benefit thereof to the Company for purposes hereof, without the prior written consent of the Administrative Agent (with the approval of the Majority Lenders). The Company will not amend or modify its certificate of incorporation or by-laws or the Indenture, the Senior Notes or any other document governing the Senior Notes (or any renewal, extension or refinancing thereof) or, so long as the IRB Letter of Credit is outstanding, any document governing obligations secured by the IRB Letter of Credit, without the prior written consent of the Administrative Agent (with the approval of the Majority Lenders); provided that if the Company shall not have received notice of disapproval from the Majority Lenders within 20 days of receipt by the Lenders of notice from the Company of a proposed modification, supplement, waiver or amendment, the Lenders shall be deemed to have consented thereto.

         Section 7.18. Bank Accounts; Cash and Liquid Investments. Neither the Company nor any of its Subsidiaries (other than, prior to the Phase II Effective Date, Applied Extrusion Technologies (Canada) Inc.) will maintain any accounts with any bank or other financial institution or have Liquid Investments (other than Liquid Investments made pursuant to Section 2.03(b)) at any one time exceeding $10,000 in the aggregate except (i) the Collateral Accounts, (ii) any Controlled Accounts, (iii) any Lockbox accounts with respect to which a letter substantially in the form of the lockbox letter set forth in the Security Documents has been executed in favor of the Administrative Agent, (iv) cash and Liquid Investments of the Company held in rabbi trusts pursuant to the Company's Amended and Restated Executive Deferred Compensation Plan dated August 14, 2001 and the Amended and Restated 1999 Supplemental Executive Retirement Plan dated August 10, 2001 and (v) any accounts maintained solely to meet payroll disbursements with respect to employees of the Company or its Subsidiaries, which accounts shall contain amounts not in excess of two weeks' estimated payroll disbursements. It is understood that notwithstanding any other provision of this Agreement to the contrary, an aggregate amount not to exceed $300,000 at the close of business on any day may remain in Controlled Accounts which are operating accounts and need not be transferred to Collateral Accounts.

     Section 7.19. Environmental Matters. The Company will promptly give to the Lenders notice in writing of any complaint, order, citation, notice or other written communication from any Person with respect to, or if the Company becomes aware after due inquiry of, (i) the existence or alleged existence of a violation of any applicable Environmental Law or Environmental Liability at, upon, under or within any property now or previously owned, leased, operated or used by the Company or any of its Subsidiaries or any part thereof, or due to the operations or activities of the Company, any Subsidiary or any other Person on or in connection with such property or any part thereof (including receipt by the Company or any Subsidiary of any notice of the happening of any event involving the Release or cleanup of any Hazardous Substance), (ii) any Release on such property or any part thereof in a quantity that is reportable under any applicable Environmental Law, (iii) the commencement of any cleanup pursuant to or in accordance with any applicable Environmental Law of any Hazardous Substances on or about such property or any part thereof and (iv) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law, in each of cases (i),
(ii), (iii) and (iv), (x) which could reasonably be expected to result in liability or expenses in excess of $250,000 or (y) which individually or in the aggregate could have a Material Adverse Effect.

     Section 7.20. Senior Notes. The Company shall not, and shall not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, deposit any monies with any Person with respect to, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Senior Notes other than regularly scheduled payments of interest in respect thereof required pursuant to the Senior Notes and the Indenture.

     Section 7.21. Certain Obligations Respecting Guaranties and Collateral.
(a) The Company shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Copyright, Patent or Trademark that is material to the business of the

Company or any of its Subsidiaries may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office, or any court) regarding the Company's ownership of any Copyright, Patent or Trademark that is material to the business of the Company or any of its Subsidiaries, its right to register or patent the same, or to keep and maintain the same. In the event that any right to Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License that is material to the business of the Company or any of its Subsidiaries is infringed, misappropriated or diluted by a third party, the Company shall notify the Administrative Agent promptly after it learns thereof and shall promptly sue for infringement, misappropriation or dilution or take such other action as is appropriate to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License; provided that the Company shall not be obligated to take any action if, in its reasonable business judgment, the cost of such action exceeds the benefit to be derived therefrom. Capitalized terms not otherwise defined in this subsection (a) shall have the meanings ascribed to them in the Security Documents.

     (b) The Majority Lenders shall have the right from time to time to require the Company, pursuant to a written request from the Administrative Agent, to cause any domestic Subsidiary of the Company as may be specified in such request to become a party to the Subsidiary Guaranty or to execute and deliver such other guaranties, in form and substance satisfactory to the Majority Lenders, guaranteeing payment of the Company's obligations hereunder and to provide, or to cause such Subsidiary to provide, Liens upon such assets as may be specified in such request to secure the obligations of the Company and such Subsidiary hereunder and under the Subsidiary Guaranty or such other guaranties. Any such request shall be made by the Majority Lenders in the good faith exercise of their discretion. Within 30 days after any such request, the Company shall, and shall cause such Subsidiary of the Company to, (i) execute and deliver to the Administrative Agent such number of copies as the Administrative Agent may specify of documents creating such guaranties and Liens and (ii) do all other things which may be necessary or which the Administrative Agent may reasonably request in order to confer upon and confirm to the Lenders the benefits of such security. Within 45 days after a request for security pursuant hereto, the Company shall, and shall cause such Subsidiary of the Company to, deliver such legal opinions, certificates, evidences of corporate action or other documents as the Administrative Agent may reasonably request, all in form and substance satisfactory to the Administrative Agent, relating to the satisfaction of the Company's obligations under this Section.

     Section 7.22. Field Audits; Inventory Appraisals. The Company shall permit the Administrative Agent or an Affiliate thereof or any other Person selected by the Administrative Agent (the "Examiner") to conduct field audit examinations of, among other things, the Company's and its Subsidiaries' assets, liabilities, books, records, billing and collection processes and management information systems three times during each fiscal year of the Company and inventory appraisals annually (or, in each case, with such greater frequency as the Administrative Agent may reasonably require); provided that the Company will permit the Examiner to conduct such examinations and appraisal at any time and from time to time upon the occurrence and during the continuance of a Default. The Company will reimburse the Examiner for the expense of each field audit examination and inventory appraisal at the Examiner's standard per diem rate per person, plus actual out-of-pocket expenses or, if applicable, for such other amounts as shall reasonably be charged from time to time by the Examiner for work of this kind. In connection with such field audits, the Company will permit the Examiner to make test verifications of the Receivables with the Company's and its Subsidiaries' customers.

     Section 7.23. Deposits into Collateral Account. The Company and each of its Subsidiaries shall (a) subject to Section 2.04(a)(i) and Section 7.18, remit to the Administrative Agent promptly following receipt, and hold in trust for the Administrative Agent and the Lenders until so remitted, any and all moneys received from any source for deposit into the Collateral Account, including without limitation any proceeds from any equity investment or extraordinary transaction, and (b) direct all financial institutions at which any Controlled Accounts are maintained to remit to the Administrative Agent on a daily basis (or at such other frequency as the Administrative Agent, in its discretion shall specify to the Company), all collected funds in such Controlled Accounts. At all times from and after the date hereof, the Company shall take all actions necessary to maintain, preserve and protect the rights and interests of the Administrative Agent with respect to all cash deposits of the Company and all other proceeds of Collateral and shall not, without the Administrative Agent's prior written consent, open any new or additional deposit or other bank accounts.

     Section 7.24. Lockbox Operation. The Company and each of its
Subsidiaries shall at all times direct their account debtors to make all payments directly to Lockboxes or Controlled Accounts under the control of the Administrative Agent or under the control of another financial institution reasonably acceptable to the Administrative Agent that has entered into a Controlled Account Agreement with the Administrative Agent.

                                    ARTICLE 8
                                    Defaults

     Section 8.01. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

     (a) default in the payment of the principal of any Loan, any Reimbursement Obligation, or interest or any other amount payable under the Financing Documents when due; or

     (b) the Company or any of its Subsidiaries shall default in the payment when due of any principal of or interest on Indebtedness having an aggregate outstanding principal amount of at least $1,000,000 (other than the Loans); or any event or condition shall occur which results in the acceleration of the maturity of any such Indebtedness or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof; or

     (c) any representation or warranty made or deemed made by the Company or any of its Subsidiaries in any Financing Document or in any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions of any Financing Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

     (d) (i) the Company shall default in the performance of any of its obligations under clauses (e)(ii) or (m) of Section 7.01, or Section 7.03 or Sections 7.08 through 7.20 or Section 7.22 through 7.24 hereof; (ii) any Subsidiary Guarantor shall default in the performance of any of its obligations under the Subsidiary Guaranty; (iii) the Company shall default in the performance of its obligations under clause (f) of Section 7.01, and such default shall continue unremedied for a period of one Business Day; or (iv) the Company or any Subsidiary Guarantor shall default in the performance of any of its other obligations in any Basic Document, and such default described in this subclause (iv) shall continue unremedied for a period of 30 days after notice thereof to the Company by the Administrative Agent or the Majority Lenders (through the Administrative Agent); or

     (e) the Company or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

     (f) the Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,
(ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate or partnership action for the purpose of effecting any of the foregoing; or

     (g) a proceeding or case shall be commenced, without the application or consent of the Company or any of its Subsidiaries in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person or of all or any substantial part of its assets, or (iii) similar relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against such Person shall be entered in an involuntary case under the Bankruptcy Code; or

     (h) a final judgment or judgments for the payment of money shall be rendered by a court or courts against the Company or any of its Subsidiaries in excess of $250,000 in the aggregate, and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 10 days from the date of entry thereof, or the Company or such Subsidiary shall not, within said period of 10 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

     (i) the Company or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $250,000 which it shall have become liable under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Liabilities in excess of $250,000 shall be filed under Title IV of ERISA by the Company or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any such Plan or Plans; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause the Company or one or more members of the Controlled Group to incur a current payment obligation in excess of $250,000; or

     (j) any of the Assigned Agreements shall be terminated prior to the end of its stated term, or shall cease to be in full force and effect prior to the end of its stated term, for whatever reason, without the prior consent of the Majority Lenders; or

     (k) (i) as a result of one or more transactions after the date of this Agreement, any "person" or "group" of persons (other than Amin Khoury, his lineal descendants or trusts established by Amin Khoury for his lineal descendants) shall have "beneficial ownership" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) of 30% or more of the outstanding common stock of the Company; or (ii) without limiting the generality of the foregoing, during any period of 12 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 12-month period were directors of the Company shall cease for any reason to constitute a majority of the board of directors of the Company; or (iii) Amin Khoury, his lineal descendants and trusts established by Amin Khoury for his lineal descendants shall have "beneficial ownership" of 40% or more of the outstanding common stock of the Company; or

     (l) (i) any Security Document or the Subsidiary Guaranty shall cease, for any reason, to be in full force and effect or any party thereto (other than the Lenders) shall so assert in writing; or (ii) any Security Document shall cease to be effective to grant a Lien on the collateral described therein with the priority purported to be created thereby; or

     (m) the Company shall fail to completed the refinancing or extension of the Covington Lease on terms and conditions reasonably satisfactory to the Administrative Agent not later than 30 Business Days prior to the maturity of such lease:

     THEREUPON: the Administrative Agent may (and, if directed by the Majority Lenders, shall) (a) declare the Working Capital Commitments terminated (whereupon the Working Capital Commitments shall be terminated) and/or (b) terminate any Letter of Credit providing for such termination by sending a notice of termination as provided therein (and/or, in the case of the IRB Letter of Credit, notify the trustee for the bonds secured by the IRB Letter of Credit of such Event of Default and direct the trustee to declare an event of default with respect to and accelerate such bonds, draw under the IRB Letter of Credit and exercise remedies under the bond documents, and/or by notice to the Company, the trustee and remarketing agent for such bonds, terminate the liquidity period therefor) and/or (c) declare the principal amount then outstanding of and the accrued interest on the Loans and Reimbursement Obligations and commitment fees, letter of credit fees and all other amounts payable hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be and become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company and/or (d) exercise any or all rights and remedies authorized or provided for in the Security Documents or under applicable law; provided that in the case of the occurrence of an Event of Default with respect to the Company referred to in clause (f), (g) or (k) of this Section 8.01, the Working Capital Commitments shall be automatically terminated and the principal amount then outstanding of and the accrued interest on the Loans and Reimbursement Obligations and commitment fees, letter of credit fees and all other amounts payable hereunder and under the Notes shall be and become automatically and immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

     Section 8.02. Collateral Account. The Company hereby agrees, in addition to the provisions of Section 8.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Administrative Agent or the Majority Lenders, pay (and, in the case of any Event of Default with respect to the Company referred to in clause (f), (g) or (k) of
Section 8.01 hereof, forthwith, without any demand or the taking of any other action by the Lenders, it shall automatically be obligated to pay) to the Administrative Agent an amount in immediately available funds equal to the then aggregate amount available for drawings under all Letters of Credit issued for the account of the Company, which funds shall be held by the Administrative Agent in the Collateral Account maintained by the Company pursuant to the Security Documents, and be subject to investment and withdrawal only as provided therein.


                                    ARTICLE 9
                            The Administrative Agent

     Section 9.01. Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the Letters of Credit and the other Basic Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this Section
9.01 shall include reference to its affiliates and its and its affiliates' officers, directors, employees and agents and to JPMorgan Chase acting in its individual capacity hereunder as issuer of Letters of Credit): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, the Letters of Credit and the other Basic Documents, and shall not by reason of this Agreement, the Letters of Credit or any other Basic Document be a trustee for any Lender;
(b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, the Letters of Credit or any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, the Letters of Credit or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Letters of Credit or any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Company or any of its Subsidiaries or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document except to the extent requested by the Majority Lenders; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under the Letters of Credit, any other Basic Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Without in any way limiting any of the foregoing, each Lender acknowledges that the Administrative Agent shall have no greater responsibility in the operation of Letters of Credit than is specified in the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (or any replacement or revision thereof in effect from time to time).

     Section 9.02. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement, the Letters of Credit or any other Basic Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Majority Lenders and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     Section 9.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or Reimbursement Obligations) unless the Administrative Agent has received notice from a Lender or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the

Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to Section 9.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders.

     Section 9.04. Rights as a Lender. With respect to its Working Capital Commitments and the Loans made and Letter of Credit Liabilities held by it, JPMorgan Chase in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its Affiliates) as if it were not acting as the Administrative Agent, and the Administrative Agent may accept fees and other consideration from the Company (in addition to the agency fees and arrangement fees heretofore agreed to between the Company, the Administrative Agent for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     Section 9.05. Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 2.13(g), 10.03 or 10.04 hereof, but without limiting the obligations of the Company under said Sections 2.13(g), 10.03 and 10.04 ), ratably in accordance with their respective Working Capital Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, the Letters of Credit or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Company is obligated to pay under Sections 2.13(g),
10.03 and 10.04 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

     Section 9.06. Non-reliance on Administrative Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, the Letters of Credit or any of the other Basic Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Company (other than maintaining records of payments by the Company to it) or any other Person of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Company or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, under the Letters of Credit or the other Basic Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company or any other Person (or any of their affiliates) which may come into the possession of the Administrative Agent.

     Section 9.07. Failure to Act. Except for action expressly required of the Administrative Agent hereunder, under the Letters of Credit and under the other Basic Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 9.05 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     Section 9.08. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent reasonably acceptable to the Company. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent (the "Notice Date"), then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent reasonably acceptable to the Company. Any successor Administrative Agent shall be (i) a Lender or (ii) if no Lender has accepted such appointment within 40 days after the Notice Date, a bank which has an office in New York, New York with a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative

Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9.08 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

     Section 9.09. Collateral Sub-Agents. Each Lender by its execution and delivery of this Agreement agrees, as contemplated by the Security Documents, that, in the event it shall hold any Liquid Investments referred to therein, such Liquid Investments shall be held in the name and under the control of such Lender and such Lender shall hold such Liquid Investments as a collateral sub-agent for the Administrative Agent thereunder.

                                   ARTICLE 10
                                 Miscellaneous

     Section 10.01. Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Basic Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in the Basic Documents are cumulative and not exclusive of any remedies provided by law.

     Section 10.02. Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telegraph, telecopy, cable or other writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the Company and the Administrative Agent given in accordance with this Section
10.02. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     Section 10.03. Expenses, Etc. The Company agrees to pay or reimburse each of the Lenders and the Administrative Agent for paying: (a) the reasonable fees and expenses of Davis Polk & Wardwell, special counsel to the

Administrative Agent, and special local counsel to the Administrative Agent in the States in which the Mortgages are recorded in connection with (i) the preparation, execution and delivery of this Agreement (including the Exhibits hereto) and the Security Documents and the making of the Loans and issuance of Letters of Credit hereunder and (ii) any modification, supplement or waiver of any of the terms of this Agreement, the Letters of Credit or any other Basic Document; (b) if an Event of Default occurs, all costs and expenses of each of the Lenders and the Administrative Agent (including reasonable counsels' fees) incurred as a result of such Event of Default and collection, enforcement, bankruptcy, insolvency and other proceedings resulting therefrom; (c) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any lien or security interest contemplated by this Agreement, any Security Document or any document referred to herein or therein; and (d) all costs, expenses and other charges in respect of title insurance procured with respect to the Liens created pursuant to the Mortgages.

     Section 10.04. Indemnification. The Company shall indemnify the Administrative Agent, the Lenders and each affiliate thereof and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from (i) any actual or proposed use by the Company of the proceeds of any extension of credit (whether a Loan or a Letter of Credit) by any Lender hereunder or breach by the Company of this Agreement or any other Basic Document, (ii) any Environmental Liabilities, (iii) any accident, injury to or death of Persons or loss of or damage to property occurring in, on or about any of the Plants or on any sidewalks, curbs, property or parking areas adjoining the Plants, (iv) the performance of any labor or services or the furnishing of any materials or other property in respect of any of the Plants, or (v) any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, whether or not the indemnified Person is a party thereto, and the Company shall reimburse the Administrative Agent and each Lender, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including legal fees and fees of engineers, environmental consultants and similar technical personnel) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or as a result of a successful suit by the Company seeking to enforce its rights against such Person under the Financing Documents.

     Section 10.05. Amendments, Etc. Except as otherwise specifically provided herein or therein, no amendment or waiver of any provision of this Agreement or the Notes or any other Financing Document, nor any consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Majority Lenders and the Company, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that:

     (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) increase any Working Capital Commitment of any of the Lenders or subject the Lenders to any additional obligations (except pursuant to Section 2.17); (ii) reduce the principal of, or interest on, any Loan, Reimbursement Obligation or fees hereunder; (iii) postpone any date fixed for any payment of principal of, or interest on, any Loan, Reimbursement Obligation or fee hereunder pursuant to Sections 2.03, 2.05,
2.13 or 2.15 hereof; (iv) change the percentage of any of the Working Capital Commitments or of the aggregate unpaid principal amount of any of the Loans and Letter of Credit Liabilities, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Agreement; (v) change any provision contained in Sections 2.18, Article 4, Section 10.03, or
Section 10.04 hereof or this Section 10.05 or Section 10.08 hereof; (vi) release all or a substantial portion of the security for the obligations of the Company under this Agreement or any Note;

     (b) no amendment, waiver or consent shall, without the written consent of the Supermajority Lenders, modify the Borrowing Base to increase the advance rate percentages applicable to any category of Collateral included therein; and

     (c) no amendment, waiver or consent shall be made with respect to Article 9 without the consent of the Administrative Agent.

     For purposes of this Section 10.05, "Supermajority Lenders" shall mean, at any time while no Loans or Letter of Credit Liabilities are outstanding, Lenders having at least 75% (or, if at such time there are fewer than three Lenders, 100%) of the aggregate amount of the Working Capital Commitments and, at any time while any Loans or Letter of Credit Liabilities are outstanding, Lenders holding at least 75% (or, if at such time there are fewer than three Lenders, 100%) of the outstanding aggregate principal amount of the Loans and Letter of Credit Liabilities (including, without limitation, participations in the Letters of Credit).

     Section 10.06. Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Company may not assign its rights or obligations hereunder or under the Notes without the prior written consent of all of the Lenders. Each Lender may assign any Loan or Loans or Letter of Credit Liabilities or all or any part of its Working Capital Commitments (i) to any affiliate thereof, (ii) to any other Lender, or (iii) with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, to any other Eligible Assignee; provided that any assignment shall not be less than

$2,000,000 or, if less, shall constitute an assignment of all of such Lender's Working Capital Commitments, Loans and Letter of Credit Liabilities. Upon execution by the assignor and the assignee of an instrument pursuant to which the assignee assumes such rights and obligations, payment by such assignee to such assignor of an amount equal to the purchase price agreed between such assignor and such assignee and delivery to the Administrative Agent and the Company of an executed copy of such instrument together with payment by such assignee to the Administrative Agent of a processing fee of $2,500, such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were a Lender hereunder and the assignor shall be, to the extent of such assignment (unless otherwise provided therein) released from its obligations under this Agreement. Upon the consummation of such assignment, the Company shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If such assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the date of the applicable instrument of assumption, deliver to the Company and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 3.05(f). Each Lender may (without the consent of any other party to this Agreement) sell participations in all or any part of any Loan or Loans made or Letter of Credit Liabilities held by it to another bank or other entity, in which event the participant shall not have any rights under this Agreement (except as provided in the next succeeding sentence hereof), or in the case of a Loan, such Lender's Note (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto, which agreement shall not give the participant the right to consent to any modification, amendment or waiver other than one described in clause (i), (ii), (iii) or (vi) of Section 10.05 hereof). The Company agrees that each participant shall be entitled to the benefits of Sections 3.03 and Article 4 with respect to its participation; provided that no participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such participant had no such transfer occurred. Each Lender may furnish any information concerning the Company and its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) which have agreed in writing to be bound by the provisions of Section 10.07 hereof. The Administrative Agent and the Company may, for all purposes of this Agreement, treat any Lender as the holder of any Note drawn to its order (and owner of the Loans evidenced thereby) until written notice of assignment or other transfer shall have been received by them from such Lender. Notwithstanding anything to the contrary, any Lender may at any time assign all or any portion of its rights under this Agreement, its Notes and the other Financing Documents to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations under the Financing Documents.

     (b) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company, the option to provide to the Company all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Company, provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section
10.06 any SPC may (i) with notice to, but without the prior written consent of, the Company or the Administrative Agent and without paying any processing fee therefor, assign all or portion of its interests in any Loans to its Granting Lender or to any financial institutions (if consented to by the Company and the Administrative Agent) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.

     Section 10.07. Confidentiality. Each Lender agrees to exercise all reasonable efforts to keep confidential any information delivered or made available by the Company to it which is clearly indicated to be confidential information; provided that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender, (ii) to its officers, directors, employees, agents, attorneys and accountants who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (v) which has been publicly disclosed, (vi) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender, the Company or their respective affiliates may be a party, (vii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (viii) to such Lender's legal counsel and independent auditors, and (ix) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 10.07.

          Section 10.08. Survival. The obligations of the Company under Sections 2.13(g), 3.05, 4.01, 4.05, 4.06, 4.07, 10.03 and 10.04 hereof and the obligations of the Lenders under Section 10.05 shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Working Capital Commitments and the Letters of Credit.

          Section 10.09. Captions. The table of contents and the captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 10.10. Counterparts; Integration. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral and written, relating to the subject matter hereof (except to the extent specific reference is made to any such agreement in Section 2.15 hereof).

          Section 10.11. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO

THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 10.12. Effectiveness. This Amended Agreement shall become effective on the date on the Phase I Effective Date. On the Phase I Effective Date, the Original Agreement will be automatically amended and restated in its entirety to read as set forth herein. On and after the Phase I Effective Date (i) the rights and obligations of the parties hereto shall be governed by this Amended Agreement; provided that rights and obligations of the parties hereto with respect to the period prior to the Phase I Effective Date shall continue to be governed by the provisions of the Original Agreement as in effect prior to the Phase I Effective Date, and (ii) each reference to "the date hereof" shall mean "the Phase I Effective Date". From and including the Phase I Effective Date, (i) the Working Capital Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.10 hereof, and (ii) each of LaSalle Business Credit, Inc., PNC Bank, N.A., and Provident Bank (x) shall be released from its obligations (and shall have no rights other than the right to any payment due to it except with respect to Section 2.17) under the Original Agreement and (y) shall have no rights or obligations under this Amended Agreement.

                                   ARTICLE 11
                         Amendment of Security Agreement

     The Security Agreement is amended as follows:

     Section 11.01. Amendment to Definitions. (a) Section 1 of the Security Agreement is amended by amending the definition of Secured Obligation to read in its entirety as follows:

          "Secured Obligations" means the obligations secured under this Agreement, including (a) all principal of and interest (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such case, proceeding or other action) on any Loan to the Company under, or any Note issued by the Company pursuant to, or any Reimbursement Obligation of the Company under, the Credit Agreement; (b) all other amounts payable by the Company under the Credit Agreement; (c) all other amounts payable by the Company hereunder or under any other Security Document; (d) all Addition Secured Obligations and
     (e) any renewals or extensions of any of the foregoing.

     (b) Section 1 of the Security Agreement is amended by adding the following new definitions in their appropriate alphabetical order:

          "Additional Secured Obligations" means, on any date, Interest Rate Protection Obligations and Foreign Exchange Obligations to Lenders which the Company has, on or prior to such date, designated as additional Secured Obligations for the purposes hereof by delivering to the Administrative Agent a certificate signed by a Senior Officer that (i) identifies such Interest Rate Protection Obligations or Foreign Exchange Obligations (as applicable), specifies the name and address of the Lender party thereto, the notional principal amount thereof and the expiration date thereof and
     (ii) states that such Interest Rate Protection Obligations or the Foreign Exchange Obligations (as applicable) are designated as Secured Obligations for the purposes hereof.

          "Collateral Support" means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

          "Contingent Secured Obligations" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is:

               (i) an obligation to reimburse for drawings not yet made under a Letter of Credit;

               (ii) an Interest Rate Protection Obligation or Foreign Exchange Obligation that cannot be quantified at such time;

               (iii) any other obligation (including any Guaranty) that is contingent in nature at such time; or

               (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

          "Non-Contingent Secured Obligation" means any Secured Obligation other than a Contingent Secured Obligation.

          "Permitted Liens" means the Security Interests and the other Liens on the Collateral permitted to be created, assumed or to exist pursuant to
     Section 7.11 of the Credit Agreement.

          "Receivables Records" means (i) all original copies of all documents, instruments or other writings or electronic records or other

     Records (as defined in the UCC) evidencing the Accounts, (ii) all books, correspondence, credit or other files, Records (as defined in the UCC), ledger sheets or cards, invoices, and other papers relating to Accounts, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Accounts, whether in the possession or under the control of the Company or any computer bureau or agent from time to time acting for the Company or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto, and (v) all other written or non-written forms of information related in any way to the foregoing or any Accounts.

          "Supporting Obligations" means "supporting obligations" as defined in the UCC.

     (c) Section 1 of the Security Agreement is amended by deleting the definition of Collateral Account.

     Section 11.02. Amendment to Section 3. Section 3 of the Security Agreement is amended by adding at the end of paragraph (A)(10) the following new paragraph:

          The parties hereto acknowledge that it is the intention of the Company that the assets which have been irrevocably deposited in trusts to fund the Company's obligations under the Company's Amended and Restated Deferred Compensation Plan dated August 14, 2001 and Amended and Restated Supplemental Executive Retirement Plan dated August 10, 2001, each as amended from time to time (collectively, the "Plans"), are not to be available to creditors of the Company unless the Company is Insolvent, as defined in the agreements establishing such trusts. The parties further acknowledge that, unless such assets are available to creditors of the Company, whether because the Company is Insolvent or otherwise, the assets so deposited are not considered to be assets of the Company, including, without limitation, for purposes of this Agreement or any of the other Financing Documents.

     Section 11.03. Amendment to Section 4. (a) Section 4 of the Security Agreement is amended by amending paragraphs (C), (F), (G) and (H) thereof to read in their entirety as follows:

          (C) [Intentionally Omitted]

          (F) [Intentionally Omitted]

          (G) [Intentionally Omitted]

          (H) [Intentionally Omitted]

     Section 11.04. Amendment to Section 5. Section 5 of the Security Agreement is amended to read in its entirety as follows:

     SECTION 5 INVENTORY, EQUIPMENT AND ACCOUNTS

     5.1 Equipment and Inventory

          (a) Representations and Warranties. The Company represents and warrants that, as of January 21, 2003, all of the Equipment and Inventory included in the Collateral is at the locations specified in Section 2 of the Perfection Certificate; and

          (b) Covenants and Agreements. The Company covenants and agrees that:

               (i) it shall keep the Equipment and Inventory in the locations specified in its Perfection Certificate (as amended or supplemented from time to time) unless it shall have (a) notified the Administrative Agent in writing, at least thirty days prior to any change in locations, identifying such new locations and providing landlords' and mortgagees' waivers and consents with respect to such new location and such other information in connection therewith as the Administrative Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Administrative Agent's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

               (ii) it shall keep records (which shall be correct and accurate in all material respects) of the Inventory, itemizing and describing the kind, type and quantity of Inventory, the Company's cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail;

                (iii) it shall not deliver any Document to any Person other than
          (x) the issuer of such Document to claim the goods evidenced thereby or (y) the Administrative Agent;

                (iv) if any Equipment or Inventory is in possession or control of any one or more third parties, including, without limitation, any warehouseman, bailee or agent, the Company shall join with the Administrative Agent in notifying such third parties of the Administrative Agent's security interest and obtaining an acknowledgment (authenticated in accordance with the UCC) from such third parties that it is holding the Equipment and Inventory for the benefit of the Administrative Agent and will act upon the instructions of the Administrative Agent without further consent from any Company or any other Person; provided that, unless otherwise requested by the Administrative Agent acting on the instructions of the Majority Lenders this Section 5.2(b)(iv) shall not be applicable with respect to Equipment and Inventory in possession or control of any one or more third parties with a value of less than $500,000 in the aggregate; and

     5.2  Accounts

          (a) Representations and Warranties. The Company represents and warrants that:

                (i) each Account (A) is and will be the legal, valid and binding obligation of the account debtor in respect thereof, representing an unsatisfied obligation of such account debtor, (B) is and will be enforceable in accordance with its terms, (C) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except for discounts required by contract or agreement made in the ordinary course of business, corrections of billing errors in the ordinary course of business and discounts, credits and allowances expressly permitted by Section 5.2(b)(v)) and (D) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;

                (ii) none of the account debtors in respect of any Account that is included in the Borrowing Base calculation set forth on any Borrowing Base Certificate is the government of the United States or Canada, any agency or instrumentality thereof, any state or municipality, or any foreign sovereign. No Account requires the consent of the account debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained;

                (iii) no Account is evidenced by, or constitutes, an Instrument which has not been delivered to, or otherwise subjected to the control of, the Administrative Agent in accordance with Section 5.2(c); and

                (iv) with respect to Accounts: (A) each existing Account represents, and each future Account shall represent, a bona fide sale or lease and delivery of goods or rendition of services by the Company in the ordinary course of business; (B) each existing Account is, and each future Account shall be, at the time any such Account arose and at the time any such Account is billed, for a liquidated amount payable by the account debtor thereon on the terms set forth in the invoice therefor, without offset, deduction, defense, or counterclaim, other than discounts required by contract or agreement made in the ordinary course of business, corrections of billing errors in the ordinary course of business, and discounts, credits and allowances expressly permitted by Section 5.1(b)(v); (C) each copy of an invoice or claim form delivered to the Administrative Agent by the Company shall be a genuine copy of the original invoice or claim form sent to the account debtor named therein; (D) all goods described in any invoice or claim form representing a sale of goods shall have been delivered to the account debtor and all services of the Company described in any invoice or claim form shall have been performed; and
          (E) no direction of the Company or any other Person is in effect directing any account debtor to make payments in respect of the Accounts other than to a Lockbox, a Controlled Account or a Collateral Account.

          (b) Covenants and Agreements: The Company hereby covenants and agrees that:

                (i) it shall keep and maintain at its own cost and expense records (which shall be accurate and complete in all material respects) of the Accounts, including, but not limited to, the originals of all documentation with respect to all Accounts and records of all payments received and all credits granted on the Accounts, all merchandise returned and all other dealings therewith;

                (ii) it shall perform in all material respects all of its obligations with respect to the Accounts;

                (iii) The Company shall use its best efforts, subject to reasonable business practices, to collect from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and to apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account; provided that the Company shall not (x) other than as expressly permitted by Section 5.2(b)(v), compromise or settle any dispute, claim or legal proceeding with respect to any Account for less than the total unpaid balance thereof or (y) other than as expressly permitted by Section 5.2(b)(v), allow any credit or discount on any Account; and provided further that if an Event of Default shall have occurred and be continuing, the Company shall not (x) grant any extension or renewal of the time of payment of any Account or (y) release, wholly or partially, any Person liable for the payment of any Account.

                (iv) it shall mark conspicuously, in form and manner reasonably satisfactory to the Administrative Agent, all Instruments and other evidence of Accounts (other than any delivered to the Administrative Agent as provided herein), as well as the Accounts Records with an appropriate reference to the fact that the Administrative Agent has a security interest therein;

                (v) with respect to Accounts: (A) it shall not re-date any invoice, claim form or sale relating to any Account; (B) if it becomes aware of any matter that is reasonably likely to materially adversely affect any individual Account with an outstanding balance of $500,000 or more, including information regarding the relevant account debtor's credit worthiness, the Company shall promptly so advise the Administrative Agent; (C) it shall not accept any note, warrant or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the written consent of the Administrative Agent (it being understood that if the Administrative Agent consents to the acceptance of any such note, warrant or other instrument, it shall be considered as evidence of the Account and not payment thereof, and the Company shall promptly deliver such note, warrant or instrument to the Administrative Agent, appropriately endorsed and regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the account debtor shall remain liable thereon until such note, warrant or instrument is paid in full); (D) it shall notify the Administrative Agent promptly of all disputes and claims (other than as to discounts required by contract or agreement made in the ordinary course of business and corrections of billing errors in the ordinary course of business) with any account debtor, involving in excess of $250,000 for any single dispute or claim and in excess of $500,000 for all such disputes and claims, whether any such account debtor is acting in its capacity as an account debtor or in its individual capacity; (E) it shall not grant any discount, credit or allowance with respect to any Account to any account debtor without the consent of the Administrative Agent, except for: (i) discounts or rebates required by contract or agreement made in the ordinary course of business and corrections of billing errors in the ordinary course of business; and (ii) any other discount which does not exceed $150,000, provided that the aggregate amount of discounts permitted pursuant to this clause (ii) during any calendar year with respect to any single account debtor shall not exceed $500,000; (F) if an account debtor returns any Inventory to the Company when no Event of Default exists, then the Company shall promptly determine the reason for such return and shall issue a credit memorandum to the account debtor in the appropriate amount; provided that the Company shall immediately report to the Administrative Agent in the event that the aggregate amount of such returns exceed $700,000 during any year with respect to any single account debtor (which report shall indicate the reasons for the returns and the locations and condition of the returned Inventory); and (G) if an account debtor returns any Inventory to the Company when an Event of Default exists and such Inventory is returned in a condition that makes it unfit for resale in the ordinary course of business, the Company shall: (i) hold such returned Inventory in trust for the Administrative Agent; (ii) segregate all such returned Inventory from all of its other property;
          (iii) dispose of such returned Inventory solely according to the written instructions of the Administrative Agent; and (iv) not issue any credits or allowances with respect thereto without the prior written consent of the Majority Lenders. All returned Inventory shall remain subject to the Administrative Agent's security interest. Whenever any Inventory is returned for which a Account had been created, such Account shall be credited to the extent of such returned Inventory, with the credit reported in the Weekly Collateral Certificate; and

                (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Account.

            (c) Delivery and Control of Accounts. The Company will promptly deliver and pledge each Instrument to the Administrative Agent, appropriately endorsed to the Administrative Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5.2(d) shall apply) received by it in the ordinary course of business and the Administrative Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Administrative Agent, against trust receipt or like document).

            (d)   Collection of Accounts.

                    (i) On or before the Phase I Effective Date, the Company shall (A) direct all of its account debtors to make all payments on Accounts directly to one or more Lockboxes or Controlled Accounts,
            (B) establish Controlled Accounts with the Administrative Agent or such other financial institutions as shall be acceptable to the Administrative Agent, into which all payments received in the Lockboxes shall be deposited, and into which the Company will promptly deposit all payments made for Inventory or other assets or services sold or rendered by the Company and received by the Company in the identical form in which such payments were made, whether by cash or check; and (C) cause each Subsidiary, and any other Person acting for or in concert with the Company or its Subsidiaries that receives any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, to promptly remit the same (or cause the same to be remitted) in hand to the Controlled Accounts.

                    (ii) The Company agrees to pay all reasonable fees, costs
            and expenses which the Company and its Subsidiaries incur in connection with opening and maintaining any Lockbox and Controlled Account. All of such fees, costs and expenses which remain unpaid pursuant to any Lockbox Agreement or Controlled Account Agreement to the extent the same shall have been paid by the Administrative Agent hereunder, shall constitute Loans under the Credit Agreement, shall be payable to the Administrative Agent by the Company on demand, and, until paid, shall bear interest at the rate applicable to Base Rate Loans at such time. All checks, drafts, instruments and other items of payment or proceeds of Collateral delivered to the Administrative Agent in kind shall be endorsed by the Company and its Subsidiaries, to the Administrative Agent, and, if that endorsement of any such item shall not be made for any reason, the Administrative Agent is hereby irrevocably authorized to endorse the same on behalf of the Company and its Subsidiaries, notwithstanding the inclusion on any such item of restrictive notations such as "paid in full", "balance of account", or other restrictions.

                    (iii) Without limiting Section 6, for the purpose of this
            Section 5.2(d), and effective so long as this Agreement shall remain in force and effect, the Company, on behalf of itself and its Subsidiaries, irrevocably hereby makes, constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent for that purpose) as the Company's or such Subsidiary's true and lawful attorney and agent-in-fact (A) to endorse the name of the Company or its Subsidiary upon said items of payment and/or proceeds of Collateral of the Company and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any Account or goods pertaining thereto; (B) to take control in any manner of any item of payment or proceeds thereof; (C) to have access to any Lockbox or postal box into which any checks or other forms of payment in respect of Accounts are remitted; and (D) open all mail containing checks and other forms of payment in respect of Accounts and process such checks and other forms of payment.

                    (iv) The Administrative Agent (and all Persons designated by the Administrative Agent for such purpose) may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any account debtor and whether before or after the maturity of any of the Secured Obligations, (A) enforce collection of any Accounts or contract right of the Company by suit or otherwise; (B) exercise all of the rights and remedies of the Company and its Subsidiaries with respect to proceedings brought to collect any Accounts; (C) surrender, release or exchange all or any part of any Accounts of the Company and its Subsidiaries, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (D) sell or assign any Account of the Company and its Subsidiaries upon such terms, for such amount and at such time or times as the Administrative Agent deems advisable; (E) prepare, file and sign the names of the Company and its Subsidiaries on any proof of claim in bankruptcy or other similar document against any account debtor indebted on an Account; and (F) do all other acts and things which are necessary, in the Administrative Agent's sole discretion, to fulfill the Secured Obligations and to allow the Administrative Agent to collect the Accounts. In addition to any other provision hereof or in any of the other Financing Documents, the Administrative Agent may at any time on or after the occurrence of an Event of Default, at the sole expense of Company and its Subsidiaries, notify any parties obligated on any of the Accounts to make payment directly eto the Administrative Agent of any amounts due or to become due thereunder.

                 (v) In the event that any account debtor remits any payments directly to the Company rather than to a Lockbox or a Controlled Account, the Company shall promptly take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Administrative Agent over such payments (including, without limitation, delivery thereof to the Administrative Agent) and pending any such action the Company shall be deemed to hold such payments in trust for the benefit of the Administrative Agent and such payments shall be segregated from all other property of the Company.

       Section 11.05. Amendment to Section 9. (a)Section 9(A) of the Security Agreement is amended by amending paragraphs third and fourth thereof, and adding paragraph fifth thereof, to read in their entirety as follows:

            third, to the ratable payment of unpaid principal of the Secured Obligations (other than the Additional Secured Obligations) (or to the provision for payment thereof pursuant to Section 9(B) below);

            fourth, to the ratable payment of unpaid principal of the Secured Obligations (other than the Additional Secured Obligations) (or to the provision for payment thereof pursuant to Section 9(B) below);

            fifth, to the ratable payment of the Additional Secured Obligations (or to the provision for payment thereof pursuant to Section 9(B) below);

       (b) Section 9(B) of the Security Agreement is amended to read in its entirety as follows:

            (B) If at any time any portion of any monies collected or received by the Administrative Agent would, but for the provisions of this Section 9(B), be payable pursuant to Section 9(A) in respect of the Contingent Secured Obligation, the Administrative Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least five Business Days before each proposed distribution hereunder, to notify the Administrative Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Administrative Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Administrative Agent as to the maximum ascertainable amount thereof, the Administrative Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Administrative Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 9(B) rather than Section 9(A). The Administrative Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Administrative Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of
         Section 9(A) (i.e., clause third, fourth or fifth) were not paid in full, the Administrative Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 9(A). If (i) the holder of such Contingent Secured Obligation shall advise the Administrative Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Administrative Agent still holds any amount held in trust pursuant to this Section 9(B) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Administrative Agent in the order of priorities set forth in Section 9(A).

         Section 11.06. Miscellaneous Amendments. (a)Section 4(J) of the Security Agreement is amended by replacing the reference to "Section 9.12" therein with a reference to "Section 7.10".

         (b) Section 4(K) of the Security Agreement is amended by replacing the reference to "Section 9.03" therein with a reference to "Section 7.03".

         (c) Section 9(A) of the Security Agreement is amended by replacing the reference to "Section 12.03" in paragraph first thereof with a reference to "Section 10.03".

         (d) Section 11 of the Security Agreement is amended by replacing the reference to "Section 11" therein with a reference to "Article 9".

         (e) Section 13 of the Security Agreement is amended by replacing the reference to "Section 9.02" therein with a reference to "Section 7.02".

         (f) Section 15 of the Security Agreement is amended by replacing the reference to "Section 12.02" therein with a reference to "Section 10.02".

                                   ARTICLE 12
                         Amendment of Pledge Agreement

         The Pledge Agreement is amended as follows:

         Section 12.01. Amendment to Definitions. (a)Section 1 of the Pledge Agreement is amended by amending the definition of "Secured Obligations" to read in its entirety as follows:

             "Secured Obligations" means the obligations secured under this Agreement, including (a) all principal of and interest (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such case, proceeding or other action) on any Loan to the Company under, or any Note issued by the Company pursuant to, or any Reimbursement Obligation of the Company under, the Credit Agreement; (b) all other amounts payable by the Company under the Credit Agreement; (c) all other amounts payable by the Company hereunder or under any other Security Document; (d) all Additional Secured Obligations and (e) any renewals or extensions of any of the foregoing.

         (b) Section 1 of the Pledge Agreement is amended by adding the following new definitions in their appropriate alphabetical order:

             "Additional Secured Obligations" means, on any date, Interest Rate Protection Obligations and Foreign Exchange Obligations to Lenders which the Company has, on or prior to such date, designated as additional Secured Obligations for the purposes hereof by delivering to the

       Administrative Agent a certificate signed by a Senior Officer that (i) identifies such Interest Rate Protection Obligations or Foreign Exchange Obligations (as applicable), specifies the name and address of the Lender party thereto, the notional principal amount thereof and the expiration date thereof and (ii) states that such Interest Rate Protection Obligations or the Foreign Exchange Obligations (as applicable) are designated as Secured Obligations for the purposes hereof.

            "Contingent Secured Obligations" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is:

                 (i) an obligation to reimburse for drawings not yet made under a Letter of Credit;

                 (ii) an Interest Rate Protection Obligation or Foreign Exchange Obligation that cannot be quantified at such time;

                 (iii) any other obligation (including any Guaranty) that is contingent in nature at such time; or

                 (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

            "Non-Contingent Secured Obligation" means any Secured Obligation other than a Contingent Secured Obligation.

       (c) Section 1 of the Pledge Agreement is amended by deleting the definition of "Collateral Account".

       Section 12.02. Amendment to Section 13. (a)Section 13(A) of the Pledge Agreement is amended by amending paragraphs third and fourth thereof, and adding paragraph fifth thereof, to read in their entirety as follows:

            third, to the ratable payment of unpaid principal of the Secured Obligations (other than the Additional Secured Obligations) (or to the provision for payment thereof pursuant to Section 13(B) below);

            fourth, to the ratable payment of unpaid principal of the Secured Obligations (other than the Additional Secured Obligations) (or to the provision for payment thereof pursuant to Section 13(B) below);

            fifth, to the ratable payment of the Additional Secured Obligations (or to the provision for payment thereof pursuant to Section 13(B) below);

     (b) Section 13(B) of the Pledge Agreement is amended to read in its entirety as follows:

          (B) If at any time any portion of any monies collected or received by the Administrative Agent would, but for the provisions of this Section 13(B), be payable pursuant to Section 13(A) in respect of the Contingent Secured Obligation, the Administrative Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least five Business Days before each proposed distribution hereunder, to notify the Administrative Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Administrative Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Administrative Agent as to the maximum ascertainable amount thereof, the Administrative Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Administrative Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 13(B) rather than Section 13(A). The Administrative Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Administrative Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 13(A) (i.e., clause third, fourth or fifth) were not paid in full, the Administrative Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 13(A). If (i) the holder of such Contingent Secured Obligation shall advise the Administrative Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Administrative Agent still holds any amount held in trust pursuant to this Section 13(B) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured

     Obligations), such remaining amount will be applied by the Administrative Agent in the order of priorities set forth in Section 13(A).

     Section 12.03 Miscellaneous Amendments. (a) Section 13(A) of the Pledge Agreement is amended by replacing the reference to "Section 12.03" in paragraph first thereof with a reference to "Section 10.03".

     (b) Section 14 of the Pledge Agreement is amended by replacing the reference to "Section 11" therein with a reference to "Article 9".

     (c) Section 17 of the Pledge Agreement is amended by replacing the reference to "Section 12.02" therein with a reference to "Section 10.02".

     IN WITNESS WHEREOF, the parties hereto have caused this Amended Agreement to be duly executed and delivered as of the day and year first above written.

                                         APPLIED EXTRUSION TECHNOLOGIES,
                                            INC.


                                         By:/s/ Brian P. Crescenzo
                                            ------------------------------------
                                            Name:  Brian P. Crescenzo
                                            Title: Vice President and Treasurer


                                         Address for Notices:

                                            Applied Extrusion Technologies, Inc.
                                            15 Read's Way
                                            New Castle, Delaware 19720
                                            Attention: David N. Terhune
                                            Telecopy Number: 302-326-1527

                                         Copy to:

                                            Ropes & Gray
                                            One International Place
                                            Boston, MA 02110
                                            Attention: Winthrop G. Minot
                                            Telecopy Number: 617-951-7050

Working Capital                             JPMORGAN CHASE BANK
Commitment:
$25,000,000

                                            By: /s/ James M. Barbato
                                               -----------------------------
                                               Name:  James M. Barbato
                                               Title: Vice President

Total Working Capital Commitments

$25,000,000

                                                JPMORGAN CHASE BANK,
                                                   as Administrative Agent

                                                By: /s/ James M. Barbato
                                                   -----------------------------
                                                   Name:  James M. Barbato
                                                   Title: Vice President


                                                Address for Notices:
                                                   1 Chase Square
                                                   CS5
                                                   Rochester, NY 14643
                                                   Attention: James Barbato

                                                   Telecopy Number: 585-258-6466

     Each of the undersigned acknowledges and agrees to the last sentence of
     Section 10.12 above.

                                              LASALLE BUSINESS CREDIT, INC.


                                              By: /s/ Karoline A. Mexham
                                                 -------------------------------
                                                 Name:  Karoline A. Mexham
                                                 Title: Assistant Vice President

     Each of the undersigned acknowledges and agrees to the last sentence of
     Section 10.12 above.

                                                   PNC BANK, N.A.


                                                   By: /s/ Kenneth Kaestner
                                                      --------------------------
                                                      Name:  Kenneth Kaestner
                                                      Title: Vice President

     Each of the undersigned acknowledges and agrees to the last sentence of
     Section 10.12 above.

                                                   PROVIDENT BANK


                                                   By: /s/ Mary Sue Wolfer
                                                      --------------------------
                                                      Name:  Mary Sue Wolfer
                                                      Title: Credit Officer

                                                                      SCHEDULE I

                               Assigned Agreements

1. Sale and Purchase Agreement between Hercules Incorporated and Applied Extrusion Technologies, Inc., dated as of March 8, 1994.

2. Asset Purchase Agreement dated as of May 3, 2001 among Applied Extrusion Technologies, Inc, QPF, LLC and Hood Companies, Inc. and each ancillary agreement (including, without limitation, the Inventory Note and Inventory Security Agreement) referred to therein.

                                                                     SCHEDULE II

                               Security Documents

                                                                          Title Insurance
Mortgage/Deed of Trust                                                    Amount
Mortgage, Assignment of Leases and Rents, Security Agreement and          $13,900,000 (increased September
Financing Statement dated as of April 6, 1994 between the Company and     25, 2002 from $8,375,000)
the Administrative Agent, relating to U. S. Highway 41N, Terre Haute,     (Lawyers Title Insurance
Indiana, recorded April 7, 1994 in Mortgage Record P-20, Page 1528 in     Corporation Policy #
the records of Recorder's Office of Vigo County, Indiana, as amended by   135-00-097521, as endorsed
(1) Amendment No. 1 to Mortgage, Assignment of Leases and Rents,          January 28, 1998, May 15, 2000,
Security Agreement and Financing Statement dated as of January 29,        January 22, 2001 and September
1998, recorded with Vigo County Recorder on February 9, 1998 in           25, 2002)
Mortgage Record T-20, Page 543, (2) Amendment No. 2 to Mortgage,
Assignment of Leases and Rents, Security Agreement and Financing
Statement dated as of April 12, 2000, recorded with Vigo County
Recorder on May 1, 2000 in Mortgage Record V-20, Page 12027, (3)
Amendment No. 3 to Mortgage, Assignment of Leases and Rents Security
Agreement and Financing Statement dated as of December 15, 2000, recorded with Vigo County Recorder on December 27, 2000 in Mortgage
Record V-20, Page 42480, and (4) Amendment No. 4 to Mortgage,
Assignment of Leases and Rents, Security Agreement and Financing
Statement dated as of September 20, 2002, recorded with Vigo County
Recorder on September 25, 2002 as Instrument 200227076.

                                                     Title Insurance
Mortgage/Deed of Trust                               Amount

Deed of Trust, Assignment of Leases and Rents,       $5,875,000
Security Agreement and Financing Statement dated     (Lawyers Title Insurance
as of April 6, 1994 between the Company and the      Corporation Policy #
Administrative Agent, relating to Foster Plant,      135-00-217790, as endorsed
Edgemont Drive, Covington, Virginia, recorded in     February 17, 1998, June
Deed Book 337, Page 589 in the Clerk's Office of     26, 2000, January 22, 2001
Circuit Court for County of Allegheny,               and September 27, 2002)
Commonwealth of Virginia, as amended by (1)
Amendment No. 1 to Deed of Trust, Assignment of
Leases and Rents, Security Agreement and Financing
Statement dated as of January 29, 1998, recorded with Clerk's Office of the Circuit Court of Allegheny County on February 17, 1998 in Deed Book
383, Page 1447, (2) Amendment No. 2 to Deed of
Trust, Assignment of Leases and Rents, Security
Agreement and Financing Statement, dated as of April 12, 2000, recorded with Clerk's Office of the Circuit Court of Allegheny County on June 3,
2000 in Deed Book 418, Page 105, (3) Amendment No.
3 to Deed of Trust, Assignment of Leases and
Rents, Security Agreement and Financing Statement, dated as of December 15, 2000, recorded with Clerk's Office of the Circuit Court of Allegheny
County on December 29, 2000 in Deed Book 426, Page
258, and (4) Amendment No. 4 to Deed of Trust,
Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of September 20, 2002, recorded with Clerk's Office of the Circuit
Court of Allegheny County on September 27, 2002 as
Instrument No. 020003161.

                                                            Title Insurance
Mortgage/Deed of Trust                                      Amount

Deed of Movable and Immovable Hypothec dated April          $1,603,913
7, 1994 between Applied Extrusion Technologies              (First America Title
(Canada), Inc. and the Administrative Agent, relating       Insurance Company
to 3362, Chemin de la Baronnie, Varennes, Quebec,           Policy
registered April 15, 1994 as Instrument No. 272411, as      #PQL00000002, as
amended by a Supplemental Deed of Movable and Immovable     endorsed on February
Hypothec dated January 29, 1998, registered February 17,    17, 1998)
1998 as Instrument No. 300760, as extended on August 1, 2002 to July 31, 2012.

Other Security Documents

1. Company Security Agreement dated as of April 7, 1994 between the Company and the Administrative Agent, substantially in the form of Exhibit F to the Credit Agreement (the "Company Security Agreement").

2. Company Pledge Agreement dated as of April 7, 1994 between the Company and the Administrative Agent, substantially in the form of Exhibit G to the Credit Agreement.

3. Patent Security Agreement dated as of April 7, 1994 between the Company and the Administrative Agent in the form attached as Exhibit B to the Company Security Agreement.

4. Trademark Security Agreement dated as of April 7,1994 between the Company and the Administrative Agent in the form attached as Exhibit C to the Company Security Agreement.

                                                                    SCHEDULE III

                                  Bank Accounts
                                 (Cash Accounts)

----------------------------------------------------------------------------------------------------------------------
U.S. Accounts
-------------

----------------------------------------------------------------------------------------------------------------------
Account #           Description            Bank                  Address                              Phone #
---------           -----------            ----                  -------                              -------

----------------------------------------------------------------------------------------------------------------------
818-U792            Cash Options-Corp.     Merrill Lynch         125 High Street, 19/th/ Floor        617-946-4000
                                                                 Boston, MA 02110-2704

----------------------------------------------------------------------------------------------------------------------
05-0124-4475        Operating-Corp.        Fleet Bank            446 Main Street,                     888-267-2627
                                                                 Worcester, MA 01608

----------------------------------------------------------------------------------------------------------------------
818-07034           ML Gov't. Cash         Merrill Lynch         125 High Street, 19/th/ Floor        617-946-4000
                    Acct.-Corp.                                  Boston, MA 02110-2704

----------------------------------------------------------------------------------------------------------------------
JD-05520-21         Temporary              UBS Paine Webber      265 Franklin Street                  617-439-8000
                    Investments-Corp.                            Boston, MA 02110

----------------------------------------------------------------------------------------------------------------------
85-435-22469        Operating-Films        PNC Bank              P.O. Box 821523                      732-220-3380
                                                                 Philadelphia, PA 19182-1523

----------------------------------------------------------------------------------------------------------------------
80-092-44489        Disbursement-Films     PNC Bank              P.O. Box 821523                      732-220-3380
                                                                 Philadelphia, PA 19182-1523

----------------------------------------------------------------------------------------------------------------------
85-435-24835        Lockbox-Films          PNC Bank              P.O. Box 821523                      732-220-3380
                                                                 Philadelphia, PA 19182-1523

----------------------------------------------------------------------------------------------------------------------
85-111-56775        Payroll-Films          PNC Bank              P.O. Box 821523                      732-220-3380
                                                                 Philadelphia, PA 19182-1523

----------------------------------------------------------------------------------------------------------------------
85-468-69345        Operating-Middletown   PNC Bank              P.O. Box 821523                      732-220-3380
                                                                 Philadelphia, PA 19182-1523

----------------------------------------------------------------------------------------------------------------------
85-435-29716        Lockbox-Middletown     PNC Bank              P.O. Box 821523                      732-220-3380
                                                                 Philadelphia, PA 19182-1523

----------------------------------------------------------------------------------------------------------------------
57-951-34231        Payroll-Middletown     PNC Bank              P.O. Box 821523                      732-220-3380
                                                                 Philadelphia, PA 19182-1523

----------------------------------------------------------------------------------------------------------------------
14701               Temporary Investments  Provident             PFPC, P.O. Box 8950                  800-441-7450
                                           Institutional Funds   Wilmington, DE 19899

----------------------------------------------------------------------------------------------------------------------
1114-1697           Covington Operating    First Virginia Bank   Attn:  Operations Services Inc.      540-962-6131
                                                                 P.O. Box 7585
                                                                 Roanoke, VA 24019-0585

----------------------------------------------------------------------------------------------------------------------
4304276             Terre Haute Operating  Old National Bank     P.O. Box 718                         812-462-7000
                                                                 Evansville, IN 47705

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Canada
Accounts

----------------------------------------------------------------------------------------------------------------------
Account #           Description            Bank                  Address                              Phone #
---------           -----------            ----                  -------                              -------

----------------------------------------------------------------------------------------------------------------------
102-627-7           Manual Checking        Royal Bank of         Royal Bank of Canada                 514-874-3832
                    (CAD)                  Canada                Business Services Center
                                                                 630 Rene' Levesque Blvd. West
                                                                 First Floor
                                                                 Montreal, PQ H3B2G2

----------------------------------------------------------------------------------------------------------------------
102-626-9           Disbursement           Royal Bank of         Royal Bank of Canada                 514-874-3832
                    (CAD)                  Canada                Business Services Center
                                                                 630 Rene' Levesque Blvd. West
                                                                 First Floor
                                                                 Montreal, PQ H3B2G2

----------------------------------------------------------------------------------------------------------------------
102-628-5           Operating (CAD)        Royal Bank of         Royal Bank of Canada                 514-874-3832
                                           Canada                Business Services Center
                                                                 630 Rene' Levesque Blvd. West
                                                                 First Floor
                                                                 Montreal, PQ H3B2G2

----------------------------------------------------------------------------------------------------------------------
102-625-1           Lockbox (CAD)          Royal Bank of         Royal Bank of Canada                 514-874-3832
                                           Canada                Business Services Center
                                                                 630 Rene' Levesque Blvd. West
                                                                 First Floor
                                                                 Montreal, PQ H3B2G2

----------------------------------------------------------------------------------------------------------------------
400-498-2           U.S. Dollar Account    Royal Bank of         Royal Bank of Canada                 514-874-3832
                                           Canada                Business Services Center
                                                                 630 Rene' Levesque Blvd. West
                                                                 First Floor
                                                                 Montreal, PQ H3B2G2
----------------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE IV

                             [intentionally deleted]

                                                                      SCHEDULE V

                                   Investments

Subsidiaries of Applied Extrusion Technologies, Inc.

1.   Applied Extrusion Technologies (Canada), Inc.
2.   Applied Extrusion Technologies, Limited

                                                                     SCHEDULE VI

                                Agreements; Liens

1. The Company's obligations under the City of Salem, Massachusetts Flexible Mode Industrial Development Revenue Bonds in the original principal amount of $6,500,000.

2. Equipment Lease Agreement dated as of December 29, 1997 by and between LaSalle National Leasing Corporation, its successors and assigns and Applied Extrusion Technologies, Inc. and its successors and assigns as the same has been assigned to various additional lessors.

3. Master Lease Agreement dated as of March 27, 2002 by and between General Electric Capital Corporation and Applied Extrusion Technologies, Inc.

                                                                    SCHEDULE VII

                              Environmental Matters

1. Asbestos is present throughout the facilities located in Covington, Virginia ("Covington") and Terre Haute, Indiana ("Terre Haute").

2. An open AST issue at Covington exists in regard to an abandoned, removed AST formerly used for "used machine lubrications" where ground contamination was detected and corrected. All DEQ notifications are in order.

3. The Covington facility has three wastewater lagoons which are permitted by the VPDES. Phase II testing at and near the site of the lagoons indicates that there may be levels of 1,1-dichloroethene and heptachlor epoxide exceeding levels of state regulatory concern. This is monitored each time a permit is renewed. No EPA or DEQ monitoring or correction action has been mandated.

4. The Covington facility is listed on CERCLIS with the notation "no further action". The Company is aware that two disposal sites used in connection with the Covington facility, Cyanokem, in Detroit, Michigan. and Chem Met Services in Wyandotte, Michigan are listed on the Michigan State Priority List.

5. There is a former on-site solid waste disposal area at Covington (not including the area to be retained by Hercules, Inc. known as the Hercules Industrial Landfill) located near the wastewater lagoon. Results of testing conducted at or near this area are described in no. 4 above.

6. In 1992, approximately 2,400 gallons of no. 2 fuel oil were released as a result of the overfill of an aboveground fuel oil storage tank at Terre Haute. Hercules, Inc. executed the cleanup and did not seek a site closure.

7. The facility located in Varennes, Quebec has conducted training at a "fire practice area" where small amounts of gasoline, no. 2 fuel oil and kerosene were ignited. It is possible that some of the petroleum compounds were spilled and/or spread on the soils in the area.

8. The Company has received an information request with respect to the Solvent Recovery Services of New England Site in Southington, Connecticut. A predecessor entity has assumed responsibility for that notice.

9. Terre Haute water and air permits are pending action by Indiana Department of Environmental Management (IDEM) action. All applications were timely submitted.

10. Terre Haute's pH levels have exceeded the pH parameters of its NPDES permit at times.

11.  Written Notices have been received by:

     a. Terre Haute for exceeding drinking water lead and copper levels. IDEM has provided feedback on the corrective action plan, and AET has until 2005 to implement it.

     b. Covington has received one "Warning Letter" from DEQ for not inspecting an abandoned A.S.T. (tank removed as corrective action), and not having two AST level gages at loading station for the 2 fuel oil tanks. (2 tank gages were installed). The case was reviewed by DEQ in 2002 and noted as complete.

     c. "Warning Letters" received from DEQ for missing data on V.P.D.E.S. DMR reports. Warning letter is the most minimal method of formal communication from DEQ. All corrections to data submitted. No pending action.

     d. Covington has received "Warning Letters" for vegetation control on lab methods under VPDES permit. Corrective actions taken. No pending actions.

12. There are two underground fuel oil storage tanks at Terre Haute that have been "environmentally cleaned" and abandoned in place. Formal IDEM closure conducted.

13. Threshold planning quantities of hazardous substances exist at Terre Haute and Covington such as VDC, sulfuric acid, MMA, etc. All are used for raw materials to processes.

14. Terre Haute is listed in an environmental database noting an unresolved LUST (Leaking Underground Storage Tank). Hercules removed the tank in 1989, but minor soil contamination remained. There is no action planned on this issue; the item is listed in the database as "Priority Low."

                                                                   SCHEDULE VIII

                                    Insurance

Type:                           Property
Insurer:                        FM Global Insurance Company
Effective Date:                 10/1/02 - 10/1/03
                                $661,186,340 Blanket
                                $100,000,000 Earthquake (Annual Aggregate)
                                $100,000,000 Flood (Annual Aggregate)
                    Note #1:    Additional sublimits apply.  Refer to policy forms.
                    Note #2:    Coverage includes U.S. and Canada
                    Note #3:    Coverage includes Business Interruption and Boiler and
                                Machinery coverages

-------------------------------------------------------------------------------------------

Type:                           Workers' Compensation
Insurer:                        Travelers Insurance Company
Effective Date:                 10/1/02 - 10/1/03
                                Statutory Benefits (Workers' Compensation)
                                $500,000 (Employer's Liability)

-------------------------------------------------------------------------------------------

Type:                           Comprehensive General Liability (including
                                premises and operations liability as well as products
                                and completed operations liability coverage,
                                including Canada)
Insurer:                        Travelers Insurance Company
Effective Date:                 10/1/02 - 10/1/03
Limit:                          $1,000,000 Each Occurrence
                                $2,000,000 Products/Completed Operations Aggregate
                                $2,000,000 General Aggregate

-------------------------------------------------------------------------------------------

Type                            Automobile Liability
Insurer:                        Travelers Insurance Company
Effective Date:                 10/1/02- 10/1/03
Limit:                          $1,000,000 each occurrence; includes Canada
                                (Combined Single Limit)

-------------------------------------------------------------------------------------------

Type:                           Comprehensive Crime Coverage
Insurer:                        Kemper Insurance Co.
Effective Date:                 10/1/02 - 10/1/03
Limit:                          $3,000,000 single loss limit

--------------------------------------------------------------------------------

Type:                    Ocean Cargo and Inland Marine
Insurer:                 American Home Assurance Company
Effective Date:          10/1/02 - 10/1/03
Limit:                   $1,000,000 limit per shipment; covers shipments in
                         transit, worldwide coverage

--------------------------------------------------------------------------------

Type:                    Foreign Liability
Insurer:                 The Insurance Company of The State of Pennsylvania
Effective Date:          10/1/02 - 10/1/03
                         $1,000,000 CSL Commercial General Liability including Products Liability for occurrences emanating from Foreign Operations
                         $1,000,000 CSL Automobile DIC/Excess Liability
                         Foreign Voluntary Workers' Compensation
                         $1,000,000 Employer's Liability
                         $100,000 Repatriation Expense

--------------------------------------------------------------------------------

Type:                    Umbrella/Excess Liability
Insurer:                 Fireman's Fund Insurance Company
Effective Date:          10/1/02 - 10/1/03
Limit:                   $50,000,000

                                                                       EXHIBIT A

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     AGREEMENT dated as of ________ __, ____ among [NAME OF ASSIGNOR] (the "Assignor") and [NAME OF ASSIGNEE] (the "Assignee").

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of April 7, 1994 and amended and restated as of January __, 2003 (as further amended from time to time, the "Credit Agreement") among Applied Extrusion Technologies, Inc. (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent;

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of [a portion of] its Working Capital Commitment thereunder in an amount equal to $__________[, together with a corresponding portion of each of its outstanding Loans and its Letter of Credit Liabilities] (the "Assigned Amount"), and the Assignee proposes to accept such assignment and assume the corresponding obligations of the Assignor under the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1.01. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

     Section 1.02. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount. Upon the execution and delivery hereof by the Assignor and the Assignee [and the execution of the consent attached hereto by the Administrative Agent]/1/ and the payment of the amounts specified in Section 3 required to be paid on the date hereof, (i) the Assignee shall, to the extent of the Assigned Amount, have the rights and obligations of a Lender under the Credit Agreement and (ii) except as otherwise provided in the Credit Agreement, the Assignor shall, to the extent of the

__________________________

     /1/  Delete if consent is not required.

Assigned Amount, relinquish its rights and be released from its obligations under the Credit Agreement. The assignment provided for herein shall be without recourse to the Assignor.

     Section 1.03. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them./2/ Fees accrued before the date hereof with respect to amounts assigned to the Assignee hereunder are for the account of the Assignor and such fees accruing on and after the date hereof with respect to such amounts are for the account of the Assignee. Each of the Assignor and the Assignee agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and promptly pay the same to such other party.

     [Section 1.04. Consent of the Administrative Agent. This Agreement is conditioned upon the consent of the Administrative Agent pursuant to Section
10.06 of the Credit Agreement.]/3/

     Section 1.05. No Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the validity and enforceability of the Borrower's obligations under the Credit Agreement or any promissory note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

     Section 1.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 1.07. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

___________________

     /2/ Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

     /3/ Delete if consent is not required.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                          [NAME OF ASSIGNOR]


                                          By:_________________________
                                             Name:
                                             Title:

                                          [NAME OF ASSIGNEE]


                                          By:_________________________
                                             Name:
                                             Title:


The undersigned consents to the foregoing assignment./4/


                                          JPMORGAN CHASE BANK,
                                             as Administrative Agent

                                          By:__________________________
                                             Name:
                                             Title:
__________________

     /4 4/ Delete signature block if consent is not required.

                                                                       EXHIBIT B

                                 PROMISSORY NOTE

                                                              New York, New York

                                                              --------- --, ----

     FOR VALUE RECEIVED, Applied Extrusion Technologies, Inc., a Delaware corporation, (together with its successors, the "Company"), hereby promises to pay to ___________________ (the "Lender"), or order, at the office of JPMorgan Chase Bank at 395 North Services Road, 3/rd/ Floor, Melville, NY 11747-3142, the aggregate unpaid principal amount of the Loans made by the Lender to the Company under the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The Lender is hereby authorized by the Company to endorse on the schedule (or a continuation thereof) attached to this Note, the date and amount of each Loan made by the Lender to the Company under the Credit Agreement, and the date and amount of each payment or prepayment of principal of such Loan received by the Lender, provided that any failure by the Lender to make any such endorsement or any error in such endorsement shall not affect the obligations of the Company under the Credit Agreement or under this Note in respect of such Loan.

     This Note is one of the Notes referred to in the Credit Agreement (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of April 7, 1994 and amended and restated as of January __, 2003 among the Company, the lenders named therein (including the Lender) and JPMorgan Chase Bank, as Administrative Agent, and evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

     Pursuant to the Subsidiary Guaranty dated as of April 7, 1994 and the Guarantor Acknowledgment dated as of January __, 2003, each by Applied Extrusion Technologies (Canada), Inc. (the "Subsidiary Guarantor") in favor of the Administrative Agent and the Lenders, payment of principal and interest on this
Note is unconditionally guaranteed by the Subsidiary Guarantor.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                            APPLIED EXTRUSION TECHNOLOGIES, INC.


                                            By_________________________
                                              Name:
                                              Title:

                                    SCHEDULE

This Note evidences Loans made under the within-described Credit Agreement to the Company in the principal amounts set forth below, which Loans were made on the dates set forth below, subject to the payments and prepayments of principal set forth below:

--------------------------------------------------------------------------------
               Principal Amount   Date of Payment  Amount Paid or    Balance
Date Made      of Loan            or Prepayment    Prepaid           Outstanding
--------------------------------------------------------------------------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                     EXHIBIT C-1

                       PHASE I BORROWING BASE CERTIFICATE

     Reference is made to the Credit Agreement dated as of April 7, 1994 and amended and restated as of January __, 2003 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Applied Extrusion Technologies, Inc., a Delaware corporation (the "Company"), the lenders named therein and JPMorgan Chase Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

     Pursuant to Section 7.01(f) of the Credit Agreement, the undersigned, through an authorized officer of the Company, hereby certifies that, to the best of its knowledge, attached hereto as Annex 1 is, in all material respects, a true and accurate calculation of the Borrowing Base as at the monthly accounting period ended _____________, ____ determined in accordance with the requirements of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the __ day of ____________, ____.


                                            Applied Extrusion Technologies, Inc.

                                            ____________________________________
                                            By:
                                            Title:

                                                                         ANNEX 1

JPMorganChase

                               JPMorgan Chase Bank
                   Phase I Monthly Borrowing Base Certificate
                      Applied Extrusion Technologies, Inc.



                                                   For the Month of:
                                                                     -----------


ACCOUNTS RECEIVABLE RECONCILIATION

    Total Accounts Receivable as the date of
    last submitted Certificate
                                                            -----------

    +     Sales
                                                            -----------

    -     Collections
                                                            -----------

    -     Credits
                                                            -----------

    +     Debits
                                                            -----------

    Accounts Receivable as of
                                  -----------               -----------



ACCOUNTS RECEIVABLE AGING as of
                                  ------------------

                                      Total A/R              Current        1-30        31-60        61-90      91 & Over

                                  ------------------        -----------  -----------  -----------  -----------  -----------

ACCOUNTS RECEIVABLE


Total Gross Accounts
Receivable dated:
                                  ------------------


    Total Accounts Receivable (as shown on aging)
                                                            -----------


          Less:

          Over 60 Days past due date
                                                            -----------
          Credits over 60 past due date
                                                            -----------
          Over 90 days past Invoice date
                                                            -----------
          Datings over 90 Days
                                                            -----------
          50% Rule or Cross Aging
                                                            -----------
          35% Rule or Cross Aging on 25% Concentration
                                                            -----------
          25% Concentration
                                                            -----------
          Affiliate/Interco. A/R
                                                            -----------
          Contra Accounts
                                                            -----------
          Government
                                                            -----------
          Finance charges
                                                            -----------
          Rebate Reserves
                                                            -----------
          C.O.D.
                                                            -----------
          Foreign
                                                            -----------
          Bankrupt Accounts
                                                            -----------
          Other (see Definition of Eligible Receivables):
                                                            -----------
          Other (see Definition of Eligible Receivables):
                                                            -----------

          Total Ineligible Receivables
                                                            -----------


    Total Eligible Accounts Receivable
                                                                         -----------


Total A/R Availability at Advance Rate of:                                               85%
                                                                                                                ----------

JPMorganChase

                               JPMorgan Chase Bank
                   Phase I Monthly Borrowing Base Certificate
                      Applied Extrusion Technologies, Inc.



                                                                                 For the Month of:
                                                                                                   -----------
Reserves
          Other:
          Other:

    Total Reserves

Borrowing Base Calculation

       Total Accounts Receivable Availability                                       , plus
                                                                         -----------

       Total Reserves.                                                              , minus
                                                                         -----------

    Total Borrowing Base
                                                                                                   -----------


AVAILABILITY CALCULATION

                                                                                                                ----------
       (A)  Borrowing Base*

       (B)  Aggregate Outstanding Revolving Credit Loans
                                                                                                                ----------
            Aggregate Outstanding Letters of Credit                                                              6,218,998
                                                                                                                ----------

       (B)  Total Exposure                                                                                       6,218,998
                                                                                                                ----------

       (C)  Availability (line A less line B)                                                                   (6,218,998)
                                                                                                                ----------

*   Maxiumum Facility Availability is lesser of Borrowing Base or aggregate $13,000,000 and the L/C total of $6,218,997.62




    BY:                                           DATE:
          -------------------------------------         -------------

    Title:
          -------------------------------------

                                                                     EXHIBIT C-2

                             PHASE II BORROWING BASE

     Reference is made to the Credit Agreement dated as of April 7, 1994 and amended and restated as of January __, 2003 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Applied Extrusion Technologies, Inc., a Delaware corporation (the "Company"), the lenders named therein and JPMorgan Chase Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

     Pursuant to Section 7.01(f) of the Credit Agreement, the undersigned, through an authorized officer of the Company, hereby certifies that, to the best of its knowledge, attached hereto as Annex 1 is, in all material respects, a true and accurate calculation of the Borrowing Base as at the monthly accounting period ended _____________, ____ determined in accordance with the requirements of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the __ day of ____________, ____.

                                                                         ANNEX 1

JPMorganChase

                               JPMorgan Chase Bank
                   Phase II Monthly Borrowing Base Certificate
                      Applied Extrusion Technologies, Inc.



                                                   For the Month of:
                                                                     -----------


ACCOUNTS RECEIVABLE RECONCILIATION

    Total Accounts Receivable as the date of
    last submitted Certificate
                                                            -----------

    +     Sales
                                                            -----------

    -     Collections
                                                            -----------

    -     Credits
                                                            -----------

    +     Debits
                                                            -----------

    Accounts Receivable as of
                                  -----------               -----------



ACCOUNTS RECEIVABLE AGING as of
                                  ------------------

                                      Total A/R              Current        1-30        31-60        61-90      91 & Over

                                  ------------------        -----------  -----------  -----------  -----------  -----------

ACCOUNTS RECEIVABLE


Total Gross Accounts
Receivable dated:
                                  ------------------


    Total Accounts Receivable (as shown on aging)
                                                            -----------


          Less:

          Over 60 Days past due date
                                                            -----------
          Credits over 60 past due date
                                                            -----------
          Over 90 days past Invoice date
                                                            -----------
          Datings over 90 Days
                                                            -----------
          50% Rule or Cross Aging
                                                            -----------
          35% Rule or Cross Aging on 25% Concentration
                                                            -----------
          25% Concentration
                                                            -----------
          Affiliate/Interco. A/R
                                                            -----------
          Contra Accounts
                                                            -----------
          Government
                                                            -----------
          Finance charges
                                                            -----------
          Rebate Reserves
                                                            -----------
          C.O.D.
                                                            -----------
          Foreign
                                                            -----------
          Bankrupt Accounts
                                                            -----------
          Other (see Definition of Eligible Receivables):
                                                            -----------
          Other (see Definition of Eligible Receivables):
                                                            -----------

          Total Ineligible Receivables
                                                            -----------


    Total Eligible Accounts Receivable
                                                                         -----------


Total A/R Availability at Advance Rate of:                                               85%
                                                                                                                ----------(1)

JPMorganChase

                               JPMorgan Chase Bank
                   Phase II Monthly Borrowing Base Certificate
                      Applied Extrusion Technologies, Inc.



                                                   For the Month of:
                                                                     -----------

INVENTORY

Gross Inventory as of the Month ended:
                                        ------------------



    Total Gross Inventory
                                                            ------------
       Less:
       Not Located in the USA or Canada
                                                            ------------
       WIP
                                                            ------------
       Spare Parts
                                                            ------------
       Slow Moving/Obsolete
                                                            ------------
       Off Site not covered by Landlord Waivers
       Packaging & shipping materials
                                                            ------------
       Financial Reserves
                                                            ------------
       Consigned
                                                            ------------
       Damaged, defective, returned goods, or not
       eligible for resale
                                                            ------------
       Other:
              ---------------------
                                                            ------------

                                                            ------------
       Other:
              ---------------------
                                                            ------------

       Total Ineligibles
                                                            ------------

    Total Eligible Inventory:
                                                            ------------


    Total Inventory Availability at Advance Rate of:                               60%                        (2)
                                                                                                   -----------


Reserves
          Other:
          Other:

    Total Reserves                                                                                            (3)
                                                                                                   -----------

Borrowing Base Calculation

       Total Accounts Receivable Availability                            (1)            , plus
                                                                            -----------


       Total Inventory Availability                                      (2)            , plus
                                                                            -----------

       Total Reserves.                                                   (3)            , minus
                                                                            -----------

    Total Borrowing Base
                                                                                                   -----------


AVAILABILITY CALCULATION


       (A)  Borrowing Base*
                                                                                                                   -----------
       (B)  Aggregate Outstanding Revolving Credit Loans
                                                                                                                   -----------
            Aggregate Outstanding Letters of Credit                                                                  6,218,998
                                                                                                                   -----------

       (B)  Total Exposure                                                                                           6,218,998
                                                                                                                   -----------

       (C)  Minimum Availabilty Requirement                                                                          5,000,000
                                                                                                                   -----------

       (D)  Availability (line A less line B and line C)                                                           (11,218,998)
                                                                                                                   -----------

*   Maxiumum Facility Availability is lesser of Borrowing Base or the current Line Amount

    BY:                                           DATE:
          -------------------------------------         -------------

    Title:
          -------------------------------------

                                                                       EXHIBIT D

                           OPINION OF SPECIAL COUNSEL
                                 FOR THE COMPANY

ROPES  ONE INTERNATIONAL PLACE BOSTON, MA 02110-2624 617-951-7000 F 617-951-7050
& GRAY          BOSTON    NEW YORK    SAN FRANCISCO    WASHINGTON, DC


                                                     January 21, 2003



To the Lenders and the
Administrative Agent
Referred to Below
c/o JPMorgan Chase Bank
270 Park Avenue
New York, NY  10017-2070

Dear Sirs:

         We have acted as counsel for Applied Extrusion Technologies, Inc., a Delaware corporation (the "Company"), in connection with the transactions contemplated by the Credit Agreement, dated as of April 7, 1994, as amended and restated as of January 21, 2003 (as so amended and restated, the "Amended Agreement"), among the Company, the lenders listed on the signature pages thereof and JPMorgan Chase Bank, as Administrative Agent. This opinion is delivered pursuant to Section 5.01(e) of the Amended Agreement. Terms defined in the Amended Agreement, including in the schedules and exhibits thereto, and not otherwise defined herein are used herein as defined in the Amended Agreement, including in such schedules and exhibits.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. As to questions of fact not independently verified by us, we have relied, to the extent we deemed appropriate, upon representations and certificates of officers of the Company, public officials and other appropriate persons and on the representations as to matters of fact (not constituting conclusions of law) set forth in the Amended Agreement.

         The opinions expressed herein are limited to matters governed by the internal laws of the State of New York, the General Corporation Law of the State of Delaware (the "DGCL") and the federal law of the United States of America.

         Upon the basis of the foregoing, we are of the opinion that:

         1. Each of the Company and Applied Extrusion Technologies (Canada), Inc. (the "Subsidiary Guarantor") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power required to carry on its business as now conducted as described in the Company's annual report on Form 10-K for its fiscal year ended September 30, 2002 that is to be filed with the Securities and Exchange Commission, in the form delivered to the Administrative Agent on or prior to the date hereof.

         2. The execution and delivery by the Company of the Amended Agreement and the Notes and the performance by the Company of its obligations thereunder and under the Pledge Agreement identified on Schedule II to the Amended Credit Agreement, as amended by the Amended Agreement (the "Pledge Agreement"), the Security Agreement, as amended by the Amended Agreement (the Pledge Agreement and the Security Agreement, together with the Amended Agreement and the Notes, the "Company Documents"), and the Mortgages identified on Schedule II to the Amended Credit Agreement to which it is a party (i) are within the Company's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by the Security Documents and the Mortgages), and (iii) do not contravene, or constitute a default under (or, in the case of clause (c) below, result in the creation of any Lien on the assets of the Company under), any provision of (a) New York or federal law or regulation or of the DGCL, (b) the certificate of incorporation or by-laws of the Company or (c) the Indenture dated as of June 19, 2001, as in effect on the date hereof (the "Indenture"), between the Company and Wells Fargo Bank Minnesota, National Association, Trustee, relating to the Company's 10 3/4 % Senior Notes due 2011.

         3. The execution and delivery by the Subsidiary Guarantor of the Guarantor Acknowledgment and the performance by the Subsidiary Guarantor of its obligations thereunder and under the Subsidiary Guaranty (the Subsidiary Guaranty, together with the Guarantor Acknowledgment, the "Guarantor Documents", and together with the Company Documents, the "Credit Documents") and the Mortgage to which it is a party (i) are within the Subsidiary Guarantor's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by the Security Documents), and (iii) do not contravene, or constitute a default under (or, in the case of clause (c) below, result in the creation of any Lien on the assets of the Subsidiary Guarantor under) any provision of (a) New York or federal law or regulation or of the DGCL, (b) the certificate of incorporation or by-laws of the Subsidiary Guarantor or (c) the Indenture.

         4. Subject to the qualifications appearing after the numbered paragraphs hereof, the Company Documents constitute legal, valid and binding obligations of the Company, in each case enforceable against the Company in accordance with their terms.

         5. Subject to the qualifications appearing after the numbered paragraphs hereof, the Guarantor Documents constitute legal, valid and binding obligations of the Subsidiary Guarantor, enforceable against the Subsidiary Guarantor in accordance with their terms.

         6. Neither the Company nor the Subsidiary Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and, to our knowledge is not, directly or indirectly, controlled by or acting on behalf of any Person which is an "investment company" within the meaning of said Act.

         7. Neither the Company nor the Subsidiary Guarantor is a "holding company" or, to our knowledge, an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         8. The security interests created by the Security Agreement and the Pledge Agreement secure the Secured Obligations (as defined in each of the Security Agreement and the Pledge Agreement) in respect of all future Loans made by the Lenders to, and all obligations with respect to Letters of Credit incurred by, the Company under the Amended Agreement, whether or not at the time such Loans are made or obligations incurred an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans or to perform under Letters of Credit.

         9. To our knowledge, neither the Company nor the Subsidiary Guarantor is a party to any action, suit or proceeding before any court, governmental agency or arbitrator which places in question the validity or enforceability of, or seeks to enjoin the performance of, any Credit Document or Mortgage.

         Our opinion that the relevant Credit Documents of the Company or the Subsidiary Guarantor constitute the legal, valid, binding and enforceable obligations, is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and secured parties and (ii) general principles of equity, regardless of whether applied in proceedings in equity or at law.

         The opinions expressed herein do not purport to cover, and we express no opinion with respect to, the applicability of Section 548 of the federal Bankruptcy Code or any comparable provision of state law.

         The opinions expressed herein are subject to the qualification that the enforceability of provisions in the Credit Documents providing for indemnification or contribution may be limited by public policy considerations. In addition, we express no opinion as to (i) the extent to which broadly worded waivers may be enforced, (ii) the enforceability of any provision of the Credit Documents which purports to grant the right of setoff to a purchaser of a participation in the loans outstanding thereunder or which provides for interest on interest or automatic compounding interest, (iii) the extent to which provisions providing for conclusive presumptions or determinations, non-effectiveness of oral modifications, arbitration, submission to jurisdiction, waiver of or consent to service of process and venue or waiver of offset or defenses will be enforced, or (iv) the ordinances, statutes, administrative decisions, orders, rules and regulations of any municipality, county, special district or other political subdivision of the State of New York.

         In addition, certain provisions contained in the Credit Documents, including the grant of powers of attorney thereunder, may be unenforceable in whole or in part but the inclusion of such provisions in the Credit Documents does not affect the validity of any of the other provisions thereof, and the remaining provisions of the Credit Documents are sufficient for the practical realization of the benefits intended to be provided thereby.

         We further express no opinion as to the existence of, or as to the title of any Person who has granted a security interest in any collateral under the Security Documents (the "Collateral"), to any item of Collateral or as to the priority or the perfection of any security interest in the Collateral. For purposes of paragraph 8 above, we express no opinion with respect to security interests in goods which are in accession to, or commingled or processed with other goods to the extent that a security interest is limited by Section 9-336 of New York Article 9 or Article 9 of the Delaware Uniform Commercial Code.

         This opinion is solely for the benefit of the Lenders and the Administrative Agent in connection with the transactions provided for in or contemplated by the Amended Agreement. It may not be otherwise distributed or relied upon by any Person or quoted or reproduced, in whole or in part, in any other document or filed with any government agency without our prior written consent except that a copy of this opinion may be delivered to any participant or assignee under the Amended Agreement.

                                                     Very truly yours,



                                                     Ropes & Gray

                                                                       EXHIBIT E

                             [Intentionally Omitted]

                                                                       EXHIBIT F

                                     COMPANY
                               SECURITY AGREEMENT

     AGREEMENT dated as of April 7, 1994 between APPLIED EXTRUSION TECHNOLOGIES, INC., a Delaware corporation (with its successors, the "Company"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent (with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the Company, certain lenders (the "Lenders") and the Administrative Agent are parties to a Credit Agreement dated as of April 7, 1994 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Lenders to the Company;

     WHEREAS, in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Credit Agreement, including, without limitation, its obligations under the notes issued pursuant to the Credit Agreement and its reimbursement obligations with respect to letters of credit issued pursuant thereto;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions

     Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Company and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     "Collateral" has the meaning set forth in Section 3(A).

     "Collateral Account" has the meaning set forth in Section 5(A).

     "Copyright License" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

     "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all intellectual property rights to works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "Copyright Security Agreement" means a Copyright Security Agreement executed and delivered by the Company in favor of the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

     "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired, by the Company.

     "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all motor vehicles, trucks, trailers and Rolling Stock.

     "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, to the extent valid and enforceable provisions contained therein do not prohibit the assignment thereof, including, without limitation, (i) all right, title and interest of the Company under the Assigned Agreements, (ii) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (iii) all Copyright Licenses, Copyrights, Patent Licenses, Patents, Trademark Licenses, Trademarks, rights in intellectual property, goodwill, trade names, service marks, trade secrets, permits and licenses, (iv) all rights or claims in respect of refunds for taxes paid and (v) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the Controlled Group.

     "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

     "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

     "Leased Rolling Stock" has the meaning set forth in Section 3(A).

     "Patent License" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence, including, without limitation, the agreements identified in Schedule 1 to Exhibit B hereto.

     "Patents" means all the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to Exhibit B hereto, (ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

       "Patent Security Agreement" means the Patent Security Agreement executed and delivered by the Company in favor of the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit B hereto, as the same may be amended from time to time.

       "Perfection Certificate" means a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Administrative Agent, and duly executed by the chief financial officer of the Company.

       "Permitted Liens" means the Security Interests and the other Liens on the Collateral permitted to be created, assumed or to exist pursuant to Section 9.13 of the Credit Agreement.

       "Proceeds" means all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

       "Rolling Stock" means all railcars, barges and other water carrier equipment, and all accessions, appurtenances and parts installed on and additions thereto, and replacements thereof, now owned or hereafter acquired by the Company.

       "Rolling Stock Leases" has the meaning set forth in Section 3(A).

       "Rolling Stock Revenues" means any monies, revenues, payments or credits now owned or hereafter acquired by the Company which are generated by or attributable to the Rolling Stock or Leased Rolling Stock, including, without limitation, railcar hire payments, mileage allowances, per diem mileage payments, empty mileage allowances, mileage credits and excess mileage credits, in each case whether now existing or hereafter arising.

       "Secured Obligations" means the obligations secured under this Agreement, including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such case, proceeding or other action) on any Loan to the Company under, or any Note issued by the Company pursuant to, or any Reimbursement Obligation of the Company under, the Credit Agreement; (b) all other amounts payable by the Company under the Credit Agreement; (c) all other amounts payable by the Company hereunder or under any other Security Document; and (d) any renewals or extensions of any of the foregoing.

       "Secured Parties" means (i) the Lenders and (ii) the Administrative
Agent.

       "Security Interests" means the security interests granted pursuant to
Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

       "Trademark License" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right to use any Trademark, including, without limitation, the agreements identified on Schedule 1 to Exhibit C hereto.

       "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law,
(ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to Exhibit C hereto, (iv) all reissues, extensions and renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

       "Trademark Security Agreement" means the Trademark Security Agreement executed and delivered by the Company in favor of the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit C hereto, as the same may be amended from time to time.

       "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the

Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

       SECTION 2. Representations and Warranties

       The Company represents and warrants as follows:

       (A) The Company has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens.

       (B) The Company has not performed any acts which might prevent the Administrative Agent from enforcing any of the terms of this Agreement or which would limit the Administrative Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby, other than Collateral being repaired by third parties in the ordinary course of business, Inventory in transit and Inventory held by warehousemen.

       (C) Not later than the date of the first borrowing under the Credit Agreement, the Company shall deliver the Perfection Certificate to the Administrative Agent. The information set forth therein shall be correct and complete. Not later than 60 days following the date of the first borrowing, the Company shall furnish to the Administrative Agent file search reports from each filing office set forth in Schedule 7 to the Perfection Certificate or other evidence satisfactory to the Majority Lenders acting through the Administrative Agent confirming the filing information set forth in such Schedule.


       (D) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in the Perfection Certificate have been filed in the offices specified in the Perfection Certificate, and this Agreement and any amendments hereto in appropriate form have been filed in the office of the Secretary of the Interstate Commerce Commission, with respect to any Rolling Stock, Leased Rolling Stock or Rolling Stock Leases, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC and the Interstate Commerce Act, prior to all other Liens and rights of others therein except for the Permitted Liens. When the Patent Security Agreement and the Trademark Security Agreement have been filed with the United States Patent and Trademark

Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in Patents and Trademarks, prior to all other Liens and rights of others therein except for the Permitted Liens. When a Copyright Security Agreement has been filed with the United States Copyright Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in Copyrights, prior to all other Liens and rights of others therein except for the Permitted Liens.

       (E) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

       (F) All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

       SECTION 3. The Security Interests

       (A) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of the Company hereunder and under the Credit Agreement, the Company hereby hypothecates, assigns by way of security, transfers and grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all right, title and interest of the Company in and to the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

                (1)  Accounts;

                (2)  Inventory;

                (3)  General Intangibles;

                (4)  Documents;

                (5)  Instruments;

                (6)  Equipment;

                (7) The Collateral Account, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 5(D) and other monies and property of any kind of the Company in the possession or under the control of the Administrative Agent;

                (8) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer programs, disks, printouts and other computer materials and records, whether maintained by the Company or any servicing agency) of the Company pertaining to any of the Collateral;

                  (9) All right, title, claims and benefits now owned or hereafter acquired by the Company in and to any railcar leases, subleases, rental agreements and car hire contracts in which the Company shall at any time have any interest, and any right, title, claim and benefits of the Company now owned or hereafter acquired in and to any management agreement concerning all such leases and agreements (collectively, "Rolling Stock Leases"); and all right, title and interest of the Company in the railcars and equipment provided pursuant to any Rolling Stock Leases ("Leased Rolling Stock"); in each case, including, without limitation, all rights of the Company to receive and apply any Rolling Stock Revenues attributable to any Leased Rolling Stock or pursuant to any Rolling Stock Leases; and

                  (10) All Proceeds of, attachments or accessions to, or substitutions for, all or any of the Collateral described in Clauses 1 through 10 hereof.

         (B) The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4.  Further Assurances; Covenants

         (A) (I) The Company will not change (i) the location of its chief executive office or its chief place of business or (ii) the locations where it keeps or holds any Collateral (other than Inventory and Rolling Stock in transit) or records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Administrative Agent notice thereof and taken all steps reasonably requested by the Administrative Agent to perfect the Security Interests contemplated hereby with respect to the new location in question (including without limitation an opinion of counsel, if so requested). The Company shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

         (II) The Company will not change its name, identity or corporate structure in any manner unless it shall have given the Administrative Agent prior notice thereof and taken all steps reasonably requested by the Administrative Agent to perfect the Security Interests contemplated hereby in connection with such change (including without limitation an opinion of counsel, if so requested).

         (B) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the United States Patent and Trademark Office, any filings with the United States Copyright Office, any filings with the Interstate Commerce Commission, any filings of financing or continuation statements under the UCC and any filings in, or agreements governed by the laws of, any foreign jurisdictions) that from time to time may be necessary or desirable, or that the Administrative Agent may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Administrative Agent and the other Secured Parties to obtain the full benefits of this Agreement, or to enable the Administrative Agent to exercise and enforce, or facilitate the exercise and enforcement of, any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, the Company hereby authorizes the Administrative Agent to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

     (C) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall, upon the request of the Administrative Agent acting on the instructions of the Majority Lenders, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and instruct such Person to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions.

     (D) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Majority Lenders may reasonably request in order to reflect the Security Interests.

     (E) The Company will immediately deliver and pledge each Instrument to the Administrative Agent, appropriately endorsed to the Administrative Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5(B) shall apply) received by it in the ordinary course of business and the Administrative Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Administrative Agent, against trust receipt or like document).

     (F) The Company shall use its best efforts, subject to reasonable business practices, to collect from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and to apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Unless an Event of Default has occurred and is continuing and the Administrative Agent is exercising its rights hereunder to collect Accounts, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by the Company or the Administrative Agent, shall be borne by the Company.

     (G) Upon the occurrence and during the continuance of any Event of Default, upon the request of the Majority Lenders acting through the Administrative Agent, the Company will promptly notify (and the Company hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent or its designee.

     (H) The Company shall, (i) as soon as practicable after the date hereof, in the case of Equipment now owned constituting goods in which a security interest is perfected by a notation on the certificate of title or similar evidence of the ownership of such goods, and (ii) within 10 days of acquiring any other similar Equipment, in each case, (a) having a value in excess of $50,000 or (b) having a value in excess of $25,000, if the aggregate of all such items owned by the Company at any time is greater than $100,000, deliver to the Administrative Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Administrative Agent to be named as lienholder on any such certificate of title or other evidence of ownership; provided that the foregoing shall not apply to up to three automobiles owned by the Company unless the Administrative Agent otherwise so requests. The Company shall not permit any such items to become a fixture to real estate other than real estate described in the Mortgages.

     (I) The Company shall as soon as practicable after the date hereof, at its own cost and expense, cause to be plainly, distinctly, permanently and conspicuously placed, fastened or painted upon each side of each item of Rolling Stock a legend bearing such words as the Administrative Agent may request indicating the Lien over and security interest in such Rolling Stock created hereby in letters not less than one inch in height. The Company may permit the Rolling Stock to be operated within the United States, but shall not permit the Rolling Stock to be operated outside the boundaries of the continental United States.

     (J) Without the prior written consent of the Majority Lenders, the Company will not (a) sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Administrative Agent and the Lenders hereunder if an Event of Default shall have occurred and be continuing, as permitted under Section 9.12 of the Credit Agreement and, in the case of any such disposition, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Administrative Agent; or (b) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Permitted Liens.

     (K) The Company will maintain insurance in accordance with Section 9.03 of the Credit Agreement.

     (L) The Company will, promptly upon request, provide to the Administrative Agent all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Administrative Agent to enforce the provisions of this Agreement.

     (M) If the Company shall, either itself or through any agent, employee or licensee, file an application for the registration of any Copyright with the United States Copyright Office or any Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof, not less than 30 days thereafter it shall inform the Administrative Agent, and, upon request of the Administrative Agent, execute and deliver any and all agreements, instruments, documents and papers the Administrative Agent may request to evidence the Security Interests in such Copyright, Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

     (N) If the Administrative Agent shall so request, based on its determination that changed circumstances warrant such a request, the Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel satisfactory to the Administrative Agent as to such matters relating to the transactions contemplated hereby as the Majority Lenders may reasonably request.

     Section 5. Collateral Account

     (A) There is hereby established with the Administrative Agent a cash collateral account (the "Collateral Account") in the name and under the control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Administrative

Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement, any other Security Document or the Credit Agreement. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (D) of this Section shall vest in the Administrative Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

     (B) The Company shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of such Accounts either (i) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) or (ii) to one or more other banks in any state (other than Louisiana) in the United States (each a "Lockbox Bank") (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such Lockbox Bank) for deposit into an account in the name and under the control of such Lockbox Bank (a "Lockbox Account") under a Lockbox Letter substantially in the form of Exhibit G hereto duly executed by the Company and such Lockbox Bank or under other arrangements, in form and substance satisfactory to the Administrative Agent, pursuant to which the Company shall have irrevocably instructed such Lockbox Bank (and such Lockbox Bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such Lockbox Bank; provided that on or prior to the 60th day after the Closing Date, account debtors and other Persons obligated in respect of such Accounts shall be permitted to make all payments in respect of such Accounts to one or more other banks for deposit in an account in the name and control of Hercules Incorporated, such payments to be remitted by Hercules Incorporated to the Company. Unless and until an Event of Default shall have occurred and be continuing, the Administrative Agent shall instruct such Lockbox Bank to remit such proceeds to the Company or as the Company may otherwise so instruct such Lockbox Bank. All such payments made to the Administrative Agent shall be deposited in the Collateral Account. In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Company shall as promptly as possible deposit such proceeds into a Lockbox Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Administrative Agent and the Secured Parties and shall not be commingled with any other funds or property of the Company.

     (C) The balance from time to time standing to the credit of the Collateral Account shall, except (i) upon the occurrence and continuation of an Event of

Default or (ii) as provided by Section 3.02(b)(i)(2) of the Credit Agreement, be distributed to the Company upon the order of the Company. If immediately available cash on deposit in the Collateral Account is not sufficient to make any distribution to the Company referred to in the previous sentence of this
Section 5(C), the Administrative Agent shall liquidate as promptly as practicable Liquid Investments as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Administrative Agent shall, if so instructed by the Majority Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Account in the manner specified in Section 9.

     (D) Amounts on deposit in the Collateral Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Administrative Agent, provided that, if an Event of Default has occurred and is continuing, the Administrative Agent shall, if instructed by the Majority Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, (i) each Liquid Investment shall mature within 30 days after it is acquired by the Administrative Agent and
(ii) in order to provide the Administrative Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

          (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Administrative Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Administrative Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of New York; or

          (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Administrative Agent) appropriate measures shall have been taken for perfection of the Security Interests.

     SECTION 6. General Authority

     The Company hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Administrative Agent, the Secured Parties or otherwise, for the sole use and benefit of the Administrative Agent and the other Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

                (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof, including without limitation the endorsement of the Company's name on any checks, notes, acceptances, money orders, drafts or other forms of payment,

                (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

                (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

         provided that the Administrative Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         SECTION 7.  Remedies upon Event of Default

         (A) If any Event of Default has occurred and is continuing, the Administrative Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (to the extent permitted by law, whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Account and apply such monies, Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such monies, Liquid Investments or cash or if such monies, Liquid Investments or cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory so long as the sale is conducted in a commercially reasonable manner. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative

Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Administrative Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of the Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in its opinion, reasonably convenient to the Administrative Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by the Company.

         (C) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

                (i) the Administrative Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine;

                (ii) the Administrative Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Company in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and the Company hereby releases the Administrative Agent and each of the other Secured Parties from, and agrees to hold the Administrative Agent and each of the other Secured Parties free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto; and

                (iii) upon request by the Administrative Agent, the Company will execute and deliver to the Administrative Agent a power of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark or any action related thereto. In the event of any such disposition pursuant to this Section, the Company shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Administrative Agent.

         SECTION 8 Limitation on Duty of Administrative Agent in Respect of Collateral


         Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

         SECTION 9. Application of Proceeds

         (A) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied by the Administrative Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other
             realization, including reasonable compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Administrative Agent or any other Secured Party is to be reimbursed pursuant to Section 12.03 of the Credit Agreement or
             Section 13 hereof and unpaid fees owing to the Administrative Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations;

                  third, to the ratable payment of unpaid principal of the
             Secured Obligations;

                  fourth, to the ratable payment of all other Secured
             Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Company or its successors or
             assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         (B) The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. The Administrative Agent shall invest all amounts to be applied to Letter of Credit Liabilities in Liquid Investments selected by it and hold such amount in trust for application to future drawings under the Letters of Credit notified to it by the issuing Lenders in the order in which such drawings are made. If the Administrative Agent holds any amounts which were distributable in respect of Letter of Credit Liabilities after the Letters of Credit have expired and all amounts payable with respect thereto have been paid, such amounts shall be applied in the order set forth in subsection (A) above.

         (C) In making the determinations and allocations required by this Section, the Administrative Agent shall have no liability to any of the Lenders for actions taken in reliance on information supplied by the Lenders as to the amounts of the

Secured Obligations held by them. All distributions made by the Administrative Agent pursuant to this Section shall be final and the Administrative Agent shall have no duty to inquire as to the application by the Lenders of any amount distributed to them. However, if at any time the Administrative Agent determines that an allocation or distribution previously made pursuant to this Section was based on a mistake of fact (including, without limiting the generality of the foregoing, mistakes based on an assumption that principal or interest has been paid by payments which are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Administrative Agent may in its discretion, but shall not be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Secured Parties receive the distributions to which they would have been entitled if such mistake of fact had not been made.

         SECTION 10. Assigned Agreements

         The Company hereby irrevocably authorizes and empowers the Administrative Agent for and on behalf of the Secured Parties, in the Administrative Agent's sole discretion, if an Event of Default has occurred and is continuing, to assert, either directly or on behalf of the Company any claims the Company may have, from time to time, against any other party to the Assigned Agreements or to otherwise exercise any right or remedy of the Company under the Assigned Agreements (including, without limitation, the right to enforce directly against any party to an Assigned Agreement all of the Company's rights thereunder, to make all demands and give all notices and make all requests required or permitted to be made by the Company under the Assigned Agreements) as the Administrative Agent may deem proper. The Company hereby irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as the Company's true and lawful attorney-in-fact for the purpose of enabling the Administrative Agent, to assert and collect such claims and to exercise such rights and remedies. The Company shall keep the Administrative Agent informed of all material circumstances bearing upon the right, title and interest of the Company under the Assigned Agreements.

         SECTION 11. Concerning the Administrative Agent

         The provisions of Section 11 of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

         (A) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the

Collateral) the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Majority Lenders or, in the absence of such instructions, in accordance with its discretion.

     (B) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

     SECTION 12. Appointment of Co-Administrative Agents

     At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 11).

     SECTION 13. Expenses

     In the event that the Company fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Administrative Agent if requested by the Majority Lenders may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Administrative Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may reasonably be requested by the Majority Lenders acting through the Administrative Agent from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, except, if no Event of Default has occurred and is continuing, with respect to taxes which are being contested as permitted by Section 9.02 of the Credit Agreement, the Administrative Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Administrative Agent or such Secured Party therefor on demand. All sums so paid or incurred by the Administrative Agent or any other Secured

Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Administrative Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon for each day until paid at the Post-Default Rate for such day, be additional Secured Obligations hereunder.

     SECTION 14. Termination of Security Interests; Release of Collateral

     Upon the repayment in full of all Secured Obligations and the termination of the Commitments and Letters of Credit under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Administrative Agent may release all or any part of the Collateral with the prior consent of the Majority Lenders; provided that if any such release would constitute a release of all or substantially all of the security for the obligations of the Company under the Credit Agreement or under any Note, such release will require the consent of all the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     SECTION 15. Notices

     All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with Section 12.02 of the Credit Agreement.

     SECTION 16. Waivers, Non-Exclusive Remedies

     No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 17. Successors and Assigns

     This Agreement is for the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns and the rights of the Company hereunder shall inure to the benefit of the Company's successors and permitted assigns.

     SECTION 18. Changes in Writing

     Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Administrative Agent with the consent of the Majority Lenders (or, in the case of Section 14 or this Section, the Lenders).

     SECTION 19.NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 20. Severability

     If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     SECTION 21. Counterparts

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        APPLIED EXTRUSION TECHNOLOGIES,
                                             INC.

                                        By _____________________________
                                             Title:


                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent

                                        By _____________________________
                                             Title:

STATE OF NEW YORK )
                    )  ss.:
COUNTY OF NEW YORK  )

         I, Aileen McGuire, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that David N. Terhune, Chief Financial Officer and Treasurer of APPLIED EXTRUSION TECHNOLOGIES, INC., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Chief Financial Officer and Treasurer, appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this 6th day of April, 1994.

[Seal]


________________________________
Signature of notary public
My Commission expires 7-1-95

STATE OF NEW YORK )
                    )  ss.:
COUNTY OF NEW YORK  )

         I, Aileen McGuire, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Richard D. Waters, Managing Director of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Managing Director, appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this 6th day of April, 1994.

[Seal]


_____________________________________
Signature of notary public
My Commission expires 7-1-95

                                                                       EXHIBIT A
                                                                           to
                                                                COMPANY SECURITY
                                                                       AGREEMENT

                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer of Applied Extrusion Technologies, Inc. a Delaware corporation (the "Company"), hereby certifies with reference to the Company Security Agreement dated as of April __, 1994, between the Company and The Chase Manhattan Bank (National Association), as Administrative Agent (terms defined therein being used herein as therein defined), to the Administrative Agent and each Lender as follows:

         1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

         (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

         (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years. [Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by paragraphs 1, 2 and 3 of this certificate as to each acquiree or constituent party to a merger or consolidation.]

         (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         2. Current Locations. (a) The chief executive office of the Company is located at the following address:

         Mailing Address       County      State
         ---------------       ------      -----

         (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

         Mailing
         Name           Address        County         State
         ----           -------        ------         -----

         (c) The following are all the places of business of the Company not identified above:

         Mailing
         Name                 Address          County            State
         ----                 -------          ------            -----

         (d) The following are all the locations where the Company maintains any Inventory not identified above:

         Mailing
         Name                 Address          County            State
         ----                 -------          ------            -----

         (e) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:

         Mailing
         Name                 Address          County            State
         ----                 -------          ------            -----

         3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

         (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

         4. Unusual Transactions. [Except as set forth in Schedule 4,] all Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

         5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

         6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

         7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

         8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

         IN WITNESS WHEREOF, I have hereunto set my hands this __ day of __________, 199_.

                                            ______________________________
                                            Title:

                                                                   SCHEDULE 6(A)

Description of Collateral

All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7

                               SCHEDULE OF FILINGS


   Debtor Filing Officer  File Number     Date of Filing/5/
   ------ --------------  -----------     --------------



   ______________________

/5/Indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT B
                                                                              to
                                                                COMPANY SECURITY
                                                                       AGREEMENT

                            PATENT SECURITY AGREEMENT

               (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)


         WHEREAS, Applied Extrusion Technologies, Inc., a Delaware corporation (herein referred to as "Grantor") owns the Patents (as defined in the Security Agreement referred to below) (including design patents and applications for patents) listed on Schedule 1 annexed hereto, and is a party to the Patent Licenses (as defined in the Security Agreement referred to below) identified in
Schedule 1 annexed hereto;

         WHEREAS, Grantor, certain lenders and The Chase Manhattan Bank (National Association), as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

         WHEREAS, pursuant to the terms of the Company Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and The Chase Manhattan Bank (National Association), as administrative agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such secured parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Patent Collateral (as defined herein) whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

              (i) each Patent (including each design patent and patent application), including, without limitation, each Patent (including each design patent and patent application) referred to in Schedule 1 annexed hereto;

                   (ii) each Patent License, including, without limitation, each Patent License identified in Schedule 1 annexed hereto; and

                  (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Patent (including any design patent), including, without limitation, any Patent referred to in Schedule 1 annexed hereto (including, without limitation, any such Patent issuing from any application referred to in Schedule 1 annexed hereto), and all rights and benefits of Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule 1 annexed hereto.

         Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

         Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Patent Collateral.

         This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of April, 1994.

                                        APPLIED EXTRUSION TECHNOLOGIES,
                                           INC.


                                        By:______________________________
                                           Title:
Acknowledged:

THE CHASE MANHATTAN BANK,
as Administrative Agent


By:_________________________
   Title:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of APPLIED EXTRUSION TECHNOLOGIES, INC., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of _______________, 19__.

[Seal]


________________________________
Signature of notary public
My Commission expires __________

                                                                      Schedule 1
                                                                       to Patent
                                                              Security Agreement

                                     PATENTS

A.   U.S. Patents and Design Patents

     I.D. No.           Patent No.           Issue Date          Title
     --------           ----------           ----------          -----

B.   U.S. Patent Applications

     Serial No.         Date Filed                               Title
     ----------         ----------                               -----

C.   Foreign Patents

     I.D. No.           Patent No.           Issue Date          Title
     --------           ----------           ----------          -----

                            EXCLUSIVE PATENT LICENSES

Name of                 Parties                  Date of         Subject
Agreement               Licensor/Licensee        Agreement       Matter
---------               -----------------        ---------       ------

                                                                       EXHIBIT C
                                                                              to
                                                                COMPANY SECURITY
                                                                       AGREEMENT

                          TRADEMARK SECURITY AGREEMENT

                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)

     WHEREAS, Applied Extrusion Technologies, Inc., a Delaware corporation (herein referred to as "Grantor"), owns the Trademarks (as defined in the Security Agreement referred to below) listed on Schedule 1 annexed hereto, and is a party to the Trademark Licenses (as defined in the Security Agreement referred to below) identified in Schedule 1 annexed hereto;

     WHEREAS, Grantor, certain lenders and The Chase Manhattan Bank (National Association), as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Company Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and The Chase Manhattan Bank (National Association), as administrative agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such secured parties a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Trademark Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Trademark, including, without limitation, each Trademark application referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each such Trademark;

          (ii) each Trademark License, including, without limitation, each Trademark License identified in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark, including, without limitation, any Trademark referred to in Schedule 1 hereto, and all rights and benefits of Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule 1 hereto, or for injury to the goodwill associated with any of the foregoing.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of April __, 1994.

                                                 APPLIED EXTRUSION TECHNOLOGIES,
                                                 INC.

                                                 By:____________________________
                                                 Title:

Acknowledged:

THE CHASE MANHATTAN BANK,
as Administrative Agent

By: ________________________
      Title:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of APPLIED EXTRUSION TECHNOLOGIES, INC., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of _______________, 19__.

[Seal]


________________________________
Signature of notary public
My Commission expires __________

                                                                      Schedule 1
                                                                    to Trademark
                                                              Security Agreement

                   U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS

A.   U.S. Trademarks and Trademark Registrations

     Mark                    Reg. No.                      Reg. Date
     ----                    --------                      ---------

B.   U.S. Trademark Applications

     Serial No.              Date Filed                    Mark
     ----------              ----------                    ----

                          EXCLUSIVE TRADEMARK LICENSES

Name of            Parties                      Date of                 Subject
Agreement          Licensor/Licensee            Agreement               Matter
---------          -----------------            ---------               ------

                                                                       EXHIBIT D
                                                                            to
                                                                COMPANY SECURITY
                                                                       AGREEMENT

                          COPYRIGHT SECURITY AGREEMENT

                 (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                      APPLICATIONS AND COPYRIGHT LICENSES)

     WHEREAS, Applied Extrusion Technologies, Inc., a Delaware corporation (herein referred to as "Grantor") owns the Copyrights (as defined in the Security Agreement referred to below) listed on Schedule 1 annexed hereto, and is a party to the Copyright Licenses (as defined in the Security Agreement referred to below) identified in Schedule 1 annexed hereto;

     WHEREAS, Grantor, certain lenders and The Chase Manhattan Bank (National Association), as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Company Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and The Chase Manhattan Bank (National Association), as administrative agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee for the benefit of such secured parties a security interest in substantially all the assets of the Grantor, including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing or hereafter acquired or arising:

               (i) each Copyright, including, without limitation, each Copyright referred to in Schedule 1 annexed hereto;

               (ii) each Copyright License, including, without limitation, each Copyright License identified in Schedule 1 annexed hereto; and

               (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright referred to in Schedule 1 annexed hereto, and all rights and benefits of Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule 1 annexed hereto.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Copyright Collateral any and all appropriate action which Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of April __, 1994.

                           APPLIED EXTRUSION TECHNOLOGIES, INC.


                           By: _______________________________
                               Title:



Acknowledged:

THE CHASE MANHATTAN BANK,
  as Administrative Agent

By:_____________________
   Title:

STATE OF NEW YORK  )
                      )  ss.:
COUNTY OF NEW YORK )



     I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of APPLIED EXTRUSION TECHNOLOGIES, INC., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

     GIVEN under my hand and Notarial Seal this ___ day of _______________, 19__.

[Seal]



_____________________________________
Signature of notary public
My Commission expires __________

                                                                      Schedule 1
                                                                    to Copyright
                                                              Security Agreement


                     COPYRIGHTS AND COPYRIGHT REGISTRATION

Registration No.           Reg. Date                          Title
----------------           ---------                          -----




                             COPYRIGHT APPLICATIONS

Serial No.                          Date Filed                Title
----------                          ----------                -----




                               COPYRIGHT LICENSES

Name of             Parties Date of         Subject
Agreement           Licensor/Licensee       Agreement                    Matter
---------           -----------------       ---------                    ------

                                                                       EXHIBIT E
                                                                            to
                                                                COMPANY SECURITY
                                                                       AGREEMENT


                                 ROLLING STOCK

Rolling Stock                                  AAR
[Hopper] Cars                                  Designation
-------------                                  -----------



                                               AAR
[Tank] Cars                                    Designation
-----------                                    -----------



                 ROLLING STOCK LEASES AND LEASED ROLLING STOCK


Agreement and                                  AAR
Cars                                           Designation
----                                           -----------

                                                                       EXHIBIT F
                                                                            to
                                                                COMPANY SECURITY
                                                                       AGREEMENT

                                   OPINION OF
                            COUNSEL FOR THE COMPANY

                                    * * * *

         The Security Agreement creates and constitutes as security for the Secured Obligations (as defined in the Security Agreement and including any future obligations which are Secured Obligations), in favor of the Administrative Agent for the ratable benefit of the Secured Parties, a valid security interest in all right, title and interest of the Company in the Collateral and all right, title and interest of the Company in the Collateral Accounts. The security interests of the Administrative Agent in all right, title and interest of the Company in the Collateral created by the Security Agreement constitute perfected security interests under the Uniform Commercial Code, as in effect in the State of _______ ("UCC"), the Interstate Commerce Act ("ICA"), the United States Copyright Act ("CA"), the United States Patent Act ("PA") and the United States Trademark Act ("TA"), to the extent that a security interest therein may be perfected under the UCC, the ICA, the CA, the PA or the TA. Insofar as the priority thereof is governed by the UCC, the priority of the security interests created by the Security Agreement in the Collateral in which the Company has rights on the date hereof will be the same with respect to Loans made or deemed made or Letters of Credit issued pursuant to the Credit Agreement after the date hereof as with respect to any such Loans made, Letters of Credit issued or obligations incurred on the date hereof, except to the extent that any priority may be affected by any security interest, lien or other encumbrance imposed by law in favor of any government or governmental authority or agency. Unless otherwise specifically defined herein, each term defined herein has the meaning assigned to such term in the Security Agreement.

         With respect to the enforceability of the Security Documents, we express no opinion as to the availability of specific performance. Moreover, our opinion with respect to the enforceability of the Security Documents is subject to the further qualification that certain remedial provisions thereof may be limited by the law of the State of _______ and applicable law of the United States of America, but such laws do not, in our opinion, make the remedies afforded thereby inadequate for the practical realization of the benefits of the security intended to be provided thereby.

                                                                       EXHIBIT G
                                                                            to
                                                                COMPANY SECURITY
                                                                       AGREEMENT

                            [FORM OF LOCKBOX LETTER]

                  _______________, 199_

[Name and Address of Bank]

         Re:  Applied Extrusion Technologies, Inc.

Gentlemen:

     We hereby notify you that effective _____________, 199_, we have transferred exclusive ownership and control of our [lock-box] account[s] No[s]. _________________ (the "Account[s]") maintained with you to The Chase Manhattan Bank (National Association) as Administrative Agent (the "Administrative Agent").

     We also hereby notify you that the Administrative Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Account[s], including, without limitation, the right to specify when payments are to be made out of or in connection with the Account[s].

     By its acknowledgment below, the Administrative Agent hereby instructs you that until such time as it specifies otherwise, all payments to be made by you out of or in connection with the Account[s] shall be made as Applied Extrusion Technologies, Inc. may direct.

     All funds deposited into the Account[s] will not be subject to deductions, set-off, banker's lien or any other right in favor of any other person than the Administrative Agent, except that you may set-off against the Account[s] (i) the face amount of any check deposited in and credited to such Account[s] which is subsequently returned for any reason and (ii) the amount of any accrued but unpaid reasonable and customary cash management fees. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time and we will continue to pay such compensation.

     Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below.

                           Very truly yours,

                           APPLIED EXTRUSION TECHNOLOGIES, INC.

                           By___________________________
                           Title:



Acknowledged and agreed
to as of this ____ day of
________, 199_.

[BANK]


By_________________________
  Title:


THE CHASE MANHATTAN BANK
(NATIONAL ASSOCIATION),
as Administrative Agent

By_________________________
  Title:

                                                                       EXHIBIT G

                                     COMPANY
                                PLEDGE AGREEMENT

     AGREEMENT dated as of April 7, 1994 between APPLIED EXTRUSION TECHNOLOGIES, INC., a Delaware corporation (with its successors, the "Company"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent (with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the Company, certain lenders (the "Lenders") and the Administrative Agent are parties to a Credit Agreement dated as of April 7, 1994 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Lenders to the Company;

     WHEREAS, in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Credit Agreement, including, without limitation, its obligations under the notes issued pursuant to the Credit Agreement and its reimbursement obligations with respect to letters of credit issued pursuant thereto;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions

     Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "Collateral" has the meaning assigned to such term in Section 3(A).

     "Collateral Account" has the meaning set forth in the Security Agreement.

     "Issuer" means the issuers listed in Schedule A hereto.

     "Pledged Instruments" means (i) the intercompany notes, if any, listed on Schedule B hereto and (ii) any instrument required to be pledged to the Administrative Agent pursuant to Section 3(B).

     "Pledged Securities" means the Pledged Instruments and the Pledged Stock.

     "Pledged Stock" means (i) the shares of stock of each Issuer set forth on Schedule A hereto and (ii) any other capital stock required to be pledged to the Administrative Agent pursuant to Section 3(B).

     "Secured Obligations" means the obligations secured under this Agreement, including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such case, proceeding or other action) on any Loan to the Company under, or any Note issued by the Company pursuant to, or any Reimbursement Obligation of the Company under, the Credit Agreement; (b) all other amounts payable by the Company under the Credit Agreement; (c) all other amounts payable by the Company hereunder or under any other Security Document; and (d) any renewals or extensions of any of the foregoing.

     "Secured Parties" means (i) the Lenders and (ii) the Administrative Agent.

     "Security Agreement" means the Company Security Agreement dated as of April 7, 1994 between the Company and the Administrative Agent, as the same may be modified and supplemented and in effect from time to time.

     "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

     Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

     Section 2. Representations and Warranties

     The Company represents and warrants as follows:

     (A) Title to Pledged Securities. The Company owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. The Pledged Stock includes all of the issued and outstanding capital stock of each Issuer. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Company is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

     (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the Pledged Instruments and the certificates representing the Pledged Stock to the Administrative Agent in accordance with Section 4 hereof, the Administrative Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Company nor any of its Subsidiaries has performed or will perform any acts which might prevent the Administrative Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Administrative Agent in any such enforcement.

     (C) UCC Filing Locations. The chief executive office of the Company is located at the address specified below its name on the signature pages hereof. Under the Uniform Commercial Code as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

     (D) Applied Extrusion Technologies (UK), Limited does not own or hold assets with a fair market value in excess of $50,000 and has not had operating profit for any previous fiscal year in excess of $50,000.

     Section 3. The Security Interests

     In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Company hereunder and under the Credit Agreement:

     (A) The Company hereby assigns and pledges to and with the Administrative Agent for the benefit of the Secured Parties and grants to the Administrative Agent for the benefit of the Secured Parties security interests in the Pledged Securities, and all of its rights and privileges with respect thereto, and all proceeds, income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto (the "Collateral"). Contemporaneously with the execution and delivery hereof, the Company is delivering the certificates representing the Pledged Instruments and the certificates representing the Pledged Stock in pledge hereunder.

     (B) In the event that any Issuer at any time issues any additional or substitute shares of capital stock of any class or any note, or owes any other Indebtedness to the Company evidenced by an instrument, the Company will immediately pledge and deposit with the Administrative Agent certificates representing all such shares and such note or an instrument evidencing such other Indebtedness as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

     (C) The Security Interests are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company or any of its Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

     SECTION 4. Delivery of Pledged Securities

     All Pledged Instruments delivered to the Administrative Agent by the Company pursuant hereto shall be endorsed in suitable form for transfer by endorsement and delivery by the Administrative Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent. All certificates representing Pledged Stock delivered to the Administrative Agent by the Company pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent.

     SECTION 5. Filing; Further Assurances

     (A) The Company agrees that it will, at its expense and in such manner and form as the Administrative Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that the Administrative Agent may determine to be necessary or desirable in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Administrative Agent to execute and file, in the name of the Company or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

     (B) The Company agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Administrative Agent not more than four months' nor less than 10 days' prior notice thereof.

     SECTION 6. Record Ownership of Pledged Stock.

     The Administrative Agent may at any time or from time to time during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Administrative Agent or its nominee. The Company will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Company and the Administrative Agent will promptly give to the Company copies of any notices and communications received by the Administrative Agent with respect to Pledged Stock registered in the name of the Administrative Agent or its nominee.

     SECTION 7. Right to Receive Distributions on Collateral.

     The Administrative Agent shall have the right to receive all dividends, interest and other payments and distributions made upon or with respect to the Collateral ("Collateral Distributions") other than cash dividends ("Cash Dividends") and, during the continuance of any Event of Default, to receive Cash Dividends and to retain all Collateral Distributions, in each case as Collateral hereunder, and the Company shall take all such action as the Administrative Agent may deem necessary or appropriate to give effect to such right. All Collateral Distributions which are received by the Company shall be received in trust for the benefit of the Administrative Agent and the other Secured Parties and, if the Administrative Agent so directs during the continuance of an Event of Default, shall be segregated from other funds of the Company and shall, forthwith upon demand by the Administrative Agent during the continuance of an Event of Default, be paid over to the Administrative Agent as Collateral in the same form as received (with any necessary endorsement, without recourse). After all Events of Default have been cured, the Administrative Agent's right to retain Collateral Distributions under this Section 7 shall cease.

     SECTION 8. Right to Vote Pledged Stock.

     Unless an Event of Default shall have occurred and be continuing, the Company shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Administrative Agent shall, upon receiving a written request from the Company accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Company or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Administrative Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Administrative Agent.

     If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to the extent permitted by law, and the Company shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof.

     SECTION 9. General Authority

     The Company hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Administrative Agent, the Secured Parties or otherwise, for the sole use and benefit of the Administrative Agent and the other Secured Parties, but at the expense of the Company, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

                (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

                (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Administrative Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent and the Company agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

     SECTION 10. Remedies upon Event of Default

     If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (to the extent permitted by law, whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by law, (i) apply the cash, if any, then held by it as Collateral as specified in
Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind.

     The Administrative Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on any or all of the Pledged Instruments and on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent deems necessary or advisable in order to comply with said Act or any other law. The Company covenants and agrees that it will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically WAIVES all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     SECTION 11. Expenses The Company agrees that it will forthwith upon demand pay to the Administrative Agent:

                 (i) the amount of any taxes which the Administrative Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                 (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts employed to evaluate, protect or realize the value of the Collateral, which the Administrative Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Administrative Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

     Any such amount not paid on demand shall bear interest for each day until paid at the Post-Default Rate for such day.

     SECTION 12. Limitation on Duty of Administrative Agent in Respect of Collateral.

     Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.

     SECTION 13. Application of Proceeds

       (A) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Administrative Agent in the following order of priorities:

                 first, to payment of the expenses of such sale or other
            realization, including reasonable compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Administrative Agent or any other Secured Party is to be reimbursed pursuant to Section 12.03 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Administrative Agent under the Credit Agreement;

                 second, to the ratable payment of accrued but unpaid interest on the Secured Obligations;

                 third, to the ratable payment of unpaid principal of the
            Secured Obligations;

                 fourth, to the ratable payment of all other Secured
            Obligations, until all Secured Obligations shall have been paid in full; and

                 finally, to payment to the Company or its successors or
            assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

       (B) The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. The Administrative Agent shall invest all amounts to be applied to Letter of Credit Liabilities in Liquid Investments selected by it and hold such amount in trust for application to future drawings under the Letters of Credit notified to it by the issuing Lenders in the order in which such drawings are made. If the Administrative Agent holds any amounts which were distributable in respect of Letter of Credit Liabilities after the Letters of Credit have expired and all amounts payable with respect thereto have been paid, such amounts shall be applied in the order set forth in subsection (A) above.

       (C) In making the determinations and allocations required by this Section, the Administrative Agent shall have no liability to any of the Lenders for actions taken in reliance on information supplied by the Lenders as to the amounts of the Secured Obligations held by them. All distributions made by the Administrative Agent pursuant to this Section shall be final and the Administrative Agent shall have no duty to inquire as to the application by the Lenders of any amount distributed to them. However, if at any time the Administrative Agent determines that an allocation or distribution previously made pursuant to this Section was based on a mistake of fact (including, without limiting the generality of the foregoing, mistakes based on an assumption that principal or interest has been paid by payments which are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Administrative Agent may in its discretion, but shall not be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Secured Parties receive the distributions to which they would have been entitled if such mistake of fact had not been made.

       SECTION 14. Concerning the Administrative Agent

       The provisions of Section 11 of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

       (A) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Majority Lenders or, in the absence of such instructions, in accordance with its discretion.

       (B) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

       SECTION 15. Appointment of Co-Administrative Agents

       At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-administrative agent or co-administrative agents, jointly with the Administrative Agent, or to act as separate administrative agent or administrative agents on behalf of the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-administrative agent or separate administrative agent similar to the provisions of Section 14).

       SECTION 16. Termination of Security Interests; Release of Collateral

       Upon the repayment in full of all Secured Obligations and the termination of the Commitments and Letters of Credit under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Administrative Agent may release all or any part of the Collateral with the prior consent of the Majority Lenders; provided that if any such release would constitute a release of all or substantially all of the security for the obligations of the Company under the Credit Agreement or under any Note, such release will require the consent of all the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

       SECTION 17. Notices

       All notices, communications and distributions hereunder shall be given in accordance with Section 12.02 of the Credit Agreement.

       SECTION 18. Waivers, Non-Exclusive Remedies

       No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

       SECTION 19. Successors and Assigns

       This Agreement is for the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns and the rights of the Company hereunder shall inure to the benefit of the Company's successors and permitted assigns.

       SECTION 20. Changes in Writing

       Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Administrative Agent with the consent of the Majority Lenders (or, in the case of Section 16 and this Section, the Lenders).

       SECTION 21. NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
                   TRIAL

       THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

       SECTION 22. Severability

       If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

       SECTION 23. Counterparts

       This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    APPLIED EXTRUSION TECHNOLOGIES, INC.

                                    By_______________________
                                        Title:


                                    THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION),
                                        as Administrative Agent


                                    By_______________________
                                        Title:

                                                                       EXHIBIT H

                               SUBSIDIARY GUARANTY

     SUBSIDIARY GUARANTY dated as of April __, 1994 of Applied Extrusion Technologies (Canada), Inc., a Delaware corporation (the "Guarantor") in favor of The Chase Manhattan Bank (National Association), as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, Applied Extrusion Technologies, Inc., a Delaware corporation (the "Company"), certain lenders (the "Lenders") and the Administrative Agent, have entered into a Credit Agreement dated as of April __, 1994 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Lenders to the Company;

     WHEREAS, the Company owns all of the outstanding shares of capital stock of the Guarantor;

     WHEREAS, it is a condition to the borrowing of the initial loans under the Credit Agreement that the Guarantor executes and delivers a Subsidiary Guaranty whereby the Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Company under the Credit Agreement, the Security Documents; and

     WHEREAS, in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, the Guarantor is willing to guarantee the obligations of the Company under the Credit Agreement and the Security Documents;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

     SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

     SECTION 2. Representations and Warranties. The Guarantor represents that:

          (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except in the case of such licenses, authorizations, consents and approvals, where the failure to obtain them would not have a material adverse effect on its condition (financial or otherwise), assets, nature of assets, liabilities (including without limitation, tax, ERISA and Environmental Liabilities) or prospects; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its condition (financial or otherwise), assets, nature of assets, liabilities (including, without limitation, tax, ERISA and environmental liabilities) or prospects.

          (b) The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Subsidiary Guaranty; the execution, delivery and performance by the Guarantor of this Subsidiary Guaranty has been duly authorized by all necessary corporate action; and this Subsidiary Guaranty has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

          (c) Neither the execution and delivery by the Guarantor of the Basic Documents to which it is party nor compliance with the terms and provisions thereof by the Guarantor will conflict with or result in a breach of, or require any consent under, the certificate of incorporation or by-laws of the Guarantor or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any Basic Document or other material agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to, or permitted by, the Security Documents) result in the creation or imposition of any Lien upon any of the revenues or assets of the Guarantor pursuant to the terms of any such agreement or instrument.

          (d) There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on its condition (financial or otherwise), assets, nature of assets, liabilities (including, without limitation, tax, ERISA and Environmental Liabilities) or prospects.

          (e) The Guarantor has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental or regulatory authority or agency and any third party necessary for the consummation of the Acquisition and the execution, delivery or performance by it of any Basic Document to which it is a party, or for the validity or enforceability thereof, except for filing and recordings of the Liens created pursuant to, or permitted by, the Security Documents.

     SECTION 3. The Guaranty. The Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Company pursuant to, and each Reimbursement Obligation of the Company under, the Credit Agreement, and the full and punctual payment of all other amounts payable by the Company under the Credit Agreement and the Security Documents. Upon failure by the Company to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement or the relevant Security Document, as the case may be.

     SECTION 4. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under the Credit Agreement, any Note or any Security Document, or any obligation of the Guarantor hereunder or under any Security Document, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to the Credit Agreement, any Note or any Security Document;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Company under the Credit Agreement, any Note or any Security Document or any obligation of the Guarantor hereunder or under any Security Document;

          (iv) any change in the corporate existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any obligation of the Company contained in the Credit Agreement, any Note of any Security Document;

          (v) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Company, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Company for any reason of the Credit Agreement, any Note or any Security Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement or any Security Document; or

          (vii) any other act or omission to act or delay of any kind by the Company, the Guarantor, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

     SECTION 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until the principal of and interest on the Notes and all other amounts payable by the Company under the Credit Agreement and the Security Documents shall have been paid in full and the Commitments and Letters of Credit under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement or any Security Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     SECTION 6. Waiver by the Guarantor. The Guarantor waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, the Guarantor hereunder, or any other Person.

     SECTION 7. Waiver of Subrogation. The Guarantor hereby irrevocably waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of any payment by the Guarantor hereunder.

     SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company under the Credit Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Credit

Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Majority Lenders.

     SECTION 9. Limitation on Guarantor's Obligations. The obligations of the Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law. The obligations of the Guarantor hereunder shall rank pari passu.

     SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telex, telegraph, telecopy, cable or other writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at its address or telex or facsimile transmission number set forth on the signature page hereof or such other address or telex or telecopy number as such party may hereafter specify for the purpose by notice to the Administrative Agent. Except as otherwise provided in this Subsidiary Guaranty, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     SECTION 11. No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Subsidiary Guaranty, the Credit Agreement and the Security Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 12. Successors and Assigns. This Subsidiary Guaranty is for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns and in the event of an assignment of the Loans or other amounts payable under the Credit Agreement or the Security Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Subsidiary Guaranty shall be binding upon the Guarantor and its successors and assigns.

     SECTION 13. Changes in Writing. Neither this Subsidiary Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Administrative Agent with the consent of the Majority Lenders.

     SECTION 14. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE GUARANTOR HEREBY SUBMITS

TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the party hereto has caused this Subsidiary Guaranty to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

                                        APPLIED EXTRUSION TECHNOLOGIES
                                         (CANADA), INC.


                                        By: _________________________
                                            Title:

                                        Address for Notices:

                                        Address:
                                        Attention:

                                        Copy to:

                                        Telex Number:
                                        Telecopy Number:

                                                                       EXHIBIT I

                 SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND CONSENT

                          Dated as of January __, 2003


         Reference is made to the Credit Agreement dated as of April 7, 1994, as amended and restated as of January __, 2003 (the "Amended and Restated Credit Agreement"), among Applied Extrusion Technologies, Inc. (the "Company"), the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent. The undersigned, a wholly owned subsidiary of the Company, as Guarantor under the Subsidiary Guaranty dated as of April 7, 1994 (the "Subsidiary Guaranty"), and as a Grantor under the Deed of Movable and Immovable Hypothec dated as of April 7, 1994 (the "Hypothec"), in each case in favor of the Administrative Agent for the benefit of the Lenders (as defined in the Amended and Restated Credit Agreement), hereby:

         (a) consents to the Amended and Restated Credit Agreement, including without limitation the incurrence by the Company of additional Loans contemplated thereby; and

         (b) hereby confirms and agrees that (i) each of the Subsidiary Guaranty and the Hypothec, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amended and Restated Credit Agreement, each reference in each of the Subsidiary Guaranty and the Hypothec to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement and
                  (ii) the Hypothec and all of the Collateral described therein, do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).

                                            APPLIED EXTRUSION TECHNOLOGIES
                                              (CANADA), INC.


                                            By__________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT J

                          FORM OF COMMITMENT ACCEPTANCE

                                                                          [Date]

JPMorgan Chase Bank,
as General Administrative Agent
   under the Credit Agreement referred to below

         Reference is made to the Credit Agreement dated as of April 7, 1994, as amended and restated as of January __, 2002 (the "Credit Agreement") among Applied Extrusion Technologies, Inc. (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, and to Section 2.17 thereof.

         The undersigned hereby agrees and confirms that effective as of the date hereof, the undersigned is a party to the Credit Agreement and is a Lender for all purposes of the Credit Agreement and each other Financing Document (as defined in the Credit Agreement). The undersigned assumes a Working Capital Commitment (as defined in the Credit Agreement) in the amount of $ __________.

         [By your signature below, you hereby consent to the designation of the undersigned as a Lender under the Credit Agreement]/6/

                                                    Very truly yours,

                                                    [NAME OF LENDER]

                                                    By: ________________________
                                                        Title:
                                                        Address:
                                                        Facsimile number:
                                                        Telephone number:



-----------------
         /6/ Include if Lender is not already a Bank party to the Credit Agreement.

ACKNOWLEDGED AND AGREED:
APPLIED EXTRUSION TECHNOLOGIES,  INC.


By: ____________________
    Name:
    Title:

The undersigned hereby consent
to the foregoing:


JPMORGAN CHASE BANK,
as Administrative Agent

By: ____________________
    Name:
    Title:

                                                                       EXHIBIT K

JPMorganChase
                     FORM OF WEEKLY COLLATERAL CERTIFICATE

                               JPMorgan Chase Bank
                          WEEKLY COLLATERAL CERTIFICATE
                      Applied Extrusion Technologies, Inc.


    DATE:                                          SCHEDULE #
           --------------------                                -----------------


BEGINNING ACCOUNTS RECEIVABLE
                                                               -----------------

PLUS GROSS SALES
                                                               -----------------

LESS GROSS COLLECTIONS
            DEPOSIT DATE:
                               -----------                     -----------------

LESS CREDITS
                                                               -----------------

PLUS/(MINUS) ADJUSTMENTS
                                                               -----------------

CLOSING ACCOUNTS RECEIVABLE
                                                               =================



GROSS COLLECTIONS
                                                               -----------------
            DEPOSIT DATE:
                               -----------

LESS DEDUCTIONS
                                                               -----------------

PLUS NON A/R CASH
                                                               -----------------

PLUS/(MINUS) ADJUSTMENTS
                                                               -----------------

NET COLLECTIONS
                                                               =================


THE UNDERSIGNED CERTIFIES THE INFORMATION IN THIS REPORT TO THE
J P MorganChase BANK IS ACCURATE BASED ON THE ACCOUNT RECORDS OF THE RESPECTIVE COMPANY.

AUTHORIZED SIGNATURE:
                      ----------------------------------------------------------